Oppenheimer
Main Street Income & Growth Fund

Prospectus dated November 1, 1996

Oppenheimer Main Street Income & Growth Fund, a series of Oppenheimer Main Street Funds, Inc., is a mutual fund that seeks a high total return (which includes current income and capital appreciation in the value of its shares) from equity and debt securities. Please refer to "Investment Policies and Strategies" for more information about the types of securities the Fund invests in and refer to "Investment Risks" for a discussion on the risks of investing in the Fund.

         This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the November 1, 1996, Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

                                                       (OppenheimerFunds logo)

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

                  ABOUT THE FUND
3                 Expenses
5                 A Brief Overview of the Fund
7                 Financial Highlights
10                Investment Objectives and Policies
11                Investment Risks
13                Investment Techniques and Strategies
19                How the Fund is Managed
21                Performance of the Fund

                  ABOUT YOUR ACCOUNT
25                How to Buy Shares
                  Class A Shares
                  Class B Shares
                  Class C Shares
                  Class Y Shares
39                Special Investor Services
                  AccountLink
                  Automatic Withdrawal and Exchange Plans
                  Reinvestment Privilege
                  Retirement Plans
41                How to Sell Shares
                  By Mail
                  By Telephone
43                How to Exchange Shares
45                Shareholder Account Rules and Policies
46                Dividends, Capital Gains and Taxes

A-1               Appendix A: Special Sales Charge Arrangements

A B O U T  T H E  F U N D

Expenses


The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you might expect to bear indirectly. The numbers below are based on the Fund's expenses during its fiscal year ended June 30, 1996.

         o Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account" from pages 26 through 49 for an explanation of how and when these charges apply.

                                Class A  Class B          Class C      Class Y
                                Shares   Shares           Shares       Shares
-----------------------------------------------------------------------------
Maximum Sales                   5.75%    None             None         None
Charge on Purchases
(as a % of offering price)
-----------------------------------------------------------------------------
Maximum Deferred Sales Charge   None(1)  5% in the first  1.0% if      None
(as a % of the lower                     year, declining  shares
of the original offering                 to 1% in the     are redeemed
price or redemption proceeds)            sixth year and   within 12
                                         eliminated       months of
                                         thereafter(2)    purchase(2)
-----------------------------------------------------------------------------
Maximum Sales Charge on         None     None             None         None
Reinvested Dividends
-----------------------------------------------------------------------------
Redemption Fee                  None(3)  None(3)          None(3)      None(3)
-----------------------------------------------------------------------------
Exchange Fee                    None     None             None         None

(1)If you invest $1 million or more($500,000 or more for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page 31), in Class A shares, you may have to pay

                                       -3-




a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Buying Class A Shares," below. (2)See "How to Buy Shares - Buying Class B Shares" and "How to Buy Shares - Buying Class C Shares," below, for more information on the contingent deferred sales charges. (3)There is a $10 transaction fee for redemptions paid by Federal Funds wire but not for redemptions paid by check or ACH transfer through AccountLink. See "How to Sell Shares," below.


         o Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.


                         Annual Fund Operating Expenses
                    (as a Percentage of Average Net Assets):

                    Class A   Class B    Class C    Class Y
                    Shares    Shares     Shares     Shares
-----------------------------------------------------------
Management Fees     0.47%     0.47%      0.47%      0.47%
-----------------------------------------------------------
12b-1 Plans Fees    0.24%     1.00%      1.00%      None
-----------------------------------------------------------
Other Expenses      0.28%     0.29%      0.27%      0.28%
-----------------------------------------------------------
Total Fund
Operating Expenses  0.99%     1.76%      1.74%      0.75%


      The numbers in the chart above are based on the Fund's expenses in its fiscal year ended June 30, 1996. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The "12b-1 Distribution Plan Fees" for Class A shares are the service fees. The maximum is 0.25% of average net assets for that Class. For Class B and Class C shares, the Distribution Plan Fees are the service plan fees (the maximum fee for each class is 0.25% of average annual net assets of the respective class) and the asset-based sales charge of 0.75% of average annual net assets of the respective class. These plans are described in greater detail in "How to Buy Shares." Class Y shares were not publicly offered during the fiscal year ended June 30, 1996. Therefore, the "Other Expenses" for Class Y shares are estimates based on expenses that would have been payable if Class Y shares had been outstanding during that fiscal period. The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including the actual value of the Fund's assets represented by each class of shares.

         o Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make $1,000 investments in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each 1, 3, 5 and 10 years:

                  1 year    3 years     5 years      10 years(1)
-------------------------------------------------------------
Class A Shares    $67       $87         $109         $172
Class B Shares    $68       $85         $115         $168
Class C Shares    $28       $55         $ 94         $205
Class Y Shares    $ 8       $24         $ 42         $ 93

         If you did not redeem your investment, it would incur the following expenses:

                  1 year    3 years     5 years      10 years(1)
-------------------------------------------------------------
Class A Shares    $67       $87         $109         $172
Class B Shares    $18       $55         $ 95         $168
Class C Shares    $18       $55         $ 94         $205
Class Y Shares    $ 8       $24         $ 42         $ 93

(1)In the first example, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the second example, Class A expenses include the initial sales charges but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in

                                       -5-




years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Because of the asset-based sales charge and the contingent deferred sales charge on Class B and Class C shares, long-term Class B and Class C shareholders could pay the economic equivalent of an amount greater than the maximum front-end sales charge allowed under applicable regulatory requirements. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares - Buying Class B Shares" for more information.


         These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which may be more or less than those shown.

A Brief Overview of the Fund

Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your accounts, such as how to sell or exchange shares.

         o What is the Fund's Investment Objective? The Fund's investment objective is to seek a high total return (which includes current income and capital appreciation in the value of its shares) from equity and debt securities.

         o What does the Fund Invest in? The Fund emphasizes investments in (1) equity securities, such as common stocks, preferred stocks and convertible securities, and (2) debt securities, such as bonds and debentures. The Fund may also assume a temporary defensive position when appropriate to do so by investing in cash equivalents. The Fund may also write covered calls and use derivative investments and use certain hedging instruments to try to manage investment risks. These investments and investment methods are more fully explained in "Investment Objective and Policies," starting on page 11.

         o Who Manages the Fund?  The Fund's investment adviser (the
"Manager") is OppenheimerFunds, Inc. The Manager (including a subsidiary) manages investment company portfolios having over $55 billion in assets. The Manager is paid an advisory fee by the Fund, based on its net assets. The Fund's portfolio manager is Mr. Robert J. Milnamow, who is employed by the Manager. He is primarily responsible for the selection of the Fund's securities. The Fund's Board of Directors, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How the Fund is Managed" starting on page 20 for more information about the Manager and its fees.

         o How Risky is the Fund? All investments carry risks to some degree. The Fund's investments in stocks and bonds are subject to changes in their value from a number of factors such as changes in general bond and stock market movements, or the change in value of particular stocks or bonds because of an event affecting the issuer. Changes in interest rates can also affect stock and bond prices. These changes affect the value of the Fund's investments and its price per share. The Fund's investments in foreign securities involve additional risks not associated with investments in domestic securities, including risks associated with changes in currency rates.

         In the Oppenheimer funds spectrum, the Fund is generally more conservative than aggressive growth funds, but more aggressive than investment grade bond funds. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the Fund's portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's investment objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Risks" starting on page 12 for a more complete discussion of the Fund's investment risks.

         o How Can I Buy  Shares?  You can buy  shares  through  your  dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How to Buy Shares" on page 26 for more details.

         o Will I Pay a Sales Charge to Buy Shares? The Fund offers the individual investor three classes of shares. All classes have the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 5.75%, and reduced for larger purchases. Class B and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within six years or 12 months of purchase, respectively. There is also an annual asset-based sales charge on Class B and Class C shares. Please review "How to Buy Shares" starting on page 26 for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

         o How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How to Sell Shares" on page 42. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page 44.

         o How Has the Fund Performed? The Fund measures its performance by quoting its total returns, average annual total returns and cumulative total returns, which measure historical performance. Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to broad-based market indices, which we have done on pages 24 and 25. Please remember that past performance does not guarantee future results.

Financial Highlights

The table on the following pages presents selected financial information about the Fund, including per share data, expense ratios and other data based on the Fund's average net assets. The Fund recently changed its fiscal year end from June 30 to August 31 and information for both the fiscal year ended June 30, 1996 and the fiscal period ended August 31, 1996 is included in that table. This information has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose reports on the Fund's financial statements for the fiscal year ended June 30, 1996 and the fiscal period ended August 31, 1996, are included in the Statement of Additional Information. Class Y shares were not offered during the period shown. Accordingly, no information on Class Y shares is reflected in the tables below or in the Fund's other financial statements.

                                                           ------------------------------------------------------------------------
                                                           Financial Highlights


                                                           Class A
                                                           ------------------------------------------------------------------------
                                                           Two Months
                                                           Ended
                                                           August 31,        Year Ended June 30,
                                                           1996(2)         1996            1995            1994           1993
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning of period                      $28.89          $24.07          $20.40          $19.88         $15.46
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .07             .40             .47             .37            .16
Net realized and unrealized gain (loss)                    (1.01)           4.93            3.66            2.50           6.65
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                                  (.94)           5.33            4.13            2.87           6.81
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                          --            (.43)           (.46)           (.36)         (.19)
Distributions from net realized gain                          --            (.08)             --              --         (2.20)
Distributions in excess of gains                              --              --              --           (1.99)            --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                               --            (.51)           (.46)          (2.35)         (2.39)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $27.95          $28.89          $24.07          $20.40        $19.88

==============================================================================
------------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(6)                         (3.25)%          22.26%          20.52%       14.34%         46.38%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (in millions)                     $3,143          $3,147          $1,924            $740         $58
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                            $3,090          $2,516          $1,319            $270         $39
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                        1.57%(7)        1.55%           2.31%           2.46%        1.02%
Expenses, before reimbursement from or
assumption by the Manager                                    0.98%(7)        0.99%           1.07%           1.28%        1.46%
Expenses, net of reimbursement from or
assumption by the Manager                                     N/A             N/A             N/A             N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                                   17.5%           92.6%          101.3%          199.4%      283.0%
Average brokerage commission rate(9)                       $0.0590         $0.0571           --               --         --



                                                           ------------------------------------------------------------------------




                                                           -------------------------------------------------------------------------


                                                                            Year Ended June 30,
                                                            1992           1991           1990           1989             1988(4)
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning of period                       $13.22         $12.38         $11.67         $10.13            $9.60
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .25            .38            .17            .24(5)          .05
Net realized and unrealized gain (loss)                      4.72            .87            .88           1.62             .52
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                                   4.97           1.25           1.05           1.86              .57
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                         (.22)          (.41)          (.19)          (.19)           (.04)
Distributions from net realized gain                        (2.51)            --           (.15)          (.13)             --
Distributions in excess of gains                               --             --             --             --               --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                             (2.73)          (.41)          (.34)          (.32)            (.04)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $15.46         $13.22         $12.38         $11.67           $10.13

==============================================================================

------------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(6)                        39.48%         10.60%          9.07%         18.77%            5.94%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental Data:
Net assets, end of period (in millions)                      $27            $16            $14             $1             $--
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                             $23            $15             $8             $1             $--
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                       1.63%          3.15%          2.33%          2.67%           2.86%(7)
Expenses, before reimbursement from or
assumption by the Manager                                   1.66%          1.84%          2.21%          2.46%          10.54%(7)
Expenses, net of reimbursement from or
assumption by the Manager                                    N/A            N/A            N/A           2.12%(5)          N/A
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                                 290.1%         208.9%         214.3%         136.8%           18.8%
Average brokerage commission rate(9)                          --             --             --             --           --



                                                                       -------------------------------------------------------------



                                                                       Class B
                                                                       -------------------------------------------------------------
                                                                       Two Months
                                                                       Ended
                                                                       August 31,            Year Ended June 30,
                                                                          1996(2)                  1996                   1995(3)
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning of period                                      $28.77                   $24.00               $21.49
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                        .04                      .23                  .25
Net realized and unrealized gain (loss)                                    (1.02)                    4.87
2.54
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                                                  (.98)                    5.10                   2.79
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                                          --                     (.25)                 (.28)
Distributions from net realized gain                                          --                     (.08)                    --
Distributions in excess of gains                                              --                       --                     --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                                               --                     (.33)                  (.28)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $27.79                   $28.77                $24.00

=============================================================

------------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(6)                                      (3.41)%                   21.34%              13.15%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental Data:
Net assets, end of period (in millions)                                   $1,909                   $1,800            $628
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                          $1,818                   $1,155            $249
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                                      0.82%(7)                 0.74%           1.25%(7)
Expenses, before reimbursement from or
assumption by the Manager                                                  1.74%(7)                 1.76%           1.89%(7)
Expenses, net of reimbursement from or
assumption by the Manager                                                    N/A                      N/A             N/A
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                                                 17.5%                    92.6%           101.3%
Average brokerage commission rate(9)                                     $0.0590                  $0.0571            --




                                                            ----------------------------------------------------------------



                                                             Class C
                                                            ----------------------------------------------------------------
                                                            Two Months
                                                            Ended
                                                            August 31,       Year Ended June 30,
                                                               1996(2)         1996            1995            1994(1)
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning of period                         $28.75          $23.97          $20.33          $20.76
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                           .04             .21             .33             .13
Net realized and unrealized gain (loss)                       (1.01)           4.88            3.62            (.42)
----------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                                     (.97)           5.09            3.95            (.29)
----------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                             --            (.23)           (.31)           (.14)
Distributions from net realized gain                             --            (.08)             --              --
Distributions in excess of gains                                 --              --              --              --
----------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                                  --            (.31)           (.31)           (.14)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $27.78          $28.75          $23.97          $20.33

=================================================================

----------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(6)                           (3.37)%         21.35%          19.63%         (0.97)%
----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (in millions)                        $744            $741            $462            $170
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                               $730            $588            $325             $72
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                          0.82%(7)         0.80%           1.57%        1.86%(7)
Expenses, before reimbursement from or
assumption by the Manager                                      1.73%(7)         1.74%           1.82%        2.11%(7)
Expenses, net of reimbursement from or
assumption by the Manager                                       N/A             N/A             N/A             N/A
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                                     17.5%           92.6%          101.3%          199.4%
Average brokerage commission rate(9)                          $0.0590         $0.0571              --              --

1. For the period from December 1, 1993 (inception of offering) to June 30, 1994.

2. The Fund changed its fiscal year end from June 30 to August 31.

3. For the period from October 1, 1994 (inception of offering) to June 30, 1995.

4. For the period from February 3, 1988 (commencement of operations) to June 30, 1988.

5. Net investment income would have been $0.20 per share absent the voluntary expense reimbursement, resulting in an expense ratio of 2.46%.

6. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.

7. Annualized.

8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1996 were $815,164,979 and $1,001,434,430, respectively.

9. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.


Investment Objective and Policies

Objective. The Fund has the investment objective of seeking high total return (which includes current income and capital appreciation in the value of its shares) from equity and debt securities.

Investment Policies and Strategies. The Fund emphasizes investments in (1) equity securities, such as common stocks, preferred stocks and convertible securities, and (2) debt securities, such as bonds and debentures. The Fund may also assume a temporary defensive position when appropriate to do so by investing in cash equivalents, as discussed below. The composition of the Fund's portfolio among the different types of permitted investments and maturities of debt instruments will vary from time to time based upon the evaluation of economic and market trends by the Fund's investment adviser, OppenheimerFunds, Inc. (the "Manager"), and perceived relative total anticipated return from such types of securities.

         The Fund may try to hedge against losses in the value of its portfolio of securities by using hedging strategies and derivative investments described below. The Fund's portfolio manager may employ special investment techniques in selecting securities for the Fund. These are also described below. Additional information may be found about them under the same headings in the Statement of Additional Information.

         o Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objective is a fundamental policy.

         Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Board of Directors of Oppenheimer Main Street Funds, Inc. may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

         o Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage frequently in short-term trading to try to achieve its objective. As a result, the Fund's portfolio turnover may be higher than other mutual funds. The "Financial Highlights," above, show the Fund's portfolio turnover rate during past fiscal years. High turnover and short-term trading may cause the Fund to have relatively larger commission expenses and transaction costs than funds that do not engage in short-term trading. Additionally, high portfolio turnover may affect the ability of the Fund to qualify for tax deductions for payments made to shareholders as a "regulated investment company" under the Internal Revenue Code. The Fund qualified in its last fiscal years and intends to do so in the coming year, although it reserves the right not to qualify.

Investment Risks.

All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks, and the special risks of certain types of investments that the Fund may hold are described below. They affect the value of the Fund's investments, its investment performance, and the prices of its shares. These risks collectively form the risk profile of the Fund.

         Because of the types of securities the Fund invests in and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. It is not intended for investors seeking assured income or preservation of capital. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased, and in some cases by using hedging techniques, changes in overall market prices can occur at any time, and because the income earned on securities is subject to change, there is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them.

        o Stock Investment Risks. Because the Fund invests a substantial portion of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile and stock prices can change substantially. This market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors can affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry.
Not all of these factors can be predicted.

         The Fund attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Fund's assets in any one company. Also, the Fund does not concentrate its investments in any one industry or group of industries.

         o Interest Rate Risks. In addition to credit risks, described below, debt securities are subject to changes in their value due to changes in prevailing interest rates. When prevailing interest rates fall, the value of already-issued debt securities generally rise. When interest rates rise, the values of already- issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Changes in the value of securities held by the Fund mean that the Fund's share prices can go up or down when interest rates change because of the effect of the change on the value of the Fund's portfolio of debt securities.

         o Foreign Securities Have Special Risks. The Fund may invest in foreign securities. While foreign securities offer special investment opportunities, there are also special risks. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

Securities in emerging market countries may be more difficult to sell and their prices may be more volatile. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information.

         o Special Risks of Lower-Grade Securities. The Manager may select high-yield, below investment grade debt securities (including both rated and unrated securities). These "lower-grade" securities are commonly known as "junk bonds." All corporate debt securities (whether foreign or domestic) are subject to some degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments on a security as they become due. Generally, higher yielding lower-grade bonds whether rated or unrated, often have speculative characteristics and special risks that make them riskier investments than investment grade securities and are subject to credit risks. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest and principal due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency. A decline in their values is also likely in the high yield bond market during a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. For foreign lower-grade debt securities, these risks are in addition to the risks of investing in foreign securities, described above. These risks mean that the Fund may not achieve the expected income from lower-grade securities, and that the Fund's net asset value per share may be affected by declines in value of these securities. However, the Fund's limitations on investments in these types of securities may reduce some of the risk, as will the Fund's policy of diversifying its investments. Also, convertible securities may be less subject to some of these risks than other debt securities, to the extent they can be converted into stock, which may be more liquid and less affected by these other risk factors.

         o Hedging instruments can be volatile instruments and may involve special risks. The Fund may invest in a number of different kinds of hedging instruments. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

         Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price. The use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Interest rate swaps are subject to credit risks (the other party may fail to meet its obligation) and also to interest rate risks. The Fund could be obligated to pay more under its swap agreements that it receives under them, as a result of interest rate changes. These risks and the hedging strategies the Fund may use are described in greater detail in the Statement of Additional Information.

         o There are special risks in investing in derivative investments. The Fund can invest in a number of different kinds of "derivative" investments. In general, a "derivative investment" is a specially designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument.
Also, the underlying investment or security might not perform the way the Manager expected it to perform. Markets, underlying securities and indices may move in a direction not anticipated by the Manager. Performance of derivative investments may also be influenced by interest rate and stock market changes in the U.S. and abroad. All of this can mean that the Fund will realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may be illiquid. Please refer to "Illiquid and Restricted Securities."

Investment Techniques and Strategies.

The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that are designed to reduce some of the risks.

         o Foreign Securities. The Fund may purchase equity and debt securities issued or guaranteed by foreign companies or foreign governments or their agencies. The Fund may buy securities of companies in any country, developed or underdeveloped. There is no limit on the amount of the Fund's assets that may be invested in foreign securities. Foreign currency will be held by the Fund only in connection with the purchase or sale of foreign securities.
        o Warrants and Rights. Warrants basically are options to purchase stock at set prices that are valid for a limited period of time. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. The Fund may invest up to 10% of its total assets in warrants or rights. In connection with the qualification for sale of its shares in certain states, the Fund has undertaken that it will limit its investments in warrants to no more than 5% of its net assets, with no more than 2% of its net assets invested in warrants that are not listed on The New York Stock Exchange or The American Stock Exchange. Should its shares no longer be offered in such states, the Fund would not be subject to that undertaking. For further details about these investments, please refer to "Warrants and Rights" in the Statement of Additional Information.


         o Investing in Small, Unseasoned Companies. The Fund may invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, including the operations of any predecessors. Securities of these companies may have limited liquidity and may be subject to volatility in their prices. The Fund currently intends to invest no more than 5% of its net assets in securities of small, unseasoned issuers.


         o Investments in Bonds and Convertible Securities.    The Fund
invests in bonds, debentures and other debt securities to seek its investment objective. The Fund's investments may include investment-grade bonds, which are bonds rated at least "Baa" by Moody's Investors Service, Inc. ("Moody's") or at least "BBB" by

Standard & Poor's Corporation ("Standard & Poor's") or by Duff & Phelps, Inc. ("Duff & Phelps") or having comparable ratings by another nationally recognized statistical rating organization. If the securities are unrated, they must be judged by the Manager to be of comparable quality to bonds rated investment grade.

         The Fund may invest up to 25% of its total assets in "lower grade" debt securities commonly known as "junk bonds." "Lower- grade" debt securities are those rated below "investment grade," which means they have a rating lower than "Baa" by Moody's or lower than "BBB" by Standard & Poor's or Duff & Phelps or similar ratings by other rating organizations, or if unrated, are determined by the Manager to be of comparable quality to debt securities rated below investment grade. The Fund may invest in securities rated as low as "C" or "D" or which may be in default at the time the Fund buys them. While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Duff & Phelps are investment grade and are not regarded as "junk bonds" those securities may be subject special risks described in "Investment Risks," above.


         The Fund may invest no more than 10% of its total assets in lower-grade debt securities that are not convertible. The Fund considers convertible securities to be "equity equivalents" because of the conversion feature and the security's rating has less impact on the investment decision than in the case of non-convertible securities.

Other Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that may help to reduce some of the risks.


         o Special Risk Considerations - Borrowing. From time to time, the Fund may increase its ownership of securities by borrowing from banks on an unsecured basis and investing the borrowed funds (on which it will pay interest). After any such borrowing, the Fund's total assets, less its liabilities other than borrowings, must remain equal to at least 300% of all borrowings as set forth in the Investment Company Act. Interest on borrowed money is an expense the Fund would not otherwise incur, so that it may have substantially reduced net investment income during periods of substantial borrowings. The Fund's ability to borrow money from banks subject to the 300% asset coverage requirement is a fundamental policy.


         o Temporary Defensive Investments. In times of unstable market or economic conditions, when the Manager determines it appropriate to do so to attempt to reduce fluctuations in the value of the Fund's net assets, the Fund may assume a temporary defensive position and invest an unlimited amount of assets in: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"); (ii) commercial paper rated in the highest category by an established rating agency; (iii) certificates of deposit or bankers' acceptances of domestic banks with assets of $1 billion or more; (iv) any of the foregoing maturing in one year or less (also generally known as "cash equivalents"); (v) short-term debt obligations; or (vi) repurchase agreements (explained below).

         o "When-Issued" and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to the Fund if the value of the security declines prior to the settlement date.


         o Repurchase Agreements. The Fund may enter into repurchase agreements. They are primarily used for liquidity purposes. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less.

         o Short Sales Against-the-Box. The Fund may not sell securities short, except in collateralized transactions referred to as "short sales against-the-box." No more than 15% of the net assets of the Fund will be held as collateral for such short sales at any one time.

         o Illiquid and Restricted Securities. Under the policies and procedures established by the Board of Directors of Oppenheimer Main Street Funds, Inc., the Manager determines the liquidity of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (the Board may increase that limit to 15%). The Manager monitors holdings of illiquid securities on an ongoing basis and at times the Fund may be required to sell some holdings to maintain adequate liquidity. Certain restricted securities, eligible for resale to qualified institutional purchasers, are not subject to that limit.

         o Loans of Portfolio Securities. To attempt to raise income or to raise cash for liquidity purposes, the Fund may lend its portfolio securities to certain types of eligible borrowers approved by the Board of Directors. Each loan must be collateralized in accordance with applicable regulatory requirements. After any loan, the value of the securities loaned must not exceed 25% of the value of the Fund's total assets. There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund presently does not intend to engage in loans of securities in the coming year.

         o Derivative Investments. In general, a "derivative investment" is a specially-designed investment. Its performance is linked to the performance of another investment or security, such as an option, future, index or currency. In the broadest sense, exchange-traded options and futures contracts and other hedging instruments the Fund may use may be considered "derivative investments." The Fund may use other derivative investments because they offer the potential for increased income and principal value.

         One example of derivative investments the Fund may invest in is an "index-linked" note, whose principal and/or interest payments depend on the performance of an underlying index. Currency-indexed securities are another example. These are typically short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This variety of index security offers the potential for greater income or principal payments but at a greater risk of loss.

         Other derivative investments the Fund may invest in include debt exchangeable for common stock of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer's common stock at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the principal amount of the debt (because the price of the issuer's common stock may not be as high as was expected).

         o Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts and options on futures and broadly-based securities indices, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

         The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may also use certain kinds of hedging instruments to try to manage its exposure to changing interest rates.

         Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Fund for liquidity purposes or to raise cash to distribute to shareholders.

         o Futures.  The Fund may buy and sell futures  contracts that relate to
(1) interest rates (these are referred to as Interest Rate Futures), (2) broadly-based securities indices (these are referred to as Financial Futures) or
(3) foreign currencies (these are referred to as Forward Contracts).


         o Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls). Calls the Fund buys or sells must be listed on a securities exchange, or quoted on the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") of the Nasdaq Stock Market, Inc., or traded in the over-the-counter market. In the case of puts and calls on a foreign currency, they must be traded on a securities or commodities exchange or in the over-the-counter market, or must be quoted by recognized dealers in those options. A call or put option may not be purchased if the value of all the Fund's put and call options would exceed 5% of the Fund's total assets.

         The Fund may buy calls on securities, broadly-based securities indices, foreign currencies, Interest Rate Futures or Financial Futures or to terminate its obligation on a call the Fund previously wrote. The Fund may also purchase "relative performance call options" (these are call options that have a cash settlement based on the difference between the returns on two market indices).

         The Fund may write (that is, sell) call options on securities, foreign currencies or Futures, but only if they are "covered." Each call the Fund writes must be "covered" while the call is outstanding. That means the Fund owns the investment on which the call was written or the Fund owns and segregates liquid assets to satisfy its obligation if the call is exercised. The Fund may write calls on Futures contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregated to enable it to satisfy its obligations if the call is exercised. After writing any call, not more than 25% of the Fund's total assets may be subject to calls. When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment).

         The Fund may buy and sell put options. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can buy those puts that relate to securities the Fund owns, broadly-based securities indices, foreign currencies, or Interest Rate Futures or Financial Futures (whether or not the Fund holds the particular Future in its portfolio). Writing puts requires the segregation of liquid assets to cover the put. The Fund will not write a put if it will require more than 25% of the Fund's total assets to be segregated to cover the put obligation.

         o Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. The Fund may also use "cross- hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

         o Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive, or their obligation to pay, interest on a security. For example, they may swap a right to receive floating rate payments for the right to receive fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets of any type, including equity and debt securities of any grade, to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

Other Investment Restrictions. The Fund has certain investment restrictions that are fundamental policies. Under these fundamental policies the Fund cannot do any of the following:


         o The Fund cannot buy securities issued or guaranteed by any one issuer (except the U.S. Government or any of its agencies or instrumentalities) if with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of that issuer, or it would then own more than 10% of that issuer's voting securities;

         o The Fund cannot lend money except in connection with the acquisition of debt securities which the Fund's investment policies and restrictions permit it to purchase; the Fund may also make loans of portfolio securities, subject to the restrictions stated under "Loans of Portfolio Securities"; or

         o The Fund cannot concentrate investments to the extent of 25% or more of its total assets in any industry; however, there is no limitation as to investment in U.S. Government Securities.

         Unless the prospectus states that a percentage restriction applies continuously, it applies only at the time the Fund makes an investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Other investment restrictions are listed in "Investment Restrictions" in the Statement of Additional Information.


How the Fund is Managed

Organization and History. The Fund is one of two investment portfolios, or "series" of Oppenheimer Main Street Funds, Inc. (the "Corporation"), an open-end, management investment company organized as a Maryland corporation in 1987. The Fund is a diversified mutual fund and commenced operations on February 3, 1988.

         The Corporation is governed by a Board of Directors, which is responsible under Maryland corporate law for protecting the interests of shareholders. The Directors meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Directors and Officers of the Corporation" in the Statement of Additional Information names the Directors and officers of the Fund and provides more information about them. Although the Fund is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Director or to take other action described in the Fund's Articles of Incorporation.

         The Board of Directors has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has four classes of shares, Class A, Class B, Class C and Class Y. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Shares of each class may have separate voting rights on matters in which interests of one class are different from interests of another class, and only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable.


The Manager and Its Affiliates. The Fund is managed by the Manager, which chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Directors, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

         The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $55 billion as of September 30, 1996, and with more than 3 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

         o Portfolio Manager. The portfolio manager of the Fund is Mr. Robert J. Milnamow, who is also a Vice President of the Manager.
On November 1, 1995, Mr. Milnamow became the person principally responsible for the day-to-day management of the Fund's portfolio. During the past five years, Mr. Milnamow was a portfolio manager with Phoenix Securities Group.


         o Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.65% of the first $200 million of net assets of the Fund, 0.60% of the next $150 million, 0.55% of the next $150 million and 0.45% of average annual net assets in excess of $500 million. The Fund's management fee for its fiscal year ended June 30, 1996 was 0.47% and its management fee for its fiscal period ended August 31, 1996 was 0.46% of average annual net assets for each class of shares.

         The Fund pays expenses related to its daily operations, such as custodian fees, Directors' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

         There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

         o The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub- distributor for funds managed by a subsidiary of the Manager.

         o The Transfer Agent. The Fund's transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown below in this Prospectus and on the back cover.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses the terms "total return" and "average annual total return" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class will usually be different as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical investment in the Fund over various periods, and do not show the performance of each shareholder's investment (which will vary if dividends and distributions are received in cash or shares are sold or additional shares are purchased). The Fund's performance information may help you see how well your Fund has done over time and to compare it to other funds or market indices, as we have done below.

         It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

         o Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

     When total returns are quoted for Class A shares, normally the current maximum initial sales charge has been deducted. When total returns are shown for Class B or Class C shares, normally the contingent deferred sales charge that applies to the period for which total return is shown has been deducted. However, total returns may also be quoted "at net asset value," without considering the effect of the sales charge, and those returns would be less if sales charges were deducted.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal years ended June 30, 1996 and August 31, 1996, followed by a graphical comparison of the

Fund's performance to an appropriate broad-based market index.

         o Management's Discussion of Performance. During the fiscal year ended June 30, 1996 and the fiscal period ended August 31, 1996, the stock market performed strongly, benefiting the Fund's overall performance, with the Fund holding more than 75% of its assets in common stocks at June 30, 1996. Strong corporate earnings bolstered the stock market's performance and the Fund's dividend earnings. The Fund's holdings in short-term notes and Treasury securities helped to protect the Fund's net asset value from the significant volatility of the stock market during the last few months of the fiscal year.

         The Manager's overall investment strategy during the last fiscal years was to position the Funds's holdings primarily in the stock of companies representing five strategic areas of the stock market: emerging and improving industries; large growth companies that are among the principal companies in their respective industries; smaller companies with specialized businesses, companies undergoing restructuring; and fundamentally strong companies selling at low market valuations.

         o Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until June 30, 1996 and August 31, 1996. In the case of Class A shares, performance is measured from the commencement of operations on February 3, 1988, and in the case of Class B shares, from the inception of the class on October 1, 1994, and in the case of Class C shares, from the inception of the class on December 1, 1993. Class Y shares were not publicly offered during the fiscal years ended June 30, 1996 or August 31, 1996. Accordingly, no performance information is presented on Class Y shares in the graphs below.

         The Fund's performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. The S&P 500 Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the S&P 500

Index, which tend to be securities of larger, well-capitalized companies. Moreover, the index data does not reflect any assessment of the risk of the investments included in the index.

Oppenheimer Main Street Income & Growth Fund

Comparison of Change in Value of
$10,000 Hypothetical Investment in:
Oppenheimer Main Street Income & Growth Fund and the S&P 500 Index

                            (GRAPHS)

Avg. Annual Total Return of the Fund at 6/30/96
--------------------------------------------------------------
A Shares     1 Year               5 Year             Life(1)
--------------------------------------------------------------
             15.23%               26.52%             20.86%
--------------------------------------------------------------

Avg. Annual Total Return of the Fund at 8/31/96
--------------------------------------------------------------
A Shares     1 Year               5 Year             Life(1)
--------------------------------------------------------------
             5.44%                21.77%             19.95%
--------------------------------------------------------------

Avg. Annual Total Return of the Fund at 6/30/96
--------------------------------------------------------------
B Shares     1 Year               Life(2)
--------------------------------------------------------------
             16.34%               17.88%
-------------------------------------------------------------

Avg. Annual Total Return of the Fund at 8/31/96
-------------------------------------------------------------
B Shares     1 Year               Life(2)
-------------------------------------------------------------
             6.01%                14.03%

Avg. Annual Total Return of the Fund at 6/30/96
-------------------------------------------------------------
C Shares     1 Year               Life(2)
-------------------------------------------------------------
             20.35%               14.89%
-------------------------------------------------------------

Avg. Annual Total Return of the Fund at 8/31/96
-------------------------------------------------------------
C Shares     1 Year               Life(2)
-------------------------------------------------------------
             10.05%               12.50%

(1)The inception date of the Fund (Class A shares) was 2/3/88. The average annual total returns and ending account value in the graph show the change in share value and include reinvestment of all dividends and capital gains distributions and are shown net of the applicable 5.75% maximum initial sales charge. The Fund's fiscal year end has changed from 6/30 to 8/31. (2)Class B shares of the Fund were first publicly offered on 10/1/94. The average annual total returns are shown net of the applicable 5% and 4% contingent deferred sales charge respectively for the 1-year period and for the life of the class. The ending account value in the graph is net of the applicable 4% contingent deferred sales charge. (3)Class C shares of the Fund were first publicly offered on 12/1/93. The 1-year return is shown net of the applicable 1% contingent deferred sales charge.

Past Performance is not predictive of Future Performance.
Graphs are not Drawn to Same Scale.

A B O U T  Y O U R  A C C O U N T

How to Buy Shares


Classes of Shares. The Fund offers individual investors three different classes of shares. Only certain institutional investors may purchase a fourth class of shares, Class Y shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

         o Class A Shares. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page 32). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge value will vary depending on the amount you invested.

Sales charge rates are described in "Buying Class A Shares" below.

         o Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That sales charge varies depending on how long you own your shares as described in "Buying Class B Shares" below.

         o Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1% as described in "Buying Class C Shares" below.

         o Class Y Shares. Class Y Shares are sold at net asset value per share without the imposition of a sales charge at the time of purchase to separate accounts of insurance companies and other institutional investors ("Class Y Sponsors") having an agreement ("Class Y Agreements") with the Manager or the Distributor. The intent of Class Y Agreements is to allow tax qualified institutional investors to invest indirectly (through separate accounts of the Class Y Sponsor) in Class Y Shares of the Fund and to allow institutional investors to invest directly in Class Y shares of the Fund. Individual investors are not permitted to invest directly in Class Y Shares. As of the date of this Prospectus, Massachusetts Mutual Life Insurance Company (an affiliate of the Manager and the Distributor) acts as Class Y Sponsor for all outstanding Class Y Shares of the Fund. While Class Y shares are not subject to a contingent deferred sales charge, asset-based sales charge or service fee, a Class Y sponsor may impose charges on separate accounts investing in Class Y shares.

         None of the instructions described elsewhere in this Prospectus or the Statement of Additional Information for the purchase, redemption, reinvestment, exchange or transfer of shares of the Fund, the selection of classes of shares or the reinvestment of dividends apply to its Class Y shares. Clients of Class Y Sponsors must request their Sponsor to effect all transactions in Class Y shares on their behalf.


Which Class of Shares Should You Choose?  Once you decide that the
Fund is an appropriate investment for you, the decisions as to which class of shares is best suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

         In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, and considered the effect of the annual asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, and the operating expenses borne by each class of shares, and which class of shares you invest in.

         The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

         o How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or Class C shares, for which no initial sales charge is paid.

         o Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

         However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A shares might be more advantageous than Class C shares (as well as Class B shares) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C shares (and Class B shares). If investing $500,000 or more, Class A shares may be more advantageous as your investment horizon approaches 3 years or more.

         And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares, from a single investor.

         o Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

         Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed performance return stated above, and therefore, you should analyze your options carefully.

         o Are There Differences in Account Features That Matter To You? Because some account features may not be available to Class B or Class C shareholders, or other features (such as Automatic Withdrawal Plans) may not be advisable (because of the effect of the contingent deferred sales charge) for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. Share certificates are not available for Class B and Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider.

         o How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class of shares than for selling another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charges and asset-based sales charges is the same as the purpose of the front-end sales charge on sales of Class A shares: that is, to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

         With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

         Under pension and profit-sharing and 401(k) plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

         There is no minimum investment requirement if you are buying shares by reinvesting dividends and distributions from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions and from unit investment trusts that have made arrangements with the Distributor.

         o How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The distributor may appoint certain servicing agents as the Distributor's agent to accept purchase (and redemption) orders. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

         o Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

         o Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, it is recommended that you discuss your investment first with a financial advisor, to be sure that it is appropriate for you.

         o Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions.

         Shares are purchased for your account on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

         o Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

         o At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado. In most cases, to enable you to receive that day's offering price, the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

         If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Special Sales Charge Arrangements for Certain Persons. Appendix A in this prospectus sets forth conditions for the waiver of or exemption from sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the former Quest for Value Funds (as defined in that Appendix).

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:
------------------------------------------------------------------------------


                                                Front-End Sales Charge                        Commission
                                                As a Percentage of                            as Percentage
                                                Offering                Amount                of Offering
Amount of Purchase                              Price                   Invested              Price
-----------------------------------------------------------------------------------------------------------
Less than $25,000                               5.75%                   6.10%                 4.75%
-----------------------------------------------------------------------------------------------------------
$25,000 or more but
less than $50,000                               5.50%                   5.82%                 4.75%
-----------------------------------------------------------------------------------------------------------
$50,000 or more but
less than $100,000                              4.75%                   4.99%                 4.00%
-----------------------------------------------------------------------------------------------------------
$100,000 or more but
less than $250,000                              3.75%                   3.90%                 3.00%
-----------------------------------------------------------------------------------------------------------
$250,000 or more but
less than $500,000                              2.50%                   2.56%                 2.00%
-----------------------------------------------------------------------------------------------------------
$500,000 or more but
less than $1 million                            2.00%                   2.04%                 1.60%

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

         o Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

         o Purchases aggregating $1 million or more;


         o Purchases by a retirement plan qualified under sections 401(a) or 401(k) of the Internal Revenue Code, by a non-qualified deferred compensation plan (not including Section 457 plans), employee benefit plan, group retirement plan (see "How to Buy Shares - Retirement Plans" in the Statement of Additional Information for further details), an employee's 403(b)(7) custodial plan account, SEP IRA, SARSEP, or SIMPLE plan (all of these plans are collectively referred to as "Retirement Plans"); that: (1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or
(3) certifies that it projects to have annual plan purchases of $200,000 or more; or

         o Purchases by an OppenheimerFunds Rollover IRA if the purchases are made (1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for these purchases, or (2) by a direct rollover of a distribution from a qualified retirement plan if the administrator of that plan has made special arrangements with the Distributor for those purchases.

         The Distributor pays dealers of record commissions on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer commission. No sales commission will be paid to the dealer, broker or financial institution on sales of Class A shares purchased with the redemption proceeds of shares of a mutual fund offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor if the purchase occurs more than 30 days after the addition of the Oppenheimer funds as an investment option to the Retirement Plan.

         If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original price (which is the original net asset value) of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.


         In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

         No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.


         o Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Until January 1, 1997, dealers whose sales of Class A shares of Oppenheimer funds (other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.


Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

         o Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

         Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also include Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

         o Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

         o Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

         Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

         o the Manager or its affiliates;

         o present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

         o registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

         o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

         o employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

         o dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products or employee benefit plans made available to their clients (those clients may be charged a transaction fee by their dealer, broker, bank or adviser for the purchase or sale of Fund shares);

         o (1) investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, (2) Retirement Plans and deferred compensation plans and trusts used to fund those Plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; and (3) clients of such investment advisors or financial planners who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares);

         o directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;

         o accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;

         o any unit investment trust that has entered into an appropriate agreement with the Distributor;

         o a TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995; or

         o qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements are consummated and share purchases commence by December 31, 1996.


         Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

         o shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

         o shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;

         o shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;

         o shares purchased and paid for with the proceeds of shares redeemed in the past 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or


         o shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.


         Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

         o to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

         o involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);

         o if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees in writing to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month ( and no further commission will be payable if the shares are redeemed within 18 months of purchase);

         o for distributions from a TRAC-2000 401(k) plan sponsored by the Distributor due to the termination of the TRAC-2000 program; or

         o for distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) to return excess contributions; (3) to return contributions made due to a mistake of fact; (4) hardship withdrawals, as defined in the plan; (5) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (6) to meet the minimum distribution requirements of the Internal Revenue Code; (7) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code;
(8) for retirement distributions or loans to participants or beneficiaries; (9) separation from service; (10) participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or its subsidiary) offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor; or (11) plan termination or "in-service distributions", if the redemption proceeds are rolled over directly to an OppenheimerFunds IRA.

         o Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Corporation's Board of Directors authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

         Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the service providers or their customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

         To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges" below.

         The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Years Since
Beginning of
Month in which          Contingent Deferred Sales Charge
Purchase Order          On Redemptions in That Year
Was Accepted            (As % of Amount Subject to Charge)
------------------------------------------------------
0-1                                5.0%
------------------------------------------------------
1-2                                4.0%
------------------------------------------------------
2-3                                3.0%
------------------------------------------------------
3-4                                3.0%
------------------------------------------------------
4-5                                2.0%
------------------------------------------------------
5-6                                1.0%
------------------------------------------------------
6 and following                    None


In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

         |X| Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to reimburse the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

         To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to reimburse the Distributor for its services and costs in distributing Class B and C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares. The Distributor also receives a service fee of 0.25% per year. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the Plan was terminated.

         Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge allows investors to buy Class B or C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

         The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the

0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

         The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is 4.00% of the purchase price. The Fund pays the asset-based sales charge to the Distributor to reimburse it for its services rendered in distributing Class B shares. The Distributor retains the asset-based sales charge to recoup the sales commissions it pays, the advances of service fee payments it makes, and its financing costs of distributing and selling Class B shares.

         The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. Those payments, retained by the Distributor during the first year Class C shares are outstanding to reimburese the Distributor for its services rendered in distributing Class C shares. Those payments are at a fixed rate that is not related to the Distributor's expenses. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

         The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plan for Class B and Class C shares, respectively. Therefore, those expenses may be carried over and paid in future years. At June 30, 1996 and August 31, 1996, the end of the Class B Plan years, the Distributor had incurred unreimbursed expenses under the Plan of $66,935,637 and $76,673,677, respectively (equal to 3.72% of the Fund's net assets represented by Class B shares on June 30, 1996 and 4.02% of the Fund's net assets represented by Class B shares on August 31, 1996), which have been carried over into the present Plan year. At June 30, 1996 and August 31, 1996, the end of the Class C Plan years, the Distributor had incurred unreimbursed expenses under the

Plan of $6,883,061 and $7,711,148, respectively (equal to 0.93% of the Fund's net assets represented by Class C shares on June 30, 1996 and 1.04% of the Fund's net assets represented by Class C shares on August 31, 1996 ), which have been carried over into the present Plan year. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for expenses it incurred before the Plan was terminated.

Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

         Waivers for Redemptions of Shares in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases, if the Transfer Agent is notified that these conditions apply to the redemption:

         o distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);

         o redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

         o returns of excess contributions to Retirement Plans;

        o distributions from retirement plans to make "substantially equal periodic payments" as permitted in Section 72(t) of the Internal Revenue Code that do not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request);

         o shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below; or

         o distributions from OppenheimerFunds prototype 401(k) plans (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; or (5) for separation from service.

         Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

         o shares sold to the Manager or its affiliates;

         o shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or

         o shares issued in plans of reorganization to which the Fund is a party.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

         AccountLink privileges should be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature- guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

         o Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

         o PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

         o Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

         o Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

         o Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

         o Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

         o Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.


Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased with an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

         o Individual Retirement Accounts including rollover IRAs, for individuals and their spouses
         o 403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations
         o SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SARSEP-IRAs
         o Pension and Profit-Sharing Plans for self-employed persons and other employers
         o 401(k) Prototype Retirement Plans for Businesses

         Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

         o Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

         o Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

         o You wish to redeem more than $50,000 worth of shares and receive a check
         o The redemption check is not payable to all shareholders listed on the account statement
         o The redemption check is not sent to the address of record on your account statement
         o Shares are being transferred to a Fund account with a different owner or name
         o Shares are redeemed by someone other than the owners (such as an Executor)

         o Where Can I Have My Signature Guaranteed?  The Transfer

Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary you must also include your title in the signature.

Selling Shares by Mail. Write a "letter of instructions" that includes:

         o Your name
         o The Fund's name
         o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling, o The signatures of all registered owners exactly as the account is registered, and
         o Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests by mail:
OppenheimerFunds Services
P.O. Box 5270, Denver, Colorado 80217

Send courier or Express Mail requests to:
OppenheimerFunds Services
10200 E. Girard Avenue, Building D
Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan or under a share certificate by telephone.

         o To redeem shares through a service representative, call 1-
800-852-8457

         o To redeem shares automatically on PhoneLink, call 1-800-533-
3310

         Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that account.

         o Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

         o Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

         Shareholders may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account. The bank must be a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How to Exchange Shares

         Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

         o Shares of the fund selected for exchange must be available for sale in your state of residence
         o The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
         o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
         o You must meet the minimum purchase requirements for the fund you purchase by exchange
         o Before exchanging into a fund, you should obtain and read its prospectus

     Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered to be "Class A" shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

         Exchanges may be requested in writing or by telephone:

         o Written Exchange Requests. Submit an OppenheimerFunds
Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell
Shares."

         o Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852- 8457 or by using PhoneLink for automated exchanges by calling 1- 800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

         You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

         There are certain exchange policies you should be aware of:

         o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.

         o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

         o The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

         o For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

         o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

         o Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange which is normally 4:00 p.m., but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Corporation's Board of Directors has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

         o The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Directors at any time the Board believes it is in the Fund's best interest to do so.

         o Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

         o The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

         o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

         o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

         o The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B Class C and Class Y shares. Therefore, the redemption value of your shares may be more or less than their original cost.

         o Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within seven (7) days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker/dealer, payment will be forwarded within three (3) business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

         o Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

         o Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

         o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or employer identification number when you sign your application, or if you violate Internal Revenue

Service regulations on tax reporting of income.

         o The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain Class A, Class B and Class C shares.

         o To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B, Class C and Class Y shares from net investment income on a quarterly basis and normally pays those dividends to shareholders in March, June, September and December, but the Board of Directors can change that date. Dividends paid on Class A shares and Class Y shares generally are expected to be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Short-term capital gains are treated as dividends for tax purposes. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year. There can be no assurances that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your dividends and distributions. For OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

         o Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
         o Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
         o Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.
         o Reinvest Your Distributions in Another Oppenheimer Fund Account. You can reinvest all distributions in another Oppenheimer fund account you have established.


Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

         o "Buying a Dividend": When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

         o Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. Generally speaking, a capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

         o Returns of Capital: In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your fund shares.

         This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

                                   APPENDIX A

         Special Sales Charge Arrangements for Shareholders of the Fund
            Who Were Shareholders of the Former Quest for Value Funds


         The initial and contingent sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or (ii) received by such shareholder pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.

Class A Sales Charges

o  Reduced Class A Initial Sales Charge Rates for Certain Former
Quest Shareholders

o Purchases by Groups, Associations and Certain Qualified Retirement Plans. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution, or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k) plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.


                                            Front-End                  Front-End
                                            Sales                      Sales                     Commission
                                            Charge                     Charge                    as
                                            as a                       as a                      Percentage
Number of                                   Percentage                 Percentage                of
Eligible Employees                          of Offering                of Amount                 Offering
or Members                                  Price                      Invested                  Price
-----------------------------------------------------------------------------------------------------------
9 or fewer                                  2.50%                      2.56%                      2.00%
-----------------------------------------------------------------------------------------------------------
At least 10 but not
 more than 49                               2.00%                      2.04%                      1.60%


         For purchases by Qualified Retirement plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on pages 31 and 32 of this Prospectus.

         Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 million or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

o Special Class A Contingent Deferred Sales Charge Rates. Class A shares of the Fund purchased by exchange of shares of other Oppenheimer funds that were acquired as a result of the merger of Former Quest for Value Funds into those Oppenheimer funds, and which shares were subject to a Class A contingent deferred sales charge prior to November 24, 1995, will be subject to a contingent deferred sales charge at the following rates: if they are redeemed within 18 months of the end of the calendar month in which they were purchased, at a rate equal to 1.0% if the redemption occurs within 12 months of their initial purchase and at a rate of 0.50 of 1.0% if the redemption occurs in the subsequent six months. Class A shares of any of the Former Quest Fund for Value Funds purchased without an initial sales charge on or before November 22, 1995 will continue to be subject to the applicable contingent deferred sales charge in effect as of that date as set forth in the then-current prospectus for such fund.

o Waiver of Class A Sales Charges for Certain Shareholders. Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

         o Shareholders of the Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

         o Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

o Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

         o Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the employee Retirement Income Security Act of 1974 and regulations adopted under that law.

         o Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest For Value Funds pursuant to a special "strategic alliance" with the distributor of those funds. The Fund's Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class A Contingent Deferred Sales Charge."

Class A, Class B and Class C Contingent Deferred Sales Charge
Waivers

o Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995: in connection with (i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code or from custodial accounts under Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

o Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) distributions to participants or beneficiaries from Individual Retirement Accounts under Section 408(a) of the Internal Revenue Code or retirement plans under Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either (a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, B or C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

Special Dealer Arrangements

Dealers who sold Class B shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and that were transferred to an OppenheimerFunds prototype 401(k) plan shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000 as to any one plan.

Dealers who sold Class C shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and (i) shares held by those plans were exchanged for Class A shares, or
(ii) the plan assets were transferred to an OppenheimerFunds prototype 401(k) plan, shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000.

                            APPENDIX TO PROSPECTUS OF
                  OPPENHEIMER MAIN STREET INCOME & GROWTH FUND

         Graphic material included in Prospectus of Oppenheimer Main Street Income & Growth Fund: "Comparison of Total Return of
Oppenheimer Main Street Income & Growth Fund with the S&P 500 Index
- Change in Value of a $10,000 Hypothetical Investment"

         A linear graph will be included in the Prospectus of Oppenheimer Main Street Income & Growth Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. In the case of the Fund's Class A shares, that graph will cover the period from February 3, 1988 (commencement of operations) through June 30, 1996 and August 31, 1996 in the case of Class B shares the graph will cover the period from the inception of the class (October 1, 1994) through June 30, 1996 and August 31, 1996, and in the case of Class C shares the graph will cover the period from the inception of the class (December 1, 1993) through June 30, 1996 and August 31, 1996. The graphs will compare such values with hypothetical $10,000 investments over the same time periods in the S&P 500 Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the S&P
500 Index is set forth in the Prospectus under "Performance of the Fund - Comparing the Fund's Performance to the Market."



                                    Oppenheimer
                                    Main Street
Fiscal Year                         Income &                         S&P 500
(Period) Ended                      Growth Fund A                    Index
---------------                     --------------                   ---------
2/03/88                             $ 9,425                          $10,000
6/30/88                             $ 9,984                          $10,815
6/30/89                             $11,858                          $13,034
6/30/90                             $12,933                          $15,178
6/30/91                             $14,304                          $16,297
6/30/92                             $19,952                          $18,479
6/30/93                             $29,206                          $20,993
6/30/94                             $33,392                          $21,287
6/30/95                             $40,244                          $26,828
6/30/96                             $49,203                          $33,798
8/31/96                             $47,602                          $32,988

                                    Oppenheimer
                                    Main Street
Fiscal Year                         Income &                         S&P 500
(Period) Ended                      Growth Fund B(1)                 Index
---------------                     ----------------                 --------
10/01/94                            $10,000                          $10,000
06/30/95                            $11,315                          $12,017
6/30/96                             $13,730                          $15,139



8/31/96                             $12,862                          $14,776

                                    Oppenheimer
                                    Main Street
Fiscal Year                         Income &                         S&P 500
(Period) Ended                      Growth Fund C(2)                 Index
--------------                      ----------------                 -------
12/01/93                            $10,000                          $10,000
06/30/94                            $ 9,856                          $ 9,779
06/30/95                            $11,789                          $12,324
6/30/96                             $14,308                          $15,526
8/31/96                             $13,825                          $15,154

(1)Class  B shares of the Fund were first  publicly  offered on October 1, 1994.
(2)Class C shares of the Fund were first publicly offered on December 1, 1993.

Oppenheimer Main Street Income & Growth Fund
3410 South Galena Street
Denver, Colorado 80231
1-800-525-7048

Investment Adviser
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representation must not be relied upon as having been authorized by the Corporation, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

Oppenheimer Main Street Income & Growth Fund

3410 South Galena Street, Denver, Colorado 80231
1-800-525-7048

Statement of Additional Information dated November 1, 1996

         This Statement of Additional Information of Oppenheimer Main Street Income & Growth Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated November 1, 1996. It should be read together with the Prospectus, which may be obtained upon written request to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above.


Table of Contents                                                          Page
About the Fund
Investment Objective and Policies...........................................2
     Investment Policies and Strategies.....................................2
     Other Investment Techniques and Strategies.............................3
     Other Investment Restrictions..........................................13
How the Fund is Managed.....................................................14
     Organization and History...............................................14
     Directors and Officers of the Corporation..............................15
     The Manager and Its Affiliates.........................................19
Brokerage Policies of the Fund..............................................20
Performance of the Fund.....................................................22
Distribution and Service Plans..............................................24
About Your Account
How To Buy Shares...........................................................26
How To Sell Shares..........................................................33
How To Exchange Shares......................................................36
Dividends, Capital Gains and Taxes..........................................38
Additional Information About the Fund.......................................40
Financial Information About the Fund
Independent Auditors' Report................................................41
Financial Statements........................................................42
Appendix A: Description of Ratings..........................................A-1
Appendix B: Corporate Industry Classifications..............................B-1

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund invests, as well as the strategies the Fund may use to try to achieve its objective. Capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

         o Foreign Securities. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments that are traded on foreign securities exchanges or in the foreign over-the-counter markets. Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

         Investing in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. If the Fund's portfolio securities are held abroad, the countries in which they may be held and the sub-custodians or depositories holding them must be approved by the Corporation's Board of Directors to the extent that approval required under applicable rules of the Securities and Exchange Commission.

         o Risks of Foreign Investing. Investments in foreign securities present special additional risks and considerations not typically associated with investments in domestic securities: reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

         o U.S. Government Securities. Obligations of U.S. Government agencies or instrumentalities (including mortgage-backed securities) may or may not be guaranteed or supported by the "full faith and credit" of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others, by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. All U.S. Treasury obligations are backed by the full faith and credit of the United States. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. The Fund will invest in U.S. Government Securities of such agencies and instrumentalities only when the Manager is satisfied that the credit risk with respect to such instrumentality is minimal.

         o Convertible Securities. While convertible securities are a form of debt security in many cases, their conversion feature (allowing conversion into equity securities) causes them to be regarded more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Manager's investment decision with respect to convertible securities than in the case of non-convertible fixed income securities. To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors: (1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer, (2) whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible securities), and (3) the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

         o Rights and Warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

         o Investing in Small, Unseasoned Companies. The securities of small, unseasoned companies may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them. If other investment companies and investors that invest in this type of securities trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained, because of the thinner, less liquid market for such securities.

Other Investment Techniques and Strategies

         o When-Issued and Delayed Delivery Transactions. As stated in the Prospectus, the Fund may invest in securities on a "when-issued" or "delayed delivery" basis. Payment for and delivery of the securities generally settles within 45 days of the date the offer is accepted. The purchase price and yield are fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment. However, the Fund intends to be as fully invested as possible and will not invest in when-issued securities if its income or net asset value will be materially adversely affected. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction on its books and reflect the value of the security in determining its net asset value. It will also segregate cash or other high quality liquid securities equal in value to the commitment for the when-issued securities. While when-issued securities may be sold prior to settlement date, the Fund intends to acquire the securities upon settlement unless a prior sale appears desirable for investment reasons. There is a risk that the yield available in the market when delivery occurs may be higher than the yield on the security acquired.

         o Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of portfolio securities.

         In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor. An "approved vendor" is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer that has been designated a primary dealer in government securities, that must meet credit requirements set by the Corporation's Board of Directors from time to time. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

         o Short Sales Against-the-Box. In this type of short sale, while the short position is open, the Fund must own an equal amount of the securities sold short, or by virtue of ownership of other securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out. They may also be used to protect a gain on a security "in the box" when the Fund does not want to sell it and recognize a capital gain.

         o Illiquid and Restricted Securities. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

         The Fund has percentage limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

         o Loans of  Portfolio  Securities.  The  Fund  may  lend its  portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

         o Hedging. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) sell Futures, (ii) buy puts on such Futures or securities, or (iii) write covered calls on securities or Futures. When hedging to permit the Fund to establish a position in the securities market as a temporary substitute for purchasing particular securities (which the Fund will normally purchase, and then terminate that hedging position), or to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the market the Fund may: (i) buy Futures, or (ii) buy calls on such Futures or on securities. Normally, the Fund would then purchase the securities and terminate the hedging portion.

         The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's activities in the underlying cash market. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, and are legally permissible and disclosed in the Prospectus. Additional information about the Hedging Instruments the Fund may use is provided below.

         o Writing Covered Call Options. As described in the Prospectus, the Fund may write covered calls. When the Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The Fund has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

         To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium previously received on the call written is more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because the Fund retains the underlying security and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to lack of a market, it would have to hold the callable securities until the call expired or was exercised.

         The Fund may also write calls on Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

         o Writing Put Options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The Fund will not write puts if, as a result, more than 25% of the Fund's net assets would be required to be segregated to cover such put options. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price less transaction costs incurred. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

         When writing put options on securities, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

         The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As described above for writing covered calls, any and all such profits described herein from writing puts are considered short-term capital gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

         o Purchasing Calls and Puts. The Fund may purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on securities or Futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not at a profit).

         When the Fund purchases a call or put on an index or Future (discussed below), it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

         o Options on Foreign Currencies. The Fund intends to write and purchase calls and puts on foreign currencies. The Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or over-the-counter markets or are quoted by major recognized dealers in such options. It does so to protect against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. However, in the event of currency rate fluctuations adverse to the Fund's position, it would lose the premium it paid and transaction costs.

         A call written on a foreign currency by the Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call may be written by the Fund on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an expected adverse change in the exchange rate. This is a cross-hedging strategy. In such circumstances, the Fund covers the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. government securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option.

         o Futures. No payment is paid or received by the Fund on the purchase or sale of a Future. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin payment will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. At any time prior to expiration of the Future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, and additional cash is required to be paid by or released to the Fund. Any loss or gain is then realized. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

         o Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

         The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment. To do so, the Fund enters into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ("transaction hedge"). The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         The Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when the Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. When the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount. In either situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross hedge").

         The Fund's Custodian will identify liquid assets for a separate account having a value equal to the aggregate amount of the Fund's commitment under Forward Contracts to cover its short positions. The Fund will not enter into such Forward Contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge. The Fund, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to Forward Contracts in excess of the value of the Fund's portfolio securities or other assets denominated in these currencies provided the excess amount is "covered" by liquid securities denominated in any currency, at lest equal at all times to the amount of such excess. As an alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

         The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

         At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

         The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

         Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

         o Interest Rate Swap Transactions. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis. The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements.

         A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation." The Fund will not invest more than 25% of its assets in interest rate swap transactions.

         o Additional Information About Hedging Instruments and Their Use. The Corporation's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Fund has written options or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Fund's entering into a closing transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund cannot issue "senior securities", but this does not prohibit it from borrowing money as described in the prospectus, or entering into margin, collateral or escrow arrangements as permitted by its other invest policies.

         When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. This formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security ("in-the-money"). For any OTC option the Fund writes, it will treat as illiquid (for purposes of the restriction on illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it. The SEC is evaluating the general issue of whether or not OTC options should be considered as liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

         An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate in a manner beyond the Fund's control. The exercise by the Fund of puts on securities or Futures may cause the sale of related investments, also increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the underlying investment for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a call, a put or an underlying investment in connection with the exercise of a put or call. Such commissions may be higher, on a relative basis, than those which would apply to direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of such investments and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

         o Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to the use of Futures as established by the

Commodities Futures Trading Commission ("CFTC"). In particular, the Fund is excluded from registration as a "commodity pool operator" if it complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund must also, as to its short positions, use Futures and options thereon solely for bona fine hedging purposes within the meaning and interest of the applicable provisions of the CEA.

         Transactions in options by the Fund are subject to limitations established by option exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on Futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act of 1940 (the "Investment Company Act"), when the Fund purchases a Future, the Fund will maintain in a segregated account or accounts with its Custodian, liquid assets in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

         o Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). One of the tests for the Fund's qualification as a regulated investment company is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. To comply with this 30% cap, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) purchasing options which expire in less than three months; (iii) effecting closing transactions with respect to calls or puts written or purchased less than three months previously; (iv) exercising puts or calls held by the Fund for less than three months; or (v) writing calls on investments held less than three months.

         Certain foreign currency exchange contracts ("Forward Contracts") in which the Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to- market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this marked-to-market treatment.

         Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

         Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

         o Risks of Hedging With Options and Futures. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. In addition to the risks associated with hedging that are discussed in the Prospectus and above, there is a risk in using short hedging by: (i) selling Futures or (ii) purchasing puts on broadly-based indices or Futures to attempt to protect against declines in the value of the Fund's portfolio securities, that the prices of such Futures or the applicable index will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

         The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged if the historical volatility of the prices of such portfolio securities being hedged is more than the historical volatility of the applicable index. It is also possible that where the Fund has used hedging instruments in a short hedge, the market may advance and the value of portfolio securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

         If the Fund uses hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying Futures and/or calls on such Futures, broadly-based indices or on or securities, it is possible that the market may decline. If the Fund then concludes not to invest in securities at that time because of concerns as to possible further market decline or for other reasons, it will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, are legally permissible and adequately disclosed.

Other Investment Restrictions

         The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objective cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a majority vote is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

         Under these additional restrictions:

         o The Fund cannot invest in interests in oil or gas exploration or development programs or in commodities; however, the Fund may buy and sell any of the hedging instruments that it may use as permitted by any of its other policies, whether or not such hedging instrument is considered to be a commodity or commodity contract;

         o The Fund cannot invest in real estate or in interests in real estate; however, the Fund may purchase securities of issuers holding real estate or interests therein (including securities of real estate investment trusts);

         o The Fund cannot purchase securities on margin; however, the Fund may make margin deposits in connection with the use of hedging instruments as permitted by any of its other policies;
                                      -13-

   o The Fund cannot invest in companies for the purpose of acquiring control or management thereof;

         o The Fund cannot underwrite securities of other companies, except insofar as it might be deemed to be an underwriter for purposes of the Securities Act in the resale of any securities held in its own portfolio;

         o The Fund cannot invest or hold securities of any issuer if those officers and directors of the Corporation or its adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer;

         o The Fund cannot invest in other open-end investment companies, or invest more than 5% of its net assets through open market purchases in closed-end investment companies, including small business investment companies, nor make any such investments at commission rates in excess of normal brokerage commissions;

         o The Fund cannot issue "senior securities," but this does not prohibit it from borrowing money as described in the Prospectus, or entering into margin, collateral, segregation or escrow arrangements, or options, futures, hedging transactions or other investments as permitted by its other investment policies; or

         o The Fund cannot pledge, mortgage or otherwise encumber, transfer or assign any of its assets to secure a debt; collateral arrangements for premium and margin payments in connection with hedging instruments are not deemed to be a pledge of assets.


         The Fund has undertaken, in connection with the qualification for sale of its shares in certain states, (a) with respect to investment restriction (1) above, not to invest in oil, gas or other mineral leases, and (b) with respect to investment restriction (2) above, not to invest in real estate limited partnerships unless such securities are determined by the Board to be readily marketable and not to invest more than 10% of its total assets in the securities of one or more real estate investment trusts. Should its shares no longer be offered in such states, the Fund would not be subject to the foregoing undertakings.

         For purposes of the Fund's policy not to concentrate its assets as described in the Prospectus, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy.

How the Fund is Managed

Organization and History. Oppenheimer Main Street Income & Growth Fund (referred to as the "Fund") is one of two series of Oppenheimer Main Street Funds, Inc. (the "Corporation"), a Maryland corporation. This Statement of
 Additional Information may be used with the Fund's Prospectus only to offer shares of the Fund.

         Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class and entitle the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote at a shareholders' meeting. Shareholders of the Fund and of the Corporation's other series vote together in the aggregate on certain matters at shareholders' meetings, such as the election of Directors and ratification of appointment of auditors of the Corporation. Shareholders of a particular series or class vote separately on proposals which affect that series or class, and shareholders of a series or class which is not affected by that matter are not entitled to vote on the proposal. For example, only shareholders of a series, such as the Fund, vote exclusively on any material amendment to the investment advisory agreement with respect to the series. Only shareholders of a class of a series vote on certain amendments to the Distribution and/or Service Plans if the amendments affect that class.

         The Directors are authorized to create new series and classes of shares. The Directors may reclassify unissued shares of the Corporation or its series or classes into additional series or classes of shares. The Directors may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

         It is not contemplated that regular annual shareholder meetings will be held. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Directors or upon proper request of the shareholders. A meeting of shareholders will be called for a specified purpose (which may include removal of a Director) upon the written request of the record holders of at least 25% of the outstanding shares eligible to be voted at that meeting. The Fund has undertaken that it will then either give the applicants access to the Fund's shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.


Directors and Officers of the Fund. The Fund's Directors and officers and their principal occupations and business affiliations and occupations during the past five years are listed below. All of the Directors are also trustees, directors or managing general partners of Oppenheimer Total Return Fund, Inc., Oppenheimer Equity Income Fund, Oppenheimer Cash Reserves, Oppenheimer Strategic Income Fund, Centennial America Fund, L.P., The New York Tax-Exempt Income Fund, Inc., Oppenheimer Variable Account Funds, Oppenheimer Champion Income Fund,
Oppenheimer International Bond Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Strategic Income & Growth Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Municipal Fund, Panorama Series Fund, Inc., Centennial Money Market Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Daily Cash Accumulation Fund, Inc. and Centennial Tax Exempt Trust (all of the foregoing funds are collectively referred to as the "Denver-based Oppenheimer funds") except for Mr. Fossel and Ms. Macaskill, who are Trustees, Directors or Managing General Partners of all the Denver-based Oppenheimer funds except
Oppenheimer   Integrity  Funds,  Panorama  Series  Fund,  Inc.,  Oppenheimer
Strategic Income Fund and Oppenheimer Variable Account Funds. In addition Mr. Fossel is not a Trustee of Centennial New York Tax Exempt Trust or a Managing General Partner of Centennial America Fund, L.P. Messrs. Bishop, Bowen, Donohue, Farrar and Zack hold similar positions as officers of all such funds. Ms. Macaskill is President and Mr. Swain is Chairman of the Denver-based Oppenheimer funds. As of October 1, 1996, the Directors and officers of the Fund as a group owned less than 1% of its outstanding shares, not including shares held of record by an employee benefit plan of the Manager (for which two of the officers listed below, Ms. Macaskill and Mr. Donohue, are trustees) other than shares beneficially owned under that plan by the officers of the Fund listed above.

      Robert G. Avis, Director*; Age 65
      One North Jefferson Ave., St. Louis, Missouri 63103
      Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

      William A. Baker, Director; Age 81
      197 Desert Lakes Drive, Palm Springs, California 92264
      Management Consultant.

      Charles Conrad, Jr., Director; Age 66
      19411 Merion Circle, Huntington Beach, California 92648
      Chairman and Chief Executive Officer of Universal Space Lines, Inc. (a space services management company); formerly Vice President of McDonnell Douglas Space Systems Co. and associated with the National Aeronautics and Space Administration.

      Jon S. Fossel, Director*; Age 54
      Box 44 Mead Street, Waccabuc, New York 10597
      Member of the Board of Governors for the Investment Company Institute (a national association of Investment Companies), Chairman of the Investment Company Education Foundation, formerly Chairman and President of the Manager of OppenheimerFunds, Inc. (the "Manager"), President and a Director of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company and Shareholder Services, Inc. ("SSI"), transfer agent subsidiary of the Manager.

      Sam Freedman, Director; Age: 56
      4975 Lakeshore Drive, Littleton, Colorado  80123
      Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of Shareholder Services, Inc., Chairman, Chief Executive and Officer and director of Shareholder Financial Services, Inc., Vice President and director of Oppenheimer Acquisition Corporation and a director of OppenheimerFunds, Inc.

      Raymond J. Kalinowski, Director; Age 67
      44 Portland Drive, St. Louis, Missouri 63131
      Director of Wave Technologies International Inc. (a computer products training company); formerly Vice Chairman and a Director of A.G. Edwards, Inc., parent holding company of A.G. Edwards & Sons, Inc. (a broker-dealer), of which he was a Senior Vice President.

      C. Howard Kast, Director; Age 74
      2552 East Alameda, Denver, Colorado 80209
      Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

      Robert M. Kirchner, Director; Age 75
      7500 E. Arapahoe Road, Englewood, Colorado 80112

      President of The Kirchner Company (management consultants).

      Bridget A. Macaskill, President and Director*; Age: 48
      President, Chief Executive Officer and a Director of the Manager and HarbourView Asset Management Corporation ("HarbourView"), a subsidiary of the Manager; Chairman and a director of SSI and Shareholder Financial Services, Inc.; President and a director of OAC and Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc.; formerly an Executive Vice President of the Manager.

      Ned M. Steel, Director; Age 81
      3416 South Race Street, Englewood, Colorado 80110
      Chartered Property and Casualty Underwriter; Director of Visiting Nurse Corporation of Colorado; formerly Senior Vice President and a Director of Van Gilder Insurance Corp.
      (insurance brokers).

      James C. Swain, Chairman, Chief Executive Officer and Director*; Age 62 3410 South Galena Street, Denver, Colorado 80231 Vice Chairman and a Director of the Manager; President and Director of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager ("Centennial"); formerly Chairman of the Board of SSI.

      Robert J. Milnamow, Vice President and Portfolio Manager; Age: 46
      Two World Trade Center, New York, New York 10048-0203
      Vice President of the Manager; an officer of other Oppenheimer funds; previously a portfolio manager with Phoenix Securities Group.

      Andrew J. Donohue, Vice President and Secretary; Age 46
      Two World Trade Center, New York, New York 10048
      Executive Vice President and General Counsel of the Manager and OppenheimerFunds Distributor, Inc. (the "Distributor"); President and a director of Centennial; Executive Vice President, General Counsel and a director of HarbourView, SFSI, SSI and Oppenheimer Partnership Holdings Inc.; President and a director of Oppenheimer Real Asset Management, Inc.; General Counsel of OAC; Executive Vice President, Chief Legal Officer and a director of MultiSource Services, Inc. (a broker-dealer); an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor; Partner in Kraft & McManimon (a law firm); an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser); director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

      George C. Bowen, Vice President, Assistant Secretary and Treasurer; Age 60 3410 South Galena Street, Denver, Colorado 80231

      Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; Treasurer of OAC; Vice President and Treasurer of Oppenheimer Real Asset Management, Inc., Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc.; an officer of other Oppenheimer funds.

      Robert J. Bishop, Assistant Treasurer; Age 37
      3410 South Galena Street, Denver, Colorado 80231
      Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

      Scott Farrar, Assistant Treasurer; Age 31
      3410 South Galena Street, Denver, Colorado 80231
      Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

      Robert G. Zack, Assistant Secretary; Age 47
      Two World Trade Center, New York, New York 10048-0203
      Senior Vice President and Associate General Counsel of the Manager, Assistant Secretary of SSI, SFSI; an officer of other Oppenheimer funds.
------------------
*A Director who is an "interested person" of the Fund as defined in the Investment Company Act.

     o Remuneration of Directors. The officers of the Fund are affiliated with the Manager. They and the Directors of the Fund who are affiliated with the Manager (Ms. Macaskill and Mr. Swain, who are both officers and Directors and Mr. Fossel) receive no salary or fee from the Fund. The remaining Directors of the Fund (excluding Mr. Freedman, who did not become a Director until June 27, 1996) received the compensation shown below from the Fund, during its fiscal year ended June 30, 1996 and the period from July 1, 1996 to August 31, 1996 and from all of the Denver-based Oppenheimer funds (including the Fund) for which the served as Trustee, Director or Managing General Partner. Compensation is paid for services in the positions listed beneath their names:

                                          Aggregate                      Aggregate                        Total Compensation
                                          Compensation                   Compensation                     from all
                                          from the Fund                  from the Fund                    Denver-based
Name and Position                         as of 6-30-96                  as of 8-31-96
Oppenheimer Funds1
-----------------------                   -----------------              -----------------                ------------------

                                                                -18-


Robert G. Avis                            $6,874                         $1,256                           $53,000
  Director
William A. Baker                          $9,500                         $1,736                           $73,255
  Audit and Review
  Committee Chairman
  and Director
Charles Conrad, Jr.                       $8,430                          $1,524                          $64,309
  Audit and Review
Committee Member
  and Director
Raymond J. Kalinowski                     $8,430                         $1,541                           $65,000
  Risk Management
  Oversight Committee Member
  and Director
C. Howard Kast                            $8,430                          $1,541                          $65,000
  Risk Management
  Oversight Committee Member
  and Director
Robert M. Kirchner                        $8,857                         $1,619                           $68,292
  Audit and Review
  Committee Member
  and Director
Ned M. Steel                              $6,874                         $1,257                           $53,000
  Director
----------------------

1For the 1995 calendar year, during which the Denver-based Oppenheimer funds, listed in the first paragraph of this section, included Oppenheimer Strategic Investment Grade Bond Fund and Oppenheimer Strategic Short-Term Income Fund (which ceased operations following the acquisition of their assets by other Oppenheimer funds). Panorama Series Fund, Inc. became a Denver-based Oppenheimer fund in June of 1996.

         o Major Shareholders. As of October 6, 1996, the only person who owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B, Class C and Class Y shares was Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive, East, Floor 3, Jacksonville, Florida 32246-6484 who was the record owner of 5,874,755.430 Class A shares, 7,526,164.272 Class B shares and 7,136,538.617 Class C shares, representing approximately 5.13%, 10.47% and 26.20% of the Funds outstanding Class A, Class B and Class C shares, respectively.

The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Corporation and three of whom (Ms. Macaskill and Messrs. Fossel and

Swain) serve as directors of the Corporation.


         The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

         o The Investment Advisory Agreement. The investment advisory agreement between the Manager and the Corporation on behalf of the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

         Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the General Distributor's Agreement are paid by the Corporation. Expenses with respect to the Corporation's two series, including the Fund, are allocated in proportion to the net assets of the respective funds except where allocations of direct expenses could be made. Certain expenses are further allocated to certain classes of shares of a series as explained in the Prospectus and under "How to Buy Shares" below. The advisory agreement lists examples of expenses paid by the Corporation, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Directors, legal and audit expenses, transfer agent and custodian expenses, share issuance costs, certain printing and registration expenses and non-recurring expenses, including litigation costs. During the Fund's fiscal years ended June 30, 1994, 1995 and 1996, and the fiscal period ended August 31, 1996 the management fees paid by the Corporation on behalf of the Fund to the Manager were $1,817,623, $8,976,524, $19,932,096 and $4,428,137, respectively.

         The advisory agreement contains no expense limitation. However, independently of the advisory agreement, the Manager has voluntarily undertaken that the total expenses of the Fund in any fiscal year (including the management fee but excluding taxes, interest, brokerage commissions, distribution assistance payments and extraordinary expenses such as litigation costs), shall not exceed the most stringent expense limitation imposed under the state law applicable to the Fund. Pursuant to the undertaking, the Manager's fee will be reduced at the end of a month so that there will not be any accrued but unpaid liability under this undertaking. Currently, the most stringent state expense limitation is imposed by California, and limits the Fund's expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2.0% of the next $70 million of average annual net assets, and 1.5% of the average annual net assets in excess of $100 million. Any assumption of the Fund's expenses under this limitation lowers the Fund's overall expense ratio and increases its total return during any period in which expenses are limited. The Manager reserves the right to terminate or amend the undertaking at any time.

         The advisory agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties thereunder. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation, and to use the names "Oppenheimer" and "Main Street" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Corporation to use the names "Oppenheimer" and "Main Street" as part of its name and the name of the Fund may be withdrawn.

         o The Distributor. Under its General Distributor's Agreement with the Corporation, the Distributor acts as the Corporation's principal underwriter in the continuous public offering of shares of the Fund's Class A, Class B, Class C and Class Y shares, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, are borne by the Distributor. During the Fund's fiscal years ended June 30, 1994, 1995 and 1996 and the fiscal period ended August 31, 1996, the aggregate amount of sales charges on sales of the Fund's Class A shares was $23,502,310, $36,545,570, $34,680,166 and $5,372,166,
respectively, of which the Distributor and an affiliated broker-dealer retained $6,373,770, $8,951,501, $8,833,275 and $1,443,507, respectively. During the fiscal year ended June 30, 1996, sales charges advanced to broker-dealers by the Distributor on sales of the Fund's Class B and Class C shares totalled $40,733,013 and $2,598,706 and for the fiscal period ended August 31, 1996 sales charges advanced to broker-dealers by the Distributor on sales of the Fund's Class B and Class C shares totalled $7,698,420 and $468,253, respectively. Of those amounts, $852,802 and $40,623 were paid to an affiliated broker-dealer for the fiscal year ended June 30, 1996 and $226,169 and $11,023 were paid to an affiliated broker-dealer for the fiscal period ended August 31, 1996. During the fiscal year ended June 30, 1996, the Distributor received contingent deferred sales charges of $2,198,614 and $204,629 upon redemption of Class B and Class C shares, respectively. During the fiscal period ended August 31, 1996, the Distributor received contingent deferred sales charges of $594,878 and $39,798 upon redemption of Class B and Class C shares, respectively For additional information about distribution of the Fund's shares and the payments made by the Fund to the Distributor in connection with such activities, please refer to "Distribution and Service Plans," below.


         o The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund


Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding, but is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Directors. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.

         Under the advisory agreement, the Manager is authorized to select brokers other than affiliates that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreement, and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In connection with transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and thereby forego the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market, and are otherwise paid only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. Option commissions may be relatively higher than those which would apply to direct purchases and sales of portfolio securities.

         Most purchases of money market instruments and debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless it determines that a better price or execution can be obtained by using a broker. Purchases of these securities for underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

         The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Directors permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board also permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to the Manager that (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

         The research services provided by brokers broadens the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Manager provides information as to the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

         During the Fund's fiscal years ended June 30, 1994, 1995 and 1996 and the fiscal period ended August 31, 1996, total brokerage commissions paid by the Fund (not including spreads or concessions on principal transactions on a net trade basis) were $6,479,920, $12,685,652, $9,515,620 and $1,913,573, respectively. During the fiscal year ended June 30, 1996 and the fiscal period ended August 31, 1996, $2,665,414 and $419,270 was paid by the Fund to brokers as commissions in return for research services; the aggregate dollar amount of these transactions was $727,610,967 and $322,599,737. The transactions giving rise to those commissions were allocated in accordance with the Manager's internal allocation procedures described.


Performance of the Fund


Total Return Information. As described in the Prospectus, from time to time the "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below.

         The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each advertised class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of each class of shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.


         o Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula.

( ERV ) 1/n
(-----)     -1 = Average Annual Total Return
(  P  )


         The "average annual total returns" on an investment in Class A shares of the Fund (using the method described above) for the one and five year periods ended June 30, 1996 and for the period from February 3, 1988 (commencement of operations) to June 30, 1996 were 15.23%, 26.52% and 20.86%, respectively. The "average annual total returns" on an investment in Class A shares of the Fund (using the method described above) for the one and five year periods ended August 31, 1996 and for the period from February 3, 1988 (commencement of operations) to August 31, 1996 were 5.44%, 21.77% and 19.95%, respectively.

         The "average annual total return" on Class B shares for the one-year period ended June 30, 1996 and for the period October 1, 1994 (commencement of the public offering of the class) to June 30, 1996 were 16.34% and 17.88%, respectively. The "average annual total return" on Class B shares for the one-year period ended August 31, 1996 and for the period October 1, 1994 (commencement of the public offering of the class) to August 31, 1996 were 6.01% and 14.03%, respectively.

         The "average annual total return" on Class C shares for the one-year period ended June 30, 1996 and for the period December 1, 1993 (commencement of the public offering of the class) to June 30, 1996 were 20.35% and 14.89%, respectively. The "average annual total return" on Class C shares for the one-year period ended August 31, 1996 and for the period December 1, 1993 (commencement of the public offering of the class) to August 31, 1996 were 10.05% and 12.50%, respectively.

         o Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

ERV - P
------- = Total Return
   P


         In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, the payment of the applicable contingent deferred sales charge (5% for the first year, 4% for the second year, 3% for the third and fourth years, 2% for the fifth year, 1% for the sixth year, and none thereafter) is applied to the investment result for the period shown (unless the total return is shown at net asset value, as described below). For Class C shares, the 1.0% contingent deferred sales charge is applied to the investment result for the one-year period (or less). Class Y shares are not subject to a sales charge. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.

         The "cumulative total return" on Class A shares for the period from February 3, 1988 (commencement of operations) to June 30, 1996 and August 31, 1996 were 392.03% and 376.02%, respectively. The "cumulative total return" on Class B shares for the period from October 1, 1994 (the commencement of the offering of the class) through June 30, 1996 and August 31, 1996 were 33.30% and 28.62%, respectively. The "cumulative total return" on Class C shares for the period from December 1, 1993 (the commencement of the offering of the class) through June 30, 1996 and August 31, 1996 were 43.08% and 38.25%, respectively.

         o Total Returns at Net Asset Value. From time to time the Fund may also quote an "average annual total return at net asset value" or a "cumulative total return at net asset value" for Class A, Class B, Class C or Class Y shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The "cumulative total return at net asset value" on the Fund's Class A shares for the periods ended June 30, 1996 and August 31, 1996 were 422.06% and 405.07%, respectively. The "cumulative total return" at net asset value for the Fund's Class B shares for the periods ended June 30, 1996 and August 31, 1996 were 37.30% and 32.62%, respectively. The "cumulative total return" at net asset value for the Fund's Class C shares for the periods ended June 30, 1996 and August 31, 1996 were 43.08% and 38.25%, respectively.

         Total return information may be useful to investors in reviewing the performance of the Fund and Class A, Class B, Class C or Class Y shares. However, when comparing total return of an investment in shares of the Fund with that of other alternatives, investors should understand that as the Fund is an equity fund seeking capital appreciation, its shares are subject to greater market risks and volatility than shares of funds having more conservative investment objectives and policies and that the Fund is designed for investors who are willing to accept greater risk of loss in the hopes of realizing greater gains.

Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B, Class C or Class Y shares by Lipper Analytical Services, Inc. ("Lipper"), a widely- recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked against (i) all other funds, (ii) all other "income & growth" funds and (iii) all other "income & growth" funds in a specific size category. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. The Fund may also compare its performance from time to time with that of Morgan Stanley Capital International index, a capitalized weighted index which is widely utilized as a measure of world wide stock market performance.

      From time to time the Fund may publish the ranking of the performance of its Class A, Class B, Class C or Class Y shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk measures fund performance below 90-day U.S. Treasury bill monthly returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Fund in relation to other rated growth and income funds. Rankings are subject to change.

         The total return on an investment in the Fund's Class A, Class B, Class C or Class Y shares may be compared with performance for the same period of either the Lipper Growth & Income Fund Index or the S&P 500 Index, as described in the Prospectus. The performance of each index includes a factor for the reinvestment of income dividends, but does not reflect reinvestment of capital gains, expenses or taxes.

         The performance of the Fund's Class A, Class B, Class C or Class Y shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

         Investors may also wish to compare the Fund's returns to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

         From time to time, the Fund's Manager may publish rankings or ratings of the Manager or Transfer Agent or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the Oppenheimer funds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

Distribution and Service Plans

         The Corporation has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act pursuant to which the Corporation will reimburse the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Directors of the Corporation, including a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company
Act) of the shares of each class. For the Distribution and Service Plan for Class B and Class C shares, that vote was cast by the Manager as the sole initial holder of Class B and Class C shares of the Fund, respectively.


         In addition, under the Plans, the Manager and the Distributor, in their sole discretion, from time to time, may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund), to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform, at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

         Unless terminated as described below, each Plan continues in effect from year to year but only as long as its continuance is specifically approved at least annually by the Corporation's Board of Directors and its "Independent Directors" by a vote cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by the vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required to obtain the approval of Class B as well as Class A shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Independent Directors.

         While the Plans are in effect, the Treasurer of the Corporation shall provide separate written reports to the Corporation's Board of Directors at least quarterly on the amount of all payments made pursuant to each Plan, the purpose for which the payments were made and the identity of each Recipient that received any such payment. The reports for the Class B Plan and Class C Plan shall also include the distribution costs for that quarter, and such costs for previous fiscal periods that are carried forward, as explained in the Prospectus and below. Those reports, will be subject to the review and approval of the Independent Directors in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Directors of the Corporation who are not "interested persons" of the Corporation is committed to the discretion of the Independent Directors. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Directors.

         Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Corporation's
Independent Directors. The Board of Directors has set the fees at the maximum rate and set no minimum amount.

         For the fiscal year ended June 30, 1996 and the fiscal period ended August 31, 1996 payments under the Class A Plan totaled $6,090,603 and $1,271,041, all of which was paid by the Distributor to Recipients, including $248,262 and $52,056, respectively, paid to an affiliated broker-dealer as reimbursement for Class A personal service and account maintenance services. For the period October 1, 1994 through June 30, 1996 and from July 1, 1996 through August 31, 1996, payments under the Class B Plan totalled $11,543,736 and $3,086,859, respectively, of which the Distributor paid $13,009 and $4,866 to an affiliated broker-dealer as reimbursement for Class B personal service and maintenance expenses, and retained $10,854,702 and $2,071,596, respectively, as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. For the fiscal year ended June 30, 1996 and the fiscal period ended August 31, 1996, payments under the Class C Plan totalled $5,863,969 and $1,234,633, respectively, of which the Distributor paid $82,364 and $17,862, respectively, to an affiliated broker-dealer as reimbursement for Class C personal service and maintenance expenses, and retained $2,651,935 and $457,848, respectively, as reimbursement for Class C sales commissions and service fee advances, as well as financing costs.

         The Class B and Class C Plans allow the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net asset value of shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of such advance payment to the Distributor.

         Although the Class B and the Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fees on such shares, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B Plan and the Class C Plan by the Board. The Board has set no minimum holding period. All payments under the Class B and the Class C Plan are subject to the limitations imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

         Any unreimbursed expenses incurred with respect to Class A shares for any fiscal quarter by the Distributor may not be recovered under the Class A Plan in subsequent fiscal quarters. Payments received by the Distributor under the Class A Plan will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor. The Class B Plan and the Class C Plan allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods, as described in the Prospectus. The asset-based sales charges paid to the Distributor by the Fund under the Class B Plan and the Class C Plan are intended to allow the Distributor to recoup the cost of sales commissions paid to authorized brokers and dealers at the time of sale, plus financing costs, as described in the Prospectus. Such payments may also be used to pay the Distributor for the following expenses in connection with the distribution of Class B and Class C shares: (i) financing the advance of the service fee payment to Recipients under the Class B and the Class C Plan, (ii) compensation and expenses of personnel employed by the Distributor to support distribution of Class B and Class C shares, and (iii) costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and certain other distribution expenses.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits the individual investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than another. The Distributor will generally not accept any order at $500,000 or $1 million or more of Class B or Class C shares, respectively, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead. A Fourth Class of Shares may be purchased only by certain institutional investors at net asset value per share ("Class Y Shares").

         The four classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by expenses borne solely by that class, including the asset-based sales charges to which Class B and Class C shares are subject.

         The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

         The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B, Class C and Class Y shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to Independent Directors, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and/or Service Plan fees, (ii) transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Values Per Share. The net asset values per share of Class A, Class B, Class C and Class Y shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The Exchange normally closes at 4:00 P.M. New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Trading may occur in debt securities and in foreign securities when the Exchange is closed (including weekends and holidays). Because the Fund's net asset value will not be calculated at those times, if securities held in the Fund's portfolio are traded at such time, the net asset values per share of Class A, Class B, Class C and Class Y shares of the Fund may be significantly affected at times when shareholders may not purchase or redeem shares.

         The Corporation's Board of Directors has established procedures for the valuation of the Fund's securities, generally as follows: (i) equity securities traded on a securities exchange or on the Automated Quotation System ("NASDAQ") of the Nasdaq Stock Market, Inc. for which last sale information is regularly reported are valued at the last reported sale price on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sale price of the preceding trading day, or closing bid and asked prices that day); (ii) securities traded on a foreign securities exchange are valued generally at the last sales price available to the pricing service approved by the Corporation's Board of Directors or to the Manager as reported by the principal exchange on which the security is traded at its last trading session on or immediately preceding the valuation date, or at the mean between "bid" and "asked" prices obtained from the principal exchange or two active market makers in the security on the basis of reasonable inquiry; (iii) long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Corporation's Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (iv) debt instruments having a maturity of more than 397 days when issued, and non-money market type instruments having a maturity of 397 days or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between "bid" and "asked" prices determined by a pricing service approved by the Corporation's Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (v) money market-type debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vi) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see
(ii), (iii) and (iv) above), the security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker.

         In the case of U.S. Government Securities and mortgage-backed securities, where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Manager may use pricing services approved by the Board of Directors to price any of the types of securities described above to price U.S. Government Securities, mortgage-backed securities, foreign government securities and corporate bonds. The Manager will monitor the accuracy of such pricing services, which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.

         Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange. Events affecting the values of foreign securities traded in securities markets that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Board of Directors or the Manager, under procedures established by the Board of Directors, determines that the particular event is likely to effect a material change in the value of such security. Foreign currency, including forward contracts, will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The values of securities denominated in foreign currency will be converted to U.S. dollars at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service.

         Puts, calls and Futures are valued at the last sales price on the principal exchange on which they are traded, or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Directors or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing bid and asked prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between bid and asked prices obtained by the Manager from two active market makers (which in certain cases may be the bid price if no asked price is available).

         When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Rights of Accumulation and Letters of Intent because of the economies of sales efforts and in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain circumstances described in the Prospectus because the Distributor, dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, aunts, uncles, nieces, nephews, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings.

         o The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:


Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer California Municipal Fund
Oppenheimer Intermediate Municipal Fund
Oppenheimer Insured Municipal Fund
Oppenheimer Main Street California Municipal Fund
Oppenheimer Florida Municipal Fund
Oppenheimer Pennsylvania Municipal Fund
Oppenheimer New Jersey Municipal Fund
Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Target Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Value Stock Fund
Oppenheimer Asset Allocation Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income & Growth Fund
Oppenheimer International Growth Fund
Oppenheimer Enterprise Fund
Oppenheimer Bond Fund for Growth
Oppenheimer Life Span Balanced Fund
Oppenheimer Life Span Growth Fund
Oppenheimer Life Span Income Fund
Oppenheimer High Yield Fund
Oppenheimer Champion Income Fund
Oppenheimer Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term Government Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer International Bond Fund
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Quest Small Cap Value Fund
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Officers Value Fund
Oppenheimer Quest Growth & Income Value Fund
Rochester Fund Municipals*
Rochester Portfolio Series-Limited Term New York Municipal Fund*
Oppenheimer Disciplined Value Fund

Oppenheimer Disciplined Allocation Fund

and the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.


   *Shares of the Fund are not presently exchangeable for shares of these funds


         There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).


         o Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) applicable to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.


         In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

         For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.


         If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

         In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

         o Terms of Escrow That Apply to Letters of Intent.

         1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

         3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

         5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares acquired subject to a contingent deferred sales charge, and (c) Class A shares or Class B shares acquired in exchange for either
(i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

         6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "Shareholder Account Rules and Policies," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.


         There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Retirement Plans. In describing certain types of employee benefit plans that may purchase Class A shares without being subject to the Class A contingent deferred sales charge, the term "employee benefit plan" means any plan or arrangement, whether or not "qualified" under the Internal Revenue Code, including, medical savings accounts, payroll deduction plans or similar plans in which Class A shares are purchased by a fiduciary or other person for the account of participants who are employees of a single employer or of affiliated employers, if the Fund account is registered in the name of the fiduciary or other person for the benefit of participants in the plan.

         The term "group retirement plan" means any qualified or non-qualified retirement plan (including 457 plans, SEPs, SARSEPs, 403(b) plans, and SIMPLE plans) for employees of a corporation or a sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in the plan purchase Class A shares of the Fund through a single investment dealer, broker or other financial institution designated by the group.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

How to Sell Shares

Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

         o Involuntary Redemptions. The Board of Directors has the right to cause the involuntary redemption of the shares held in any Fund account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board of Directors will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, and the provisions of Maryland law, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

         o Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Directors of the Corporation may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value it portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares that you purchased subject to an initial or contingent deferred sales charge, or (ii) Class B shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfer of Shares. Shares are not subject to the payment of a contingent deferred sales charge at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds- sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants, other than self-employed persons, maintaining a plan account in their own name, in OppenheimerFunds-sponsored prototype pension, profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans because of the imposition of the contingent deferred sales charge on such withdrawals (except where the Class B or the Class C contingent deferred sales charge is waived as described in the Prospectus under "Waivers of Class B Sales or Class C Sales Charges").

        By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

         o Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

         o Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment. It may not be desirable to purchase additional Class A shares while making automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.

         The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent and the Fund shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

         For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

         Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink transfer payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

         The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

         The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend- reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

       To use Class A shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the Class A shares in certificated form. Share certificates are not issued for Class B or Class C shares. Upon written request from the Planholder, the Transfer Agent will determine the number of Class A shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

         If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares

         As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P., and Daily Cash Accumulation Fund, Inc., which only offer Class A shares and Oppenheimer Main Street California Municipal Fund which only offers Class A and Class B shares (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans). A current list showing which funds offer which class can be obtained by calling the distributor at 1-800-525-7048.

         For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Bond Fund for Growth, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds, including Rochester Fund Municipals and Limited Term New York Municipal Fund. Class A shares of Rochester Fund Municipals or Limited Term New York Municipal Fund acquired on the exchange of Class M shares of Oppenheimer Bond Fund for Growth may be exchanged for Class M shares of that fund. For accounts of Oppenheimer Bond Fund for Growth established after March 8, 1996, Class M shares may be exchanged for Class A shares of other Oppenheimer funds except Rochester Fund Municipals and Limited-Term New York Municipals. Exchanges to Class M shares of Oppenheimer Bond Fund for Growth are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange from Class M shares. Otherwise no exchanges of any class of any Oppenheimer fund into Class M shares are permitted.

         Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. Shares of this Fund acquired by reinvestment of dividends or distribution from any other of the Oppenheimer funds (except Oppenheimer Cash Reserves) or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

         No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

         When Class A, Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class A, Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

         The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

         When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans, Checkwriting, if available, and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

         Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

         The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from its portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

         Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Board of Directors and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

         If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year, and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests relating to qualification which the Fund might not meet in any particular year. For example, if the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify. If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.


         Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, in order to enable the investor to earn a return on otherwise idle funds.

         If prior distributions must be re-characterized at the end of the fiscal year as a result of the effect of the Fund's investment policies, shareholders may have a non-taxable return of capital, which will be identified in notices of shareholders. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing and either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from shares of other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund


The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, collecting income of the portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships with the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for the Manager and certain other funds advised by the Manager and its affiliates.

Independent Auditors' Report

================================================================================

The Board of Directors and Shareholders of Oppenheimer Main Street Income & Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Main Street Income and Growth Fund as of June 30, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended June 30, 1996 and 1995, and the financial highlights for the period July 1, 1991 to June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Main Street Income and Growth Fund at June 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP
-------------------------
DELOITTE & TOUCHE LLP

Denver, Colorado
July 22, 1996

                    Statement of Investments   June 30, 1996
                                                                                                   Face              Market Value
                                                                                                   Amount            See Note 1
===================================================================================================================================
Short-Term Notes--11.0%
-----------------------------------------------------------------------------------------------------------------------------------
                    American Express Credit Corp., 5.45%, 7/2/96                                   $   40,000,000
$   39,993,944
                    ---------------------------------------------------------------------------------------------------------------
                    Associates Corp. of North America, 5.39%, 7/22/96                                  40,000,000
     39,874,233
                    ---------------------------------------------------------------------------------------------------------------
                    Associates Corp. of North America, 5.60%, 7/1/96                                   50,000,000
     50,000,000
                    ---------------------------------------------------------------------------------------------------------------
                    Countrywide Home Loan, 5.32%, 7/25/96                                              50,000,000
   49,819,333
                    ---------------------------------------------------------------------------------------------------------------
                    Countrywide Home Loan, 5.40%, 7/16/96                                              51,000,000
   50,885,250
                    ---------------------------------------------------------------------------------------------------------------
                    Ford Motor Credit Co., 5.36%, 7/11/96                                              50,000,000
49,925,556
                    ---------------------------------------------------------------------------------------------------------------
                    Ford Motor Credit Co., 5.38%, 7/19/96                                              50,000,000
49,865,500
                    ---------------------------------------------------------------------------------------------------------------
                    General Electric Capital Corp., 5.27%, 7/10/96                                     50,000,000
  49,932,875
                    ---------------------------------------------------------------------------------------------------------------
                    Hertz Corp. (The) 5.38%, 7/18/96                                                   45,000,000
44,885,675
                    ---------------------------------------------------------------------------------------------------------------
                    Hertz Corp. (The) 5.39%, 7/23/96                                                   25,000,000
24,917,653
                    ---------------------------------------------------------------------------------------------------------------
                    Hertz Corp. (The) 5.39%, 7/24/96                                                   25,000,000
24,913,910
                    ---------------------------------------------------------------------------------------------------------------
                    Merrill Lynch & Co., Inc., 5.35%, 7/9/96                                           50,000,000
49,940,556
                    ---------------------------------------------------------------------------------------------------------------
                    Merrill Lynch & Co., Inc., 5.36%, 7/8/96                                           50,000,000
49,947,986
                    ---------------------------------------------------------------------------------------------------------------
                    New Center Asset Trust, 5.32%, 7/2/96                                              50,000,000
49,992,611
                                                                                                                     --------------
                    Total Short-Term Notes (Cost $624,895,082)
624,895,082

===================================================================================================================================
U.S. Government Obligations--1.7%
-----------------------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Nts., 5%, 1/31/98                                                    50,000,000
49,218,750
                    ---------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Nts., 5.50%, 11/15/98                                                50,000,000
49,234,344
                                                                                                                     --------------
                    Total U.S. Government Obligations (Cost $100,431,526)
 98,453,094

===================================================================================================================================
Non-Convertible Corporate Bonds and Notes--0.2%
-----------------------------------------------------------------------------------------------------------------------------------
                    United International Holdings, Inc.,
                    Zero Coupon Sr. Sec. Disc. Nts., Series B, 14%, 11/15/99(1)
12,000,000         7,920,000
                    ---------------------------------------------------------------------------------------------------------------
                    United International Holdings, Inc.,
                    Zero Coupon Sr. Sec. Disc. Nts., 12.45%, 11/15/99(1)                                3,000,000
       1,980,000
                                                                                                                     --------------
                    Total Non-Convertible Corporate Bonds and Notes (Cost $9,599,488)
        9,900,000

===================================================================================================================================
Convertible Corporate Bonds and Notes--3.2%
-----------------------------------------------------------------------------------------------------------------------------------
                    ADT Operations, Inc., Zero Coupon Cv. Sub. Nts., 6.26%, 7/6/10(1)
15,000,000         8,231,250
                    ---------------------------------------------------------------------------------------------------------------
                    Altera Corp., 5.75% Cv. Sub. Nts., 6/15/02(2)                                       5,250,000
  5,302,500
                    ---------------------------------------------------------------------------------------------------------------
                    ALZA Corp., 5% Cv. Sub. Debs., 5/1/06                                              12,800,000
   12,448,000
                    ---------------------------------------------------------------------------------------------------------------
                    Conner Peripherals, Inc., 6.50% Cv. Debs., 3/1/02                                   6,000,000
    6,270,000
                    ---------------------------------------------------------------------------------------------------------------
                    Continental Airlines, Inc., 6.75% Cv. Sub. Nts., 4/15/06(2)                        15,000,000
      18,000,000
                    ---------------------------------------------------------------------------------------------------------------
                    Corporate Express, Inc., 4.50% Cv. Nts., 7/1/00(2)(3)                              20,000,000
     19,900,000
                    ---------------------------------------------------------------------------------------------------------------
                    Federated Department Stores, Inc., 5% Cv. Sub. Nts., 10/1/03
5,000,000         5,825,000
                    ---------------------------------------------------------------------------------------------------------------
                    First Financial Management Corp., 5% Cv. Debs., 12/15/99
5,000,000         9,451,600
                    ---------------------------------------------------------------------------------------------------------------
                    Healthsource, Inc., 5% Cv. Sub. Nts., 3/1/03(2)                                    20,000,000
  15,850,000
                    ---------------------------------------------------------------------------------------------------------------
                    NovaCare, Inc., 5.50% Cv. Sub. Debs., 1/15/00                                       5,500,000
     4,853,750
                    ---------------------------------------------------------------------------------------------------------------
                    PHP Healthcare Corp., 6.50% Cv. Sub. Debs., 12/15/02(2)
3,000,000         3,933,750
                    ---------------------------------------------------------------------------------------------------------------
                    Physicians Clinical Laboratory, Inc., 7.50% Cv. Sub. Debs., 8/15/00(3)(4)
1,000,000           100,000
                    ---------------------------------------------------------------------------------------------------------------
                    Roche Holdings, Inc., Zero Coupon Cv. Nts., 7%, 4/20/10(1)(2)
48,000,000        20,700,000
                    ---------------------------------------------------------------------------------------------------------------





                    Sports & Recreation, Inc., 4.25% Cv. Sub. Nts., 11/1/00                             7,500,000
      5,381,250


                    6 Oppenheimer Main Street Income & Growth Fund

                                                                                                   Face              Market Value
                                                                                                   Amount            See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Convertible Corporate
Bonds and Notes
(continued)
                    Staples, Inc., 4.50% Cv. Nts., 10/1/00(2)                                      $   13,000,000    $
14,121,250
                    ---------------------------------------------------------------------------------------------------------------
                    Tele-Communications International, Inc., 4.50% Cv. Sub. Debs., 2/15/06
5,400,000         4,644,000
                    ---------------------------------------------------------------------------------------------------------------
                    Theratx, Inc., 8% Cv. Sub. Debs., 2/1/02                                            6,000,000
5,917,500
                    ---------------------------------------------------------------------------------------------------------------
                    Time Warner, Inc., Zero Coupon Cv. Sr. Sub. Nts., 5.08%, 6/22/13(1)
20,000,000         8,225,000
                    ---------------------------------------------------------------------------------------------------------------
                    U.S. Cellular Corp., Zero Coupon Cv. Liquid Yield Option Nts., 5.98%, 6/15/15(1)
16,250,000         5,443,750
                    ---------------------------------------------------------------------------------------------------------------
                    WorldCom, Inc., 5% Cv. Sub. Nts., 8/15/03                                           4,000,000
   5,770,000
                                                                                                                     --------------
                    Total Convertible Corporate Bonds and Notes (Cost $170,144,816)
     180,368,600

                                                                                                   Shares
===================================================================================================================================
Common Stocks--75.7%
-----------------------------------------------------------------------------------------------------------------------------------
Basic Materials--3.6%
-----------------------------------------------------------------------------------------------------------------------------------
Chemicals--3.1%
                    IMC Global, Inc.                                                                    1,425,000
53,615,625
                    ---------------------------------------------------------------------------------------------------------------
                    Monsanto Co.                                                                        3,854,000
125,255,000
                                                                                                                     --------------
                                                                                                                        178,870,625

-----------------------------------------------------------------------------------------------------------------------------------
Gold--0.5%
                    Newmont Mining Corp.                                                                  600,000
29,625,000
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--18.0%
-----------------------------------------------------------------------------------------------------------------------------------
Autos & Housing--1.2%
                    ITI Technologies, Inc.(5)                                                             250,000
8,250,000
                    ---------------------------------------------------------------------------------------------------------------
                    Oakwood Homes Corp.                                                                   607,800
12,535,875
                    ---------------------------------------------------------------------------------------------------------------
                    Toyota Motor Corp.                                                                  1,900,000
47,464,709
                                                                                                                     --------------
                                                                                                                         68,250,584

-----------------------------------------------------------------------------------------------------------------------------------
Leisure & Entertainment--8.6%
                    Atlantic Southeast Airlines, Inc.                                                     640,000
18,080,000
                    ---------------------------------------------------------------------------------------------------------------
                    Continental Airlines, Inc., Cl. B(5)                                                  430,000
26,552,500
                    ---------------------------------------------------------------------------------------------------------------
                    Disney (Walt) Co.                                                                   1,875,000
117,890,625
                    ---------------------------------------------------------------------------------------------------------------
                    Eastman Kodak Co.                                                                     750,000
58,312,500
                    ---------------------------------------------------------------------------------------------------------------
                    Gaylord Entertainment Co., Cl. A                                                    1,603,035
45,285,739
                    ---------------------------------------------------------------------------------------------------------------
                    Harrah's Entertainment, Inc.                                                        1,300,000
36,725,000
                    ---------------------------------------------------------------------------------------------------------------
                    ITT Corp. (New)(5)                                                                  1,220,000
80,825,000
                    ---------------------------------------------------------------------------------------------------------------
                    McDonald's Corp.                                                                    2,242,300
104,827,525
                    ---------------------------------------------------------------------------------------------------------------
                    Primadonna Resorts, Inc.(5)                                                            70,000
1,610,000
                                                                                                                     --------------
                                                                                                                        490,108,889

-----------------------------------------------------------------------------------------------------------------------------------
Media--2.8%
                    Cox Communications, Inc., Cl. A(5)                                                    600,000
12,975,000
                    ---------------------------------------------------------------------------------------------------------------
                    Evergreen Media Corp., Cl. A(5)                                                       550,000
23,512,500
                    ---------------------------------------------------------------------------------------------------------------
                    Infinity Broadcasting Corp., Cl. A(5)                                               1,150,000
34,500,000
                    ---------------------------------------------------------------------------------------------------------------
                    Omnicom Group, Inc.                                                                 1,227,900
57,097,350
                    ---------------------------------------------------------------------------------------------------------------
                    Viacom, Inc., Cl. B(5)                                                                750,000
29,156,250
                                                                                                                     --------------
                                                                                                                        157,241,100

-----------------------------------------------------------------------------------------------------------------------------------
Retail: General--1.9%
                    Dillard Department Stores, Inc., Cl. A                                                600,000
21,900,000
                    ---------------------------------------------------------------------------------------------------------------
                    Eckerd Corp.(5)                                                                     1,200,000
27,150,000
                    ---------------------------------------------------------------------------------------------------------------
                    Kohl's Corp.(5)                                                                       463,000
16,957,375
                    ---------------------------------------------------------------------------------------------------------------
                    May Department Stores Co.                                                             529,400
23,161,250
                    ---------------------------------------------------------------------------------------------------------------
                    Nordstrom, Inc.                                                                       415,000
18,467,500
                                                                                                                     --------------
                                                                                                                        107,636,125


                    7 Oppenheimer Main Street Income & Growth Fund

                    Statement of Investments   (Continued)
                                                                                                                     Market Value
                                                                                                   Shares            See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Retail: Specialty--3.5%
                    Alco Standard Corp.                                                                   700,000    $
31,675,000
                    ---------------------------------------------------------------------------------------------------------------
                    Circuit City Stores, Inc.                                                           1,742,000
62,929,750
                    ---------------------------------------------------------------------------------------------------------------
                    Nine West Group, Inc.(5)                                                              525,000
26,840,625
                    ---------------------------------------------------------------------------------------------------------------
                    Office Depot, Inc.(5)                                                               1,500,000
30,562,500
                    ---------------------------------------------------------------------------------------------------------------
                    Talbots, Inc. (The)                                                                   702,200
22,733,725
                    ---------------------------------------------------------------------------------------------------------------
                    The Sports Authority, Inc.(5)                                                         750,000
24,562,500
                                                                                                                     --------------
                                                                                                                        199,304,100

-----------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--16.9%





-----------------------------------------------------------------------------------------------------------------------------------
Beverages--0.2%
                    Anheuser-Busch Cos., Inc.                                                             112,500
8,437,500
                    ---------------------------------------------------------------------------------------------------------------
                    LVMH Moet Hennessy Louis Vuitton                                                       20,900
4,956,966
                                                                                                                     --------------
                                                                                                                         13,394,466

-----------------------------------------------------------------------------------------------------------------------------------
Food--1.7%
                    Campbell Soup Co.                                                                     860,000
60,630,000
                    ---------------------------------------------------------------------------------------------------------------
                    Ralston-Ralston Purina Group                                                          547,700
35,121,262
                                                                                                                     --------------
                                                                                                                         95,751,262

-----------------------------------------------------------------------------------------------------------------------------------
Healthcare/Drugs--7.1%
                    American Home Products Corp.                                                        1,100,000
66,137,500
                    ---------------------------------------------------------------------------------------------------------------
                    Amgen, Inc.(5)                                                                        900,000
48,600,000
                    ---------------------------------------------------------------------------------------------------------------
                    Astra AB Free, Series A                                                             1,000,000
44,156,604
                    ---------------------------------------------------------------------------------------------------------------
                    Merck & Co., Inc.                                                                   1,750,000
113,093,750
                    ---------------------------------------------------------------------------------------------------------------
                    Schering-Plough Corp.                                                               1,372,400
86,118,100
                    ---------------------------------------------------------------------------------------------------------------
                    Warner-Lambert Co.                                                                    800,000
44,000,000
                                                                                                                     --------------
                                                                                                                        402,105,954

-----------------------------------------------------------------------------------------------------------------------------------
Healthcare/Supplies &
Services--5.2%
                    Baxter International, Inc.                                                          1,426,000
67,378,500
                    ---------------------------------------------------------------------------------------------------------------
                    Boston Scientific Corp.(5)                                                          1,330,050
59,852,250
                    ---------------------------------------------------------------------------------------------------------------
                    Guidant Corp.                                                                         500,000
24,625,000
                    ---------------------------------------------------------------------------------------------------------------
                    HEALTHSOUTH Corp.(5)                                                                  850,000
30,600,000
                    ---------------------------------------------------------------------------------------------------------------
                    Manor Care, Inc.                                                                      339,000
13,348,125
                    ---------------------------------------------------------------------------------------------------------------
                    St. Jude Medical, Inc.(5)                                                             600,000
20,100,000
                    ---------------------------------------------------------------------------------------------------------------
                    Tenet Healthcare Corp.(5)                                                           1,500,000
32,062,500
                    ---------------------------------------------------------------------------------------------------------------
                    United Healthcare Corp.                                                               973,100
49,141,550
                                                                                                                     --------------
                                                                                                                        297,107,925

-----------------------------------------------------------------------------------------------------------------------------------
Household Goods--0.9%
                    Colgate-Palmolive Co.                                                                 431,900
36,603,525
                    ---------------------------------------------------------------------------------------------------------------
                    Kao Corp.                                                                           1,225,000
16,529,680
                                                                                                                     --------------
                                                                                                                         53,133,205

-----------------------------------------------------------------------------------------------------------------------------------
Tobacco--1.8%
                    Philip Morris Cos., Inc.                                                              975,000
101,400,000
-----------------------------------------------------------------------------------------------------------------------------------
Energy--4.8%
-----------------------------------------------------------------------------------------------------------------------------------
Energy Services &
Producers--2.2%
                    Apache Corp.                                                                          750,000
24,656,250
                    ---------------------------------------------------------------------------------------------------------------
                    BJ Services Co.                                                                       600,000
21,075,000
                    ---------------------------------------------------------------------------------------------------------------
                    Schlumberger Ltd.                                                                     450,000
37,912,500
                    ---------------------------------------------------------------------------------------------------------------
                    Tidewater, Inc.                                                                       600,000
26,325,000
                    ---------------------------------------------------------------------------------------------------------------
                    Weatherford Enterra, Inc.(5)                                                          600,000
18,000,000
                                                                                                                     --------------
                                                                                                                        127,968,750


                    8 Oppenheimer Main Street Income & Growth Fund

                                                                                                                     Market Value
                                                                                                   Shares            See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Oil-Integrated--2.6%
                    Ashland, Inc.                                                                         475,000    $
18,821,875
                    ---------------------------------------------------------------------------------------------------------------
                    Atlantic Richfield Co.                                                                325,000
38,512,500
                    ---------------------------------------------------------------------------------------------------------------
                    Royal Dutch Petroleum Co.                                                             185,000
28,443,750
                    ---------------------------------------------------------------------------------------------------------------
                    Texaco, Inc.                                                                          375,000
31,453,125
                    ---------------------------------------------------------------------------------------------------------------
                    Unocal Corp.                                                                          825,000
27,843,750
                                                                                                                     --------------
                                                                                                                        145,075,000

-----------------------------------------------------------------------------------------------------------------------------------
Financial--8.9%
-----------------------------------------------------------------------------------------------------------------------------------
Banks--2.1%
                    Coast Savings Financial, Inc.(5)                                                      325,000
10,643,750
                    ---------------------------------------------------------------------------------------------------------------
                    Commercial Federal Corp.                                                              400,000
15,300,000
                    ---------------------------------------------------------------------------------------------------------------
                    First Bank System, Inc.                                                               500,000
29,000,000
                    ---------------------------------------------------------------------------------------------------------------
                    Summit Bancorp                                                                        645,000
22,655,625
                    ---------------------------------------------------------------------------------------------------------------
                    Wells Fargo & Co.                                                                     183,333
43,793,670
                                                                                                                     --------------
                                                                                                                        121,393,045

-----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial--5.6%
                    American Express Co.                                                                2,122,900
94,734,412
                    ---------------------------------------------------------------------------------------------------------------
                    Associates First Capital Corp., Cl. A(5)                                              751,500
28,275,188
                    ---------------------------------------------------------------------------------------------------------------
                    Dean Witter, Discover & Co.                                                           898,100
51,416,225
                    ---------------------------------------------------------------------------------------------------------------
                    Nomura Securities Co. Ltd.                                                          1,700,000
33,168,769
                    ---------------------------------------------------------------------------------------------------------------
                    PMI Group, Inc. (The)                                                                 175,000
7,437,500
                    ---------------------------------------------------------------------------------------------------------------
                    Travelers Group, Inc.                                                               2,277,200
103,897,250
                                                                                                                     --------------
                                                                                                                        318,929,344





-----------------------------------------------------------------------------------------------------------------------------------
Insurance--1.2%
                    Allstate Corp.                                                                        500,000
22,812,500
                    ---------------------------------------------------------------------------------------------------------------
                    Amerin Corp.(5)                                                                       385,000
10,298,750
                    ---------------------------------------------------------------------------------------------------------------
                    Everest Reinsurance Holdings, Inc.                                                  1,000,000
25,875,000
                    ---------------------------------------------------------------------------------------------------------------
                    MGIC Investment Corp.                                                                 130,300
7,313,088
                                                                                                                     --------------
                                                                                                                         66,299,338

-----------------------------------------------------------------------------------------------------------------------------------
Industrial--5.0%
-----------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment--1.8%
                    General Electric Co.                                                                  225,000
19,462,500
                    ---------------------------------------------------------------------------------------------------------------
                    Honeywell, Inc.                                                                       901,900
49,153,550
                    ---------------------------------------------------------------------------------------------------------------
                    Raychem Corp.                                                                         450,000
32,343,750
                                                                                                                     --------------
                                                                                                                        100,959,800

-----------------------------------------------------------------------------------------------------------------------------------
Industrial Materials--0.5%
                    Avery-Dennison Corp.                                                                  482,000
26,449,750
-----------------------------------------------------------------------------------------------------------------------------------
Industrial Services--0.5%
                    Millipore Corp.                                                                       700,000
29,312,500
-----------------------------------------------------------------------------------------------------------------------------------
Manufacturing--1.5%
                    American Standard Cos., Inc.(5)                                                     1,000,000
33,000,000
                    ---------------------------------------------------------------------------------------------------------------
                    Mitsubishi Heavy Industries Ltd.                                                    4,200,000
36,492,939
                    ---------------------------------------------------------------------------------------------------------------
                    Olin Corp.                                                                            150,100
13,396,425
                                                                                                                     --------------
                                                                                                                         82,889,364

-----------------------------------------------------------------------------------------------------------------------------------
Transportation--0.7%
                    Conrail, Inc.                                                                         638,000
42,347,250
-----------------------------------------------------------------------------------------------------------------------------------
Technology--17.7%
-----------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--1.0%
                    Boeing Co.                                                                            300,000
26,137,500
                    ---------------------------------------------------------------------------------------------------------------
                    Rockwell International Corp.                                                          500,000
28,625,000
                                                                                                                     --------------
                                                                                                                         54,762,500


                    9 Oppenheimer Main Street Income & Growth Fund

Statement of Investments   (Continued)
                                                                                                                     Market Value
                                                                                                   Shares            See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Computer Hardware--2.1%
                    Adaptec, Inc.(5)                                                                      445,000    $
21,081,875
                    ---------------------------------------------------------------------------------------------------------------
                    Compaq Computer Corp.(5)                                                              300,000
14,775,000
                    ---------------------------------------------------------------------------------------------------------------
                    International Business Machines Corp.                                                 350,000
34,650,000
                    ---------------------------------------------------------------------------------------------------------------
                    QUALCOMM, Inc.                                                                        300,000
15,937,500
                    ---------------------------------------------------------------------------------------------------------------
                    Seagate Technology, Inc.(5)                                                           762,300
34,303,500
                                                                                                                     --------------
                                                                                                                        120,747,875

-----------------------------------------------------------------------------------------------------------------------------------
Computer Software--5.8%
                    Adobe Systems, Inc.                                                                   600,000
21,525,000
                    ---------------------------------------------------------------------------------------------------------------
                    BMC Software, Inc.(5)                                                                 675,000
40,331,250
                    ---------------------------------------------------------------------------------------------------------------
                    Computer Associates International, Inc.                                               200,000
14,250,000
                    ---------------------------------------------------------------------------------------------------------------
                    Electronic Data Systems Corp.                                                         800,000
43,000,000
                    ---------------------------------------------------------------------------------------------------------------
                    First Data Corp.                                                                      776,800
61,852,700
                    ---------------------------------------------------------------------------------------------------------------
                    Informix Corp.(5)                                                                   1,070,000
24,075,000
                    ---------------------------------------------------------------------------------------------------------------
                    Nintendo Co. Ltd.                                                                   1,115,000
82,952,920
                    ---------------------------------------------------------------------------------------------------------------
                    PLATINUM Technology, Inc.(5)                                                        1,000,000
15,125,000
                    ---------------------------------------------------------------------------------------------------------------
                    Sungard Data Systems, Inc.(5)                                                         600,000
24,075,000
                                                                                                                     --------------
                                                                                                                        327,186,870

-----------------------------------------------------------------------------------------------------------------------------------
Electronics--4.1%
                    General Instrument Corp.(5)                                                           600,000
17,325,000
                    ---------------------------------------------------------------------------------------------------------------
                    General Motors Corp., Cl. H                                                           775,000
46,596,875
                    ---------------------------------------------------------------------------------------------------------------
                    Hewlett-Packard Co.                                                                   740,000
73,722,500
                    ---------------------------------------------------------------------------------------------------------------
                    Intel Corp.                                                                           800,000
58,750,000
                    ---------------------------------------------------------------------------------------------------------------
                    Loral Space & Communications Ltd.(5)                                                  500,000
6,812,500
                    ---------------------------------------------------------------------------------------------------------------
                    Thermo Electron Corp.                                                                 637,500
26,535,938
                    ---------------------------------------------------------------------------------------------------------------
                    VeriFone, Inc.(5)                                                                     135,500
5,724,875
                                                                                                                     --------------
                                                                                                                        235,467,688

-----------------------------------------------------------------------------------------------------------------------------------
Telecommunications-
Technology--4.7%
                    ADC Telecommunications, Inc.(5)                                                       575,000
25,875,000
                    ---------------------------------------------------------------------------------------------------------------
                    Cisco Systems, Inc.(5)                                                              1,000,000
56,625,000
                    ---------------------------------------------------------------------------------------------------------------
                    LCI International, Inc.(5)                                                            513,500
16,111,063
                    ---------------------------------------------------------------------------------------------------------------
                    Millicom International Cellular SA(5)                                                 750,000
35,718,750
                    ---------------------------------------------------------------------------------------------------------------
                    Millicom, Inc.(5)                                                                      75,000                --
                    ---------------------------------------------------------------------------------------------------------------
                    Newbridge Networks Corp.(5)                                                           425,000
27,837,500
                    ---------------------------------------------------------------------------------------------------------------
                    Tellabs, Inc.(5)                                                                      350,000
23,406,250
                    ---------------------------------------------------------------------------------------------------------------
                    WorldCom, Inc.(5)                                                                   1,500,000
83,062,500





                                                                                                                     --------------
                                                                                                                        268,636,063

-----------------------------------------------------------------------------------------------------------------------------------
Utilities--0.8%
-----------------------------------------------------------------------------------------------------------------------------------
Gas Utilities--0.8%
                    Sonat, Inc.                                                                           950,000
42,750,000
                                                                                                                     --------------
                    Total Common Stocks (Cost $3,717,127,694)
4,305,104,372


                    10 Oppenheimer Main Street Income & Growth Fund

                                                                                                                     Market Value
                                                                                                   Shares            See Note 1
===================================================================================================================================
Preferred Stocks--2.4%
                    AK Steel Holding Corp., 7% Cv. Stock Appreciation Income Linked Securities
325,000    $   11,943,750
                    ---------------------------------------------------------------------------------------------------------------
                    Cablevision Systems Corp., 8.50% Cum. Cv., Series I                                   439,000
     11,414,000
                    ---------------------------------------------------------------------------------------------------------------
                    Delta Air Lines, Inc., $3.50 Cv. Depositary Shares, Series C                          425,000
     26,775,000
                    ---------------------------------------------------------------------------------------------------------------
                    Freeport-McMoRan Copper & Gold, Inc., Depositary Shares
                    each representing 0.05 Shares of Step-Up Cv. Preferred Stock                          919,000
      25,042,750
                    ---------------------------------------------------------------------------------------------------------------
                    Globalstar Telecommunications Ltd.,
                    6.50% Cv. Preferred Equivalent Obligations due 3/1/06(2)(3)                           360,000
      15,120,000
                    ---------------------------------------------------------------------------------------------------------------
                    LCI International, Inc., 5% Cum. Cv. Exchangeable Preferred Stock
250,000        20,625,000
                    ---------------------------------------------------------------------------------------------------------------
                    SFX Broadcasting, Inc., 6.50% Cv. Preferred(2)                                        105,000
   5,486,250
                    ---------------------------------------------------------------------------------------------------------------
                    SunAmerica, Inc., $3.10 Depositary Shares (each representing one-fiftieth of a share of series E Mandatory
                    Conversion Premium Dividend Preferred Stock)                                          199,500
  14,912,625
                    ---------------------------------------------------------------------------------------------------------------
                    WHX Corp., $3.75 Cv., Series B                                                        175,000
7,415,625
                                                                                                                     --------------
                    Total Preferred Stocks (Cost $117,715,644)
138,735,000

===================================================================================================================================
Other Securities--3.2%
                    Atlantic Richfield Co., 9% Exchangeable Notes for
                    Common Stock of Lyondell Petrochemical Co., 9/15/97                                   425,000
      10,359,375
                    ---------------------------------------------------------------------------------------------------------------
                    Compania de Inversiones en Telecomunicaciones SA,
                    Provisionally Redeemable Income Debt Exchangeable for Stock, 7%, 3/3/98(2)
225,000        13,190,625
                    ---------------------------------------------------------------------------------------------------------------
                    Continental Airlines Finance Trust,
                    8.50% Cv. Trust Originated Preferred Securities(2)                                    400,000
 29,400,000
                    ---------------------------------------------------------------------------------------------------------------
                    Cooper Industries, Inc., Debt Exchangeable for Commmon Stock,
                    6% Exchangeable Nts., 1/1/99                                                          845,000
14,153,750
                    ---------------------------------------------------------------------------------------------------------------
                    Elsag Bailey Financing Trust, 5.50% Cv. Trust Originated Preferred Securities(2)
224,500        11,112,750
                    ---------------------------------------------------------------------------------------------------------------
                    James River Corp. of Virginia, Depositary Shares each
                    representing a one-hundredth interest in a share of Series P,
                    9% Cum. Cv. Preferred Stock, Dividend Enhanced Convertible Stock
500,000        12,625,000
                    ---------------------------------------------------------------------------------------------------------------
                    Merrill Lynch & Co., 7.25% Structured Yield Product Exchangeable for Stock
321,000        18,176,625
                    ---------------------------------------------------------------------------------------------------------------
                    Merrill Lynch & Co., Inc., 6% Cv. Preferred,
                    Structured Yield Product Exchangeable for
                    Cox Communications, Inc., Common Stock                                                235,000
   5,199,375
                    ---------------------------------------------------------------------------------------------------------------
                    Merrill Lynch & Co., Inc., 6.50% Cv. Structured Yield
                    Enhanced Product Exchangeable for Stock due 8/15/98                                   200,000
     10,800,000
                    ---------------------------------------------------------------------------------------------------------------
                    MFS Communications Co., Inc., 8% Depositary Cv
                    Shares Representing 1 Share of Dividend Enhanced Convertible Stock
515,000        32,702,500
                    ---------------------------------------------------------------------------------------------------------------
                    Westinghouse Electric Corp., Participating Equity
                    Preferred Shares, $1.30 Cv., Series C(2)                                            1,300,000
22,912,500
                                                                                                                     --------------
                    Total Other Securities (Cost $148,630,464)
180,632,500


                    11 Oppenheimer Main Street Income & Growth Fund

                    Statement of Investments   (Continued)
                                                                                                                     Market Value
                                                                                                   Units             See Note 1
===================================================================================================================================
Rights, Warrants and Certificates--0.0%
-----------------------------------------------------------------------------------------------------------------------------------
                    American Satellite Network, Inc. Wts., Exp. 6/99 (Cost $0)                             18,750
 $          --

                                                                                                   Face
                                                                                                   Amount
===================================================================================================================================
Repurchase Agreements--1.8%
-----------------------------------------------------------------------------------------------------------------------------------
                    Repurchase agreement with Canadian Imperial Bank of Commerce,
                    5.45%, dated 6/28/96, to be repurchased at $103,146,825 on 7/1/96, collateralized by U.S. Treasury Bonds, 9.125%--11.25%, 2/15/15--5/11/18,
                    with a value of $36,444,598, and U.S. Treasury Nts., 5.25%--8.50%,
                    1/11/97--11/15/04, with a value of $68,875,428 (Cost $103,100,000)             $
103,100,000       103,100,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $4,991,644,714)                                                            99.2%
5,641,188,648
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                               0.8
48,066,047
                                                                                                   --------------    --------------
Net Assets                                                                                                  100.0%
$5,689,254,695
                                                                                                   ==============
==============

1. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

2. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $195,029,625 or 3.43% of the Fund's net assets, at June 30, 1996.

3. Identifies issues considered to be illiquid--See Note 7 of Notes to Financial
Statements.

4. Non-income producing--issuer is in default of interest payment.

5. Non-income producing security.

Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the Investment Company
Act of 1940, at or during the period ended June 30, 1996. There were no affiliate securities held as of June 30, 1996. Transactions during the period in which the issuer was an affiliate are as follows:

                                    Balance June 30, 1995   Gross Additions           Gross Reductions
Balance June 30, 1996
                                    ---------------------   ---------------------     ---------------------   ---------------------
                                    Shares    Cost          Shares    Cost            Shares    Cost          Shares
Cost
-----------------------------------------------------------------------------------------------------------------------------------
Duckwall-ALCO Stores, Inc.          300,000   $ 2,710,938      --     $        --     300,000   $ 2,710,938
   --     $        --
-----------------------------------------------------------------------------------------------------------------------------------
Globalstar Telecommunications Ltd.  500,000     9,968,750      --              --     500,000     9,968,750
   --              --
                                              -----------             -----------               -----------             -----------
                                              $12,679,688             $        --               $12,679,688             $
--
                                              ===========             ===========
===========             ===========



                    See accompanying Notes to Financial Statements.


                    12 Oppenheimer Main Street Income & Growth Fund

                    Statement of Assets and Liabilities   June 30, 1996
===================================================================================================================================
Assets              Investments, at value (cost $4,991,644,714)--see accompanying statement
     $5,641,188,648
                    ---------------------------------------------------------------------------------------------------------------
                    Cash                                                                                                  1,015,309
                    ---------------------------------------------------------------------------------------------------------------
                    Unrealized appreciation on forward foreign currency exchange contracts--Note 5
          3,192,586
                    ---------------------------------------------------------------------------------------------------------------
                    Receivables:
                    Investments sold                                                                                     64,516,681
                    Shares of capital stock sold
30,987,536
                    Interest and dividends
8,079,968
                    ---------------------------------------------------------------------------------------------------------------
                    Other                                                                                                    45,146
                                                                                                                     --------------
                    Total assets                                                                                      5,749,025,874
                                                                                                                     --------------

===================================================================================================================================
Liabilities         Payables and other liabilities:
                    Investments purchased
44,588,991
                    Shares of capital stock redeemed
9,895,130
                    Distribution and service plan fees
3,288,407
                    Transfer and shareholder servicing agent fees
438,638
                    Shareholder reports                                                                                     221,356
                    Dividends                                                                                                76,258
                    Directors' fees                                                                                           3,365
                    Other                                                                                                 1,259,034
                                                                                                                     --------------
                    Total liabilities                                                                                    59,771,179
                                                                                                                     --------------
Net Assets                                                                                                           $5,689,254,695

==============

===================================================================================================================================
Composition of      Par value of shares of capital stock                                                             $
1,973,000
Net Assets
---------------------------------------------------------------------------------------------------------------
                    Additional paid-in capital
4,668,562,298
                    ---------------------------------------------------------------------------------------------------------------
                    Undistributed net investment income
1,372,571
                    ---------------------------------------------------------------------------------------------------------------
                    Accumulated net realized gain on investments and foreign currency transactions
       364,610,273
                    ---------------------------------------------------------------------------------------------------------------
                    Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies
652,736,553
                                                                                                                     --------------
                    Net assets                                                                                       $5,689,254,695

==============

===================================================================================================================================
Net Asset Value     Class A Shares:
Per Share           Net asset value and redemption price per share (based on net assets of $3,147,462,876 and 108,930,060 shares of capital stock outstanding)
 $        28.89
                    Maximum offering price per share (net asset value plus sales
                    charge of 5.75% of offering price)                                                               $
30.65
                    ---------------------------------------------------------------------------------------------------------------
                    Class B Shares:
                    Net asset value, redemption price and offering price per share (based on net assets of $1,800,428,587 and 62,581,931 shares of capital stock outstanding)
   $        28.77
                    ---------------------------------------------------------------------------------------------------------------
                    Class C Shares:
                    Net asset value, redemption price and offering price per share (based on net assets of $741,363,232 and 25,788,010 shares of capital stock outstanding)
  $        28.75

                    See accompanying Notes to Financial Statements


                    13  Oppenheimer Main Street Income & Growth Fund

                    Statement of Operations   For the Year Ended June 30, 1996
===================================================================================================================================
Investment Income   Dividends (net of withholding taxes of $547,215)
   $ 57,282,711
                    ---------------------------------------------------------------------------------------------------------------
                    Interest                                                                                             50,532,908
                                                                                                                       ------------
                    Total income                                                                                        107,815,619

===================================================================================================================================
Expenses            Distribution and service plan fees--Note 4:
                    Class A                                                                                               6,090,603
                    Class B                                                                                              11,543,736
                    Class C                                                                                               5,863,969
                    ---------------------------------------------------------------------------------------------------------------
                    Management fees--Note 4
19,932,096
                    ---------------------------------------------------------------------------------------------------------------
                    Transfer and shareholder servicing agent fees--Note 4
8,422,999
                    ---------------------------------------------------------------------------------------------------------------
                    Shareholder reports                                                                                   1,640,660
                    ---------------------------------------------------------------------------------------------------------------
                    Registration and filing fees:
                    Class A                                                                                                 616,042
                    Class B                                                                                                 374,111
                    Class C                                                                                                  89,426
                    ---------------------------------------------------------------------------------------------------------------
                    Custodian fees and expenses
152,300
                    ---------------------------------------------------------------------------------------------------------------
                    Legal and auditing fees                                                                                  78,251
                    ---------------------------------------------------------------------------------------------------------------
                    Directors' fees and expenses--Note 1
57,304
                    ---------------------------------------------------------------------------------------------------------------
                    Insurance expenses                                                                                       48,598
                    ---------------------------------------------------------------------------------------------------------------
                    Other                                                                                                   578,835





                                                                                                                       ------------
                    Total expenses                                                                                       55,488,930

===================================================================================================================================
Net Investment Income
52,326,689
                                                                                                                       ------------
===================================================================================================================================
Realized and        Net realized gain (loss) on investments:
Unrealized          Unaffiliated companies (including premiums on options exercised)
       383,597,624
Gain (Loss)         Affiliated companies
(2,265,938)
                    Foreign currency transactions
2,544,567
                    Closing and expiration of options written--Note 6
356,939
                                                                                                                       ------------
                    Net realized gain                                                                                   384,233,192
                    ---------------------------------------------------------------------------------------------------------------
                    Net change in unrealized appreciation or depreciation on:
                    Investments                                                                                         365,193,559
                    Translation of assets and liabilities denominated in foreign currencies
(12,824,005)
                                                                                                                       ------------
                    Net change                                                                                          352,369,554
                                                                                                                       ------------
                    Net realized and unrealized gain
736,602,746
                                                                                                                       ------------
===================================================================================================================================
Net Increase in Net Assets Resulting From Operations
$788,929,435

============


                    See accompanying Notes to Financial Statements.

                    14 Oppenheimer Main Street Income & Growth Fund

                    Statements of Changes in Net Assets
                                                                                                   Year Ended June 30,
                                                                                                   1996              1995
===================================================================================================================================
Operations          Net investment income                                                          $   52,326,689    $
37,933,945
                    ---------------------------------------------------------------------------------------------------------------
                    Net realized gain                                                                 384,233,192
13,180,181
                    ---------------------------------------------------------------------------------------------------------------
                    Net change in unrealized appreciation or depreciation                             352,369,554
  329,165,454
                                                                                                   --------------    --------------
                    Net increase in net assets resulting from operations                              788,929,435
380,279,580

===================================================================================================================================
Dividends and       Dividends from net investment income:
Distributions to    Class A                                                                           (40,531,298)
(29,280,412)
Shareholders        Class B                                                                           (11,334,670)
(3,312,668)
                    Class C                                                                            (5,305,754)
(4,868,193)
                    ---------------------------------------------------------------------------------------------------------------
                    Distributions from net realized gain:
                    Class A                                                                            (7,115,385)
(140,642)
                    Class B                                                                            (3,165,821)
(10,803)
                    Class C                                                                            (1,650,409)
(35,755)

===================================================================================================================================
Capital  Stock  Net  increase  in  net  assets   resulting  from  capital  stock
Transactions transactions--Note 2:
                    Class A                                                                           790,272,185
947,214,116
                    Class B                                                                           986,624,829
580,665,761
                    Class C                                                                           178,504,196
233,648,051

===================================================================================================================================
Net Assets          Total increase                                                                  2,675,227,308
2,104,159,035
                    ---------------------------------------------------------------------------------------------------------------
                    Beginning of period                                                             3,014,027,387
909,868,352
                                                                                                   --------------    --------------
                    End of period (including undistributed net investment
                    income of $1,372,571 and $1,145,174, respectively)                             $5,689,254,695
  $3,014,027,387
                                                                                                   ==============
==============



                    See accompanying Notes to Financial Statements


                    15  Oppenheimer Main Street Income & Growth Fund

                    Financial Highlights

                                               Class A
                                               ----------------------------------------------------------------------
                                               Year Ended June 30,
                                               1996           1995           1994           1993           1992
==========================================================================================================================
Per Share Operating Data:
Net asset value, beginning of period           $    24.07     $    20.40     $    19.88     $    15.46     $
13.22
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .40            .47            .37            .16            .25
Net realized and unrealized gain (loss)              4.93           3.66           2.50           6.65           4.72
                                               ----------     ----------     ----------     ----------     ----------
Total income (loss) from investment
operations                                           5.33           4.13           2.87           6.81           4.97
--------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                 (.43)          (.46)          (.36)          (.19)          (.22)
Distributions from net realized gain                 (.08)            --(3)          --          (2.20)         (2.51)
Distributions in excess of gains                       --             --          (1.99)            --             --
                                               ----------     ----------     ----------     ----------     ----------
Total dividends and distributions
to shareholders                                      (.51)          (.46)         (2.35)         (2.39)         (2.73)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $    28.89     $    24.07     $    20.40     $    19.88     $
15.46
                                               ==========     ==========
==========     ==========     ==========

==========================================================================================================================
Total Return, at Net Asset Value(4)                 22.26%         20.52%         14.34%         46.38%
39.48%

==========================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                                 $3,147,463     $1,923,951     $  739,552     $   58,230     $
26,926
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $2,515,880     $1,319,271     $  270,417     $   38,974     $
23,018
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                1.55%          2.31%          2.46%          1.02%
1.63%
Expenses                                             0.99%          1.07%          1.28%          1.46%          1.66%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                           92.6%         101.3%         199.4%         283.0%
290.1%
Average brokerage commission rate(7)           $   0.0571             --             --             --             --







                                               Class B                                         Class C
                                               -------------------------------------------     -------------------------
                                               Year Ended June 30,                             Year Ended June 30,
                                               1996           1995(2)           1996           1995           1994(1)
========================================================================================================================
Per Share Operating Data:
Net asset value, beginning of period           $    24.00     $    21.49        $    23.97     $    20.33     $20.76
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .23            .25               .21            .33            .13
Net realized and unrealized gain (loss)              4.87           2.54              4.88           3.62          (.42)
                                               ----------     ----------        ----------     ----------     ----------
Total income (loss) from investment
operations                                           5.10           2.79              5.09           3.95           (.29)
------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                 (.25)          (.28)             (.23)          (.31)         (.14)
Distributions from net realized gain                 (.08)            --(3)           (.08)            --(3)          --
Distributions in excess of gains                       --             --                --             --             --
                                               ----------     ----------        ----------     ----------     ----------
Total dividends and distributions
to shareholders                                      (.33)          (.28)             (.31)          (.31)          (.14)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $    28.77     $    24.00        $    28.75     $    23.97     $ 20.33
                                               ==========     ==========       ==========     ==========     ==========

========================================================================================================================
Total Return, at Net Asset Value(4)                 21.34%         13.15%            21.35%         19.63%        (0.97)%

========================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                                 $1,800,429     $  628,499        $  741,363     $  461,578     $170,316
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $1,155,253     $  248,775        $  588,109     $  325,025    $   71,924
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                0.74%          1.25%(5)          0.80%          1.57%    1.86%(5)
Expenses                                             1.76%          1.89%(5)          1.74%          1.82%    2.11%(5)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                           92.6%         101.3%             92.6%         101.3%    199.4%
Average brokerage commission rate(7)           $   0.0571             --        $   0.0571             --     --




1. For the period from December 1, 1993 (inception of offering) to June 30,
1994.

2. For the period from October 1, 1994 (inception of offering) to June 30, 1995.

3. Less than $0.005 per share.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1996 were $5,027,520,491 and $3,462,781,241, respectively.

7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.



See accompanying Notes to Financial Statements.





                    16 Oppenheimer Main Street Income & Growth Fund

Notes to Financial Statements

================================================================================
1. Significant
Accounting Policies

Oppenheimer Main Street Income & Growth Fund (the Fund) is a separate series of Oppenheimer Main Street Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek high total return (which includes current income and capital appreciation in the value of its shares) from equity and debt securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.


--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid or asked price closest to the last reported sale price is used.

--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.



17  Oppenheimer Main Street Income & Growth Fund

================================================================================
1. Significant
Accounting Policies
(continued)

Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

     During the year ended June 30, 1996, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended June 30, 1996, amounts have been reclassified to reflect an increase in undistributed net investment income of $5,072,430 and a decrease in accumulated net realized gain on investments of $5,072,430.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


================================================================================
2. Capital Stock

The Fund has authorized 350,000,000 shares of $.01 par value capital stock (200,000,000 for Class A, 100,000,000 for Class B, and 50,000,000 for Class C).
Transactions in shares of capital stock were as follows:

                                                     Year Ended June 30, 1996                  Year Ended June 30,
1995(1)
                                                     ------------------------------------      ------------------------------------
                                                     Shares               Amount               Shares               Amount
-----------------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                                      45,286,889      $ 1,228,619,819           55,373,867      $1,208,049,807
Dividends and distributions reinvested                     1,659,231           45,287,552            1,265,292          27,814,867
Redeemed                                                 (17,949,894)        (483,635,186)         (12,955,862)      (288,650,558)
                                                     ---------------      ---------------      ---------------      ---------------
Net increase                                              28,996,226      $   790,272,185           43,683,297      $947,214,116
                                                     ===============     ===============      ===============     ===============

-----------------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                                      40,869,800      $ 1,108,078,820           27,077,516      $600,973,013
Dividends and distributions reinvested                       503,255           13,692,209              136,393            3,097,456
Redeemed                                                  (4,980,225)        (135,146,200)          (1,024,808)     (23,404,708)
                                                     ---------------      ---------------      ---------------      ---------------
Net increase                                              36,392,830      $   986,624,829           26,189,101      $580,665,761
                                                     ===============     ===============      ===============      ===============

-----------------------------------------------------------------------------------------------------------------------------------
Class C:
Sold                                                      10,384,545      $   281,240,862           13,345,163      $288,841,445
Dividends and distributions reinvested                       238,379            6,449,836              208,621           4,536,885
Redeemed                                                  (4,094,549)        (109,186,502)          (2,671,307)     (59,730,279)
                                                     ---------------      ---------------      ---------------      ---------------
Net increase                                               6,528,375      $   178,504,196           10,882,477      $233,648,051
                                                     ===============     ===============      ===============     ===============


1. For the year ended June 30, 1995 for Class A and Class C shares and for the period from October 1, 1994 (inception of offering) to June 30, 1995 for Class B shares.

================================================================================
3. Unrealized Gains and
Losses on Investments

At June 30, 1996, net unrealized appreciation on investments and options written of $649,543,934 was composed of gross appreciation of $703,620,168, and gross depreciation of $54,076,234.


18  Oppenheimer Main Street Income & Growth Fund

================================================================================
4. Management Fees
And Other Transactions
With Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.65% on the first $200 million of average annual net assets with a reduction of 0.05% on each $150 million thereafter to $500 million and 0.45% on net assets in excess of $500 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

     For the year ended June 30, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $34,680,166, of which $8,833,275 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $40,377,013 and $2,598,706, respectively, of which $852,802 and $40,623 was paid to an affiliated broker/dealer. During the year ended June 30, 1996, OFDI received contingent deferred sales charges of $2,198,614 and $204,629 upon redemption of Class B and Class C shares.

     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

     The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended June 30, 1996, OFDI paid $248,262 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

     The Fund has adopted reimbursement type Distribution and Service Plans for Class B and Class C shares to reimburse OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares, as reimbursement for sales commissions paid from its own resources at the time of sale and associated financing costs. If the Plans are terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. OFDI also receives a service fee of 0.25% per year as reimbursement for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended June 30, 1996, OFDI paid $13,009 and $82,364, respectively, to an affiliated broker/dealer as reimbursement for Class B and Class C personal service and maintenance expenses and retained $10,854,702 and $2,651,935, respectively, as reimbursement for Class B and Class C sales commissions and service fee advances, as well as financing costs. At June 30, 1996, OFDI had incurred unreimbursed expenses of $66,935,637 for Class B and $6,883,061 for Class C.


================================================================================
5. Forward Contracts

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

     The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

     Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

     Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


19 Oppenheimer Main Street Income & Growth Fund

================================================================================
5. Forward Contracts
(continued)

Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At June 30, 1996, the Fund had outstanding forward contracts to sell foreign currencies as follows:

                                                                      Contract                  Valuation as of        Unrealized
Contracts to Sell                             Exchange Date           Amount (000s)             June 30, 1996
 Appreciation
-----------------------------------------------------------------------------------------------------------------------------------
Japanese Yen (JPY)                            7/11/96                 $15,591,750 JPY           $142,456,643          $  3,192,586



================================================================================
6. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

     Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.


Written option activity for the year ended June 30, 1996 was as follows:


                                                   Call Options
                                                   ----------------------------
                                                   Number of        Amount of
                                                   Options          Premiums
--------------------------------------------------------------------------------
Options outstanding at June 30, 1995                       400      $    38,799
--------------------------------------------------------------------------------
Options written                                         11,750        3,315,011
--------------------------------------------------------------------------------
Options closed or expired                              (10,650)      (2,608,335)
--------------------------------------------------------------------------------
Options exercised                                       (1,500)        (745,475)
                                                   -----------      -----------
Options outstanding at June 30, 1996                      --        $        --
                                                   ===========      ===========

================================================================================
7. Illiquid and Restricted
Securities

At June 30, 1996, investments in securities included issues that are illiquid or restricted. The securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid or restricted securities. The aggregate value of these securities subject to this limitation at June 30, 1996 was $35,120,000, which represents 0.62% of the Fund's net assets. Information concerning these securities is as follows:

                                                                                                            Valuation Per Unit
Security                                                                 Acquisition Date    Cost Per Unit  As of June
30, 1996
---------------------------------------------------------------------------------------------------------------------------------
Corporate Express, Inc. 4.50% Cv. Nts., 7/1/00                             6/19/96           $    1.00      $
 .99
Globalstar Telecommunications Ltd., 6.50% Cv. Preferred
Equivalent Obligations due 3/1/06                                          2/29/96           $   50.00      $   42.00
Physicians Clinical Laboratory Inc., 7.50% Cv. Sub. Debs., 8/15/00         1/12/94--
                                                                          10/25/95           $    1.06      $     .10



20 Oppenheimer Main Street Income & Growth Fund

                          Independent Auditors' Report

================================================================================

                        The Board of Directors and Shareholders of Oppenheimer Main Street Income & Growth Fund:

                        We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Main Street Income & Growth Fund as of August 31, 1996, the related statements of operations for the two months then ended and the year ended June 30, 1996, the statements of changes in net assets for the two months ended August 31, 1996 and the years ended June 30, 1996 and 1995, and the financial highlights for the period July 1, 1991 to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                           We conducted our audits in accordance  with generally
                        accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                           In  our  opinion,   such  financial   statements  and
                        financial highlights present fairly, in all material respects, the financial position of Oppenheimer Main Street Income & Growth Fund at August 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

                       /s/ Deloitte & Touche LLP
                       --------------------------------------
                        DELOITTE & TOUCHE LLP

                        Denver, Colorado
                        September 23, 1996


                    Statement of Investments   August 31, 1996

                                                                                                         Face         Market Value
                                                                                                         Amount       See Note 1
====================================================================================================================================
U.S. Government Obligations--1.7%
------------------------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Nts., 5%, 1/31/98                                                      $50,000,000    $49,203,094
                    ----------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Nts., 5.50%, 11/15/98                                                   50,000,000     49,062,500
                                                                                                                        ------------
                    Total U.S. Government Obligations (Cost $100,435,512)
  98,265,594

====================================================================================================================================
Non-Convertible Corporate Bonds and Notes--0.2%
------------------------------------------------------------------------------------------------------------------------------------
                    United International Holdings, Inc., Zero Coupon Sr. Sec. Disc. Nts.,
                    Series B, 14.04%, 11/15/99(1)                                                         12,000,000     7,920,000
                    ----------------------------------------------------------------------------------------------------------------
                    United International Holdings, Inc., Zero Coupon Sr. Sec. Disc. Nts.,
                    12.45%, 11/15/99(1)                                                                    3,000,000     1,980,000
                                                                                                                        ------------
                    Total Non-Convertible Corporate Bonds and Notes (Cost $9,815,861)
         9,900,000

====================================================================================================================================
Convertible Corporate Bonds and Notes--2.1%
------------------------------------------------------------------------------------------------------------------------------------
                    ALZA Corp., 5% Cv. Sub. Debs., 5/1/06                                                 12,800,000     12,528,000
                    ----------------------------------------------------------------------------------------------------------------
                    Continental Airlines, Inc., 6.75% Cv. Sub. Nts., 4/15/06(2)                          15,000,000      14,362,500
                    ----------------------------------------------------------------------------------------------------------------
                    Corporate Express, Inc., 4.50% Cv. Nts., 7/1/00(2)                                   19,000,000      18,667,500
                    ----------------------------------------------------------------------------------------------------------------
                    Federated Department Stores, Inc., 5% Cv. Sub. Nts., 10/1/03                          5,000,000       5,743,750
                    ----------------------------------------------------------------------------------------------------------------
                    First Financial Management Corp., 5% Cv. Debs., 12/15/99                              5,000,000       9,150,000
                    ----------------------------------------------------------------------------------------------------------------
                    NovaCare, Inc., 5.50% Cv. Sub. Debs., 1/15/00                                        5,500,000       4,867,500
                    ----------------------------------------------------------------------------------------------------------------
                    Physicians Clinical Laboratory, Inc., 7.50% Cv. Sub. Debs., 8/15/00(3)(4)            1,000,000         100,000
                    ----------------------------------------------------------------------------------------------------------------
                    Roche Holdings, Inc., Zero Coupon Cv. Nts., 7%, 4/20/10(1)(2)                        48,000,000      21,060,000
                    ----------------------------------------------------------------------------------------------------------------
                    Sports & Recreation, Inc., 4.25% Cv. Sub. Nts., 11/1/00                               7,500,000       5,465,625
                    ----------------------------------------------------------------------------------------------------------------
                    Staples, Inc., 4.50% Cv. Nts., 10/1/00(2)                                              7,000,000      7,708,750
                    ----------------------------------------------------------------------------------------------------------------
                    Tele-Communications International, Inc., 4.50% Cv. Sub. Debs., 2/15/06               5,400,000       4,549,500
                    ----------------------------------------------------------------------------------------------------------------
                    Theratx, Inc., 8% Cv. Sub. Debs., 2/1/02                                               6,000,000     5,745,000
                    ----------------------------------------------------------------------------------------------------------------
                    Time Warner, Inc., Zero Coupon Cv. Sr. Sub. Nts., 5.08%, 6/22/13(1)                  20,000,000       8,350,000
                                                                                                                        ------------
                    Total Convertible Corporate Bonds and Notes (Cost $114,505,100)
      118,298,125

                                                                                                         Shares
====================================================================================================================================
Common Stocks--70.5%
------------------------------------------------------------------------------------------------------------------------------------
Basic Materials--4.0%
------------------------------------------------------------------------------------------------------------------------------------
Chemicals--3.5%     IMC Global, Inc.                                                                       1,676,400     72,085,200
                    ----------------------------------------------------------------------------------------------------------------
                    Monsanto Co.                                                                           4,004,000    128,628,500
                    ----------------------------------------------------------------------------------------------------------------
                    Sigma-Aldrich Corp.                                                                       60,000    3,165,000
                                                                                                                        ------------
                                                                                                                         203,878,700

------------------------------------------------------------------------------------------------------------------------------------
Gold--0.5%          Newmont Mining Corp.                                                                     509,100     26,918,662
------------------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--15.4%
------------------------------------------------------------------------------------------------------------------------------------
Autos & Housing--0.2%
                    Oakwood Homes Corp.                                                                      545,200     12,812,200






                    6 Oppenheimer Main Street Income & Growth Fund


                                                                                                                        Market Value
                                                                                                          Shares        See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Leisure & Entertainment--7.5%
                    Atlantic Southeast Airlines, Inc.                                                        305,000     $7,015,000
                    ----------------------------------------------------------------------------------------------------------------
                    Disney (Walt) Co.                                                                      1,625,000     92,625,000
                    ----------------------------------------------------------------------------------------------------------------
                    Eastman Kodak Co.                                                                        925,000     67,062,500
                    ----------------------------------------------------------------------------------------------------------------
                    Gaylord Entertainment Co., Cl. A                                                       1,603,035     39,274,357
                    ----------------------------------------------------------------------------------------------------------------
                    Harrah's Entertainment, Inc.(5)                                                        1,800,000     34,200,000
                    ----------------------------------------------------------------------------------------------------------------
                    ITT Corp. (New)(5)                                                                     1,220,000    64,965,000
                    ----------------------------------------------------------------------------------------------------------------
                    McDonald's Corp.                                                                       2,742,300    127,174,162
                    ----------------------------------------------------------------------------------------------------------------
                    Primadonna Resorts, Inc.(5)                                                               70,000    1,417,500
                                                                                                                        ------------
                                                                                                                         433,733,519

------------------------------------------------------------------------------------------------------------------------------------
Media--2.7%         Cox Communications, Inc., Cl. A(5)                                                      760,000      15,010,000
                    ----------------------------------------------------------------------------------------------------------------
                    Evergreen Media Corp., Cl. A(5)                                                          675,000     21,262,500
                    ----------------------------------------------------------------------------------------------------------------
                    Infinity Broadcasting Corp., Cl. A(5)                                                  1,150,000    31,481,250
                    ----------------------------------------------------------------------------------------------------------------
                    Omnicom Group, Inc.                                                                    1,227,900    55,715,962
                    ----------------------------------------------------------------------------------------------------------------
                    Viacom, Inc., Cl. B(5)                                                                 1,110,000    34,965,000
                                                                                                                        ------------
                                                                                                                         158,434,712

------------------------------------------------------------------------------------------------------------------------------------
Retail: General--2.4%
                    Dillard Department Stores, Inc., Cl. A                                                   700,000    23,800,000
                    ----------------------------------------------------------------------------------------------------------------
                    Eckerd Corp.(5)                                                                        1,175,000    28,787,500
                    ----------------------------------------------------------------------------------------------------------------
                    Kohl's Corp.(5)                                                                          463,000    17,594,000
                    ----------------------------------------------------------------------------------------------------------------
                    May Department Stores Co.                                                              1,029,400   46,837,700
                    ----------------------------------------------------------------------------------------------------------------
                    Nordstrom, Inc.                                                                          615,000    23,985,000
                                                                                                                        ------------
                                                                                                                         141,004,200

------------------------------------------------------------------------------------------------------------------------------------
Retail: Specialty--2.6%
                    Alco Standard Corp.                                                                      600,000     26,175,000
                    ----------------------------------------------------------------------------------------------------------------
                    Circuit City Stores, Inc.                                                              1,742,000     54,873,000
                    ----------------------------------------------------------------------------------------------------------------
                    Nine West Group, Inc.(5)                                                                 525,000     27,037,500
                    ----------------------------------------------------------------------------------------------------------------
                    Office Depot, Inc.(5)                                                                  1,300,000     20,637,500
                    ----------------------------------------------------------------------------------------------------------------
                    Talbots, Inc. (The)                                                                      702,200     24,050,350
                                                                                                                        ------------
                                                                                                                         152,773,350

------------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--19.0%
------------------------------------------------------------------------------------------------------------------------------------
Beverages--0.5%     Anheuser-Busch Cos., Inc.                                                                112,500      8,521,875
                    ----------------------------------------------------------------------------------------------------------------
                    PepsiCo, Inc.                                                                            600,000     17,250,000
                                                                                                                        ------------
                                                                                                                          25,771,875

------------------------------------------------------------------------------------------------------------------------------------
Food--4.7%          Campbell Soup Co.                                                                        780,000     50,797,500
                    ----------------------------------------------------------------------------------------------------------------
                    CPC International, Inc.                                                                  427,100     29,416,512
                    ----------------------------------------------------------------------------------------------------------------
                    General Mills, Inc.                                                                      728,300    40,056,500
                    ----------------------------------------------------------------------------------------------------------------
                    H.J. Heinz Co.                                                                         1,155,000   36,382,500
                    ----------------------------------------------------------------------------------------------------------------
                    Kellog Co.                                                                               580,000   39,150,000
                    ----------------------------------------------------------------------------------------------------------------
                    Quaker Oats Co.                                                                          759,300   24,961,988
                    ----------------------------------------------------------------------------------------------------------------
                    Ralston-Ralston Purina Group                                                             500,200   31,262,500
                    ----------------------------------------------------------------------------------------------------------------
                    Sysco Corp.                                                                              600,000    19,275,000
                                                                                                                        ------------
                                                                                                                         271,302,500

                    7 Oppenheimer Main Street Income & Growth Fund


                    Statement of Investments   (Continued)

                                                                                                                        Market Value
                                                                                                          Shares        See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Healthcare/Drugs--6.4%
                    American Home Products Corp.                                                           1,100,000  $65,175,000
                    ----------------------------------------------------------------------------------------------------------------
                    Amgen, Inc.(5)                                                                           900,000   52,425,000
                    ----------------------------------------------------------------------------------------------------------------
                    Astra AB Free, Series A                                                                  500,000  21,119,324
                    ----------------------------------------------------------------------------------------------------------------
                    Johnson & Johnson                                                                        400,000   19,700,000
                    ----------------------------------------------------------------------------------------------------------------
                    Merck & Co., Inc.                                                                      1,450,000   95,156,250
                    ----------------------------------------------------------------------------------------------------------------
                    Schering-Plough Corp.                                                                  1,072,400   59,920,350
                    ----------------------------------------------------------------------------------------------------------------
                    Warner-Lambert Co.                                                                     1,000,000   59,500,000
                                                                                                                        ------------
                                                                                                                         372,995,924

------------------------------------------------------------------------------------------------------------------------------------
Healthcare/Supplies &





Services--4.1%
                    Baxter International, Inc.                                                             1,426,000  63,635,250
                    ----------------------------------------------------------------------------------------------------------------
                    Becton, Dickinson & Co.                                                                  519,200    21,222,300
                    ----------------------------------------------------------------------------------------------------------------
                    Boston Scientific Corp.(5)                                                             1,230,050   56,428,544
                    ----------------------------------------------------------------------------------------------------------------
                    Guidant Corp.                                                                            500,000  25,375,000
                    ----------------------------------------------------------------------------------------------------------------
                    Health Management Association, Inc., Cl. A(5)                                            258,800     5,887,700
                    ----------------------------------------------------------------------------------------------------------------
                    HEALTHSOUTH Corp.(5)                                                                   1,050,000   33,993,750
                    ----------------------------------------------------------------------------------------------------------------
                    St. Jude Medical, Inc.(5)                                                                600,000   21,525,000
                    ----------------------------------------------------------------------------------------------------------------
                    Tenet Healthcare Corp.(5)                                                                450,000    9,450,000
                                                                                                                        ------------
                                                                                                                         237,517,544

------------------------------------------------------------------------------------------------------------------------------------
Household Goods--2.0%
                    Avon Products, Inc.                                                                      253,400   12,131,525
                    ----------------------------------------------------------------------------------------------------------------
                    Colgate-Palmolive Co.                                                                    431,900   35,091,875
                    ----------------------------------------------------------------------------------------------------------------
                    International Flavors & Fragrances, Inc.                                                 547,000   23,521,000
                    ----------------------------------------------------------------------------------------------------------------
                    Kao Corp.                                                                              1,225,000  14,551,096
                    ----------------------------------------------------------------------------------------------------------------
                    Procter & Gamble Co.                                                                     350,000   31,106,250
                                                                                                                        ------------
                                                                                                                         116,401,746

------------------------------------------------------------------------------------------------------------------------------------
Tobacco--1.3%       Philip Morris Cos., Inc.                                                                 825,000   74,043,750
------------------------------------------------------------------------------------------------------------------------------------
Energy--4.5%
------------------------------------------------------------------------------------------------------------------------------------
Energy Services &
Producers--1.3%
                    Apache Corp.                                                                             750,000   22,031,250
                    ----------------------------------------------------------------------------------------------------------------
                    BJ Services Co.(5)                                                                       550,000   20,693,750
                    ----------------------------------------------------------------------------------------------------------------
                    Schlumberger Ltd.                                                                        260,000   21,937,500
                    ----------------------------------------------------------------------------------------------------------------
                    Weatherford Enterra, Inc.(5)                                                             325,000    9,343,750
                                                                                                                        ------------
                                                                                                                          74,006,250

------------------------------------------------------------------------------------------------------------------------------------
Oil-Integrated--3.2%
                    Ashland, Inc.                                                                            475,000    17,634,375
                    ----------------------------------------------------------------------------------------------------------------
                    Atlantic Richfield Co.                                                                   325,000    37,943,750
                    ----------------------------------------------------------------------------------------------------------------
                    Chevron Corp.                                                                            220,000    12,952,500
                    ----------------------------------------------------------------------------------------------------------------
                    Mobil Corp.                                                                              220,000    24,805,000
                    ----------------------------------------------------------------------------------------------------------------
                    Royal Dutch Petroleum Co.                                                                185,000    27,634,375
                    ----------------------------------------------------------------------------------------------------------------
                    Texaco, Inc.                                                                             375,000   33,281,250
                    ----------------------------------------------------------------------------------------------------------------
                    Unocal Corp.                                                                             825,000     8,256,250
                                                                                                                        ------------
                                                                                                                         182,507,500


                    8 Oppenheimer Main Street Income & Growth Fund


                                                                                                                        Market Value
                                                                                                          Shares        See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Financial--9.4%
------------------------------------------------------------------------------------------------------------------------------------
Banks--3.0%         BankAmerica Corp.                                                                        500,000    $38,750,000
                    ----------------------------------------------------------------------------------------------------------------
                    Commercial Federal Corp.                                                                 375,000     14,625,000
                    ----------------------------------------------------------------------------------------------------------------
                    First Bank System, Inc.                                                                  780,700     50,159,975
                    ----------------------------------------------------------------------------------------------------------------
                    Summit Bancorp                                                                           645,000     24,993,750
                    ----------------------------------------------------------------------------------------------------------------
                    Wells Fargo & Co.                                                                        183,333     45,604,084
                                                                                                                        ------------
                                                                                                                         174,132,809

------------------------------------------------------------------------------------------------------------------------------------
Diversified Financial--5.4%
                    American Express Co.                                                                   2,122,900     92,876,875
                    ----------------------------------------------------------------------------------------------------------------
                    Associates First Capital Corp., Cl. A                                                  1,027,200     40,574,400
                    ----------------------------------------------------------------------------------------------------------------
                    Dean Witter, Discover & Co.                                                              898,100     44,905,000
                    ----------------------------------------------------------------------------------------------------------------
                    Nomura Securities Co. Ltd.                                                             1,700,000     29,585,618
                    ----------------------------------------------------------------------------------------------------------------
                    PMI Group, Inc. (The)                                                                    175,000     8,553,125
                    ----------------------------------------------------------------------------------------------------------------
                    Travelers Group, Inc.                                                                  2,277,200     98,773,550
                                                                                                                        ------------
                                                                                                                         315,268,568

------------------------------------------------------------------------------------------------------------------------------------
Insurance--1.0%     Allstate Corp.                                                                           500,000     22,312,500
                    ----------------------------------------------------------------------------------------------------------------
                    Amerin Corp.(5)                                                                          385,000     8,758,750
                    ----------------------------------------------------------------------------------------------------------------
                    Everest Reinsurance Holdings, Inc.                                                     1,000,000     24,375,000
                                                                                                                        ------------
                                                                                                                          55,446,250

------------------------------------------------------------------------------------------------------------------------------------
Industrial--5.8%
------------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment--3.0%
                    AMP, Inc.                                                                                600,000     22,950,000
                    ----------------------------------------------------------------------------------------------------------------
                    Emerson Electric Co.                                                                     200,000     16,750,000
                    ----------------------------------------------------------------------------------------------------------------
                    General Electric Co.                                                                     200,000     16,625,000
                    ----------------------------------------------------------------------------------------------------------------
                    Honeywell, Inc.                                                                        1,400,000     81,375,000
                    ----------------------------------------------------------------------------------------------------------------
                    Raychem Corp.                                                                            550,000     37,743,750
                                                                                                                        ------------
                                                                                                                         175,443,750





------------------------------------------------------------------------------------------------------------------------------------
Industrial Materials--0.5%
                    Avery-Dennison Corp.                                                                     614,500     31,416,313
------------------------------------------------------------------------------------------------------------------------------------
Industrial Services--0.7%
                    Interpublic Group of Companies, Inc.                                                     317,900     14,384,975
                    ----------------------------------------------------------------------------------------------------------------
                    Millipore Corp.                                                                          700,000     26,775,000
                                                                                                                        ------------
                                                                                                                          41,159,975

------------------------------------------------------------------------------------------------------------------------------------
Manufacturing--0.8%
                    Mitsubishi Heavy Industries Ltd.                                                       4,200,000     33,220,975
                    ----------------------------------------------------------------------------------------------------------------
                    Olin Corp.                                                                               150,100     11,895,425
                                                                                                                        ------------
                                                                                                                          45,116,400

------------------------------------------------------------------------------------------------------------------------------------
Transportation--0.8%
                    Conrail, Inc.                                                                            638,000     43,463,750
------------------------------------------------------------------------------------------------------------------------------------
Technology--11.7%
------------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--1.3%
                    Boeing Co.                                                                               300,000     27,150,000
                    ----------------------------------------------------------------------------------------------------------------
                    Raytheon Co.                                                                             600,000     30,900,000
                    ---------------------------------------------------------------------------------------------------------------
                    Rockwell International Corp.                                                             300,000     15,600,000
                                                                                                                        ------------
                                                                                                                          73,650,000


                    9 Oppenheimer Main Street Income & Growth Fund


                    Statement of Investments   (Continued)

                                                                                                                        Market Value
                                                                                                          Shares        See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Computer Hardware--1.4%
                    Adaptec, Inc.(5)                                                                         520,000  $  25,935,000
                    ----------------------------------------------------------------------------------------------------------------
                    QUALCOMM, Inc.                                                                           300,000     13,012,500
                    ----------------------------------------------------------------------------------------------------------------
                    Seagate Technology, Inc.(5)                                                              862,300     41,390,400
                                                                                                                       -------------
                                                                                                                          80,337,900

------------------------------------------------------------------------------------------------------------------------------------
Computer Software--3.4%
                    BMC Software, Inc.(5)                                                                    325,000     24,212,500
                    ----------------------------------------------------------------------------------------------------------------
                    Electronic Data Systems Corp.                                                            800,000     43,600,000
                    ----------------------------------------------------------------------------------------------------------------
                    First Data Corp.                                                                         776,800     60,590,400
                    ----------------------------------------------------------------------------------------------------------------
                    Microsoft Corp.(5)                                                                       315,000     38,587,500
                    ----------------------------------------------------------------------------------------------------------------
                    PLATINUM Technology, Inc.(5)                                                           1,000,000     10,750,000
                    ----------------------------------------------------------------------------------------------------------------
                    Sungard Data Systems, Inc.(5)                                                            434,000     18,553,500
                                                                                                                       -------------
                                                                                                                         196,293,900

------------------------------------------------------------------------------------------------------------------------------------
Electronics--2.3%   General Instrument Corp.(5)                                                              700,000    19,162,500
                    ----------------------------------------------------------------------------------------------------------------
                    General Motors Corp., Cl. H                                                              675,000   37,715,625
                    ----------------------------------------------------------------------------------------------------------------
                    Intel Corp.                                                                              600,000   47,887,500
                    ----------------------------------------------------------------------------------------------------------------
                    Thermo Electron Corp.(5)                                                                 637,500   25,260,938
                    ----------------------------------------------------------------------------------------------------------------
                    VeriFone, Inc.(5)                                                                        113,900   5,438,725
                                                                                                                       -------------
                                                                                                                         135,465,288

------------------------------------------------------------------------------------------------------------------------------------
Telecommunications-
Technology--3.3%
                    ADC Telecommunications, Inc.(5)                                                          425,000   24,118,750
                    ----------------------------------------------------------------------------------------------------------------
                    Cisco Systems, Inc.(5)                                                                   825,000   43,518,750
                    ----------------------------------------------------------------------------------------------------------------
                    LCI International, Inc.(5)                                                               623,500   22,056,313
                    ----------------------------------------------------------------------------------------------------------------
                    MFS Communications Co., Inc.(5)                                                           11,556     489,686
                    ----------------------------------------------------------------------------------------------------------------
                    Millicom, Inc.(5)                                                                         75,000            --
                    ----------------------------------------------------------------------------------------------------------------
                    Newbridge Networks Corp.(5)                                                              275,000    15,846,875
                    ----------------------------------------------------------------------------------------------------------------
                    Tellabs, Inc.(5)                                                                         290,000    18,378,750
                    ----------------------------------------------------------------------------------------------------------------
                    WorldCom, Inc.(5)                                                                      3,210,139    67,412,919
                                                                                                                       -------------
                                                                                                                         191,822,043

------------------------------------------------------------------------------------------------------------------------------------
Utilities--0.7%
------------------------------------------------------------------------------------------------------------------------------------
Gas Utilities--0.7%
                    Sonat, Inc.                                                                              950,000     41,918,750
                                                                                                                       -------------
                    Total Common Stocks (Cost $3,714,040,654)
4,085,038,128

====================================================================================================================================
Preferred Stocks--1.1%
------------------------------------------------------------------------------------------------------------------------------------
                    Cablevision Systems Corp., 8.50% Cum. Cv., Series I
439,000      10,920,125
                    ----------------------------------------------------------------------------------------------------------------
                    Freeport-McMoRan Copper & Gold, Inc.,
                    Depositary Shares each representing 0.05 Shares
                    of Step-Up Cv. Preferred Stock                                                           919,000    24,238,625
                    ----------------------------------------------------------------------------------------------------------------
                    LCI International, Inc., 5% Cum. Cv. Exchangeable Preferred Stock
250,000      22,250,000
                    ----------------------------------------------------------------------------------------------------------------
                    SFX Broadcasting, Inc., 6.50% Cv. Preferred(2)(5)                                        105,000      5,801,250
                                                                                                                       -------------
                    Total Preferred Stocks (Cost $48,049,847)
63,210,000


                    10 Oppenheimer Main Street Income & Growth Fund


                                                                                                                        Market Value
                                                                                                          Shares        See Note 1
====================================================================================================================================
Other Securities--2.6%
------------------------------------------------------------------------------------------------------------------------------------
                    Atlantic Richfield Co., 9% Exchangeable Nts. for
                    Common Stock of Lyondell Petrochemical Co., 9/15/97                                  425,000    $  9,721,875
                    ----------------------------------------------------------------------------------------------------------------
                    Compania de Inversiones en Telecomunicaciones SA, 7%
                    Provisionally Redeemable Income Debt Exchangeable for Stock, 3/3/98(2)               225,000      10,912,500
                    ----------------------------------------------------------------------------------------------------------------
                    Continental Airlines Finance Trust, 8.50% Cv. Trust
                    Originated Preferred Securities(2)                                                     125,000    6,625,000
                    ----------------------------------------------------------------------------------------------------------------
                    Cooper Industries, Inc., 6% Debt Exchangeable Nts. for Common Stock
                    of Wyman-Gordon Co., 1/1/99                                                            121,000   2,329,250
                    ----------------------------------------------------------------------------------------------------------------
                    James River Corp. of Virginia, Depositary Shares each
                    representing a one-hundredth interest in a share of Series P,
                    9% Cum. Cv. Preferred Stock, Dividend Enhanced Convertible Stock                       500,000      12,437,500
                    ----------------------------------------------------------------------------------------------------------------
                    Merrill Lynch & Co., Inc., 7.25% Structured Yield Product
                    Exchangeable for Common Stock of SunAmerica, Inc., 6/15/99                             321,000      19,219,875
                    ----------------------------------------------------------------------------------------------------------------
                    Merrill Lynch & Co., Inc., 6% Cv. Structured Yield Product
                    Exchangeable for Common Stock of Cox Communications, Inc., 6/1/99                       235,000       4,905,625
                    ----------------------------------------------------------------------------------------------------------------
                    Merrill Lynch & Co., Inc., 6.50% Cv. Structured Yield Product
                    Exchangeable for Common Stock of MGIC Investment Corp. , 8/15/98                       200,000      11,600,000
                    ----------------------------------------------------------------------------------------------------------------
                    MFS Communications Co., Inc., 8% Cv. Depositary Shares
                    representing one share of Dividend Enhanced Convertible Stock                          515,000      37,080,000
                    ----------------------------------------------------------------------------------------------------------------
                    SunAmerica, Inc., $3.10 Depositary Shares
                    each representing one-fiftieth of a share of Series E
                    Mandatory Conversion Premium Dividend Preferred Stock                                   199,500      16,458,750
                    ----------------------------------------------------------------------------------------------------------------
                    Westinghouse Electric Corp., Participating Equity
                    Preferred Stock, $1.30 Cv., Series C(2)                                                1,300,000     20,312,500
                                                                                                                       -------------
                    Total Other Securities (Cost $126,250,433)                                                          151,602,875

                                                                                                          Units
====================================================================================================================================
Rights, Warrants and Certificates--0.0%
------------------------------------------------------------------------------------------------------------------------------------
                    American Satellite Network, Inc. Wts., Exp. 6/99 (Cost $0)                            18,750              --

                                                                                                          Face
                                                                                                          Amount
====================================================================================================================================
Short-Term Notes--20.4%
------------------------------------------------------------------------------------------------------------------------------------
Broker/Dealers--3.4%
                    Goldman Sachs & Co., 5.28%, 9/13/96                                                  $50,000,000     49,912,000
                    ----------------------------------------------------------------------------------------------------------------
                    Goldman Sachs & Co., 5.30%, 9/6/96                                                    50,000,000     49,963,194
                    ----------------------------------------------------------------------------------------------------------------
                    Goldman Sachs & Co., 5.30%, 9/9/96                                                    50,000,000     49,941,111
                    ----------------------------------------------------------------------------------------------------------------
                    Merrill Lynch & Co., Inc., 5.28%, 9/19/96                                             50,000,000     49,868,000
                                                                                                                         -----------
                                                                                                                         199,684,305

------------------------------------------------------------------------------------------------------------------------------------
Commercial Finance--4.2%
                    CIT Group Holdings, Inc., 5.28%, 9/27/96                                              50,000,000     49,809,333
                    ----------------------------------------------------------------------------------------------------------------
                    CIT Group Holdings, Inc., 5.29%, 10/3/96                                              50,000,000     49,764,889
                    ----------------------------------------------------------------------------------------------------------------
                    Countrywide Home Loan, 5.25%, 9/12/96                                                 50,000,000     49,919,792
                    ----------------------------------------------------------------------------------------------------------------
                    Countrywide Home Loan, 5.32%, 9/16/96                                                 50,000,000     49,889,167
                    ----------------------------------------------------------------------------------------------------------------
                    Countrywide Home Loan, 5.42%, 9/11/96                                                 45,000,000     44,934,125
                                                                                                                       -------------
                                                                                                                         244,317,306

------------------------------------------------------------------------------------------------------------------------------------
Consumer Finance--0.9%
                    American Express Credit Corp., 5.28%, 9/9/96
50,000,000      49,941,333


                    11  Oppenheimer Main Street Income & Growth Fund


                    Statement of Investments   (Continued)

                                                                                                          Face        Market Value
                                                                                                          Amount      See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Diversified Financial--6.9%
                    Associates Corp. of North America, 5.28%, 9/18/96                                 $50,000,000  $   49,875,333
                    ----------------------------------------------------------------------------------------------------------------
                    Ford Motor Credit Co., 5.44%, 10/4/96                                                 50,000,000    49,758,000
                    ----------------------------------------------------------------------------------------------------------------
                    General Electric Capital Corp., 5.27%, 9/17/96                                        50,000,000     49,882,889
                    ----------------------------------------------------------------------------------------------------------------
                    General Electric Capital Corp., 5.27%, 9/25/96                                        50,000,000     49,824,333
                    ----------------------------------------------------------------------------------------------------------------
                    General Electric Capital Corp., 5.28%, 9/11/96                                        50,000,000     49,926,667
                    ----------------------------------------------------------------------------------------------------------------
                    Household Finance Corp., 5.29%, 10/1/96                                               50,000,000     49,779,583
                    ----------------------------------------------------------------------------------------------------------------
                    Household Finance Corp., 5.29%, 10/2/96                                               50,000,000     49,772,236
                    ----------------------------------------------------------------------------------------------------------------
                    Household Finance Corp., 5.30%, 9/20/96                                               50,000,000     49,860,139
                                                                                                                      --------------
                                                                                                                         398,679,180

------------------------------------------------------------------------------------------------------------------------------------
Industrial Services--0.5%
                    PHH Corp., 5.28%, 9/10/96                                                             30,000,000    29,960,400
------------------------------------------------------------------------------------------------------------------------------------
Leasing & Factoring--0.9%
                    Hertz Corp. (The), 5.29%, 10/7/96                                                     50,000,000   49,735,500
------------------------------------------------------------------------------------------------------------------------------------
Special Purpose Financial--3.6%
                    CIESCO L.P., 5.25%, 9/10/96                                                           50,000,000   49,934,375
                    ----------------------------------------------------------------------------------------------------------------
                    New Center Asset Trust, 5.27%, 9/24/96                                                50,000,000     49,831,653
                    ----------------------------------------------------------------------------------------------------------------
                    New Center Asset Trust, 5.28%, 9/23/96                                                50,000,000     49,838,667





                    ----------------------------------------------------------------------------------------------------------------
                    Sheffield Receivables Corp., 5.30%, 9/26/96                                           20,750,000     20,673,629
                    ----------------------------------------------------------------------------------------------------------------
                    Sheffield Receivables Corp., 5.32%, 10/1/96                                           41,470,000     41,286,150
                    ----------------------------------------------------------------------------------------------------------------
                                                                                                                         211,564,474
                                                                                                                      --------------
                    Total Short-Term Notes (Cost $1,183,882,498)
1,183,882,498

====================================================================================================================================
Repurchase Agreement--1.2%
------------------------------------------------------------------------------------------------------------------------------------
                    Repurchase  agreement with Zion First National Bank,  5.25%, dated  8/30/96,  to be repurchased at $70,941,358 on 9/3/96,
                    collateralized  by  U.S.   Treasury  Nts.,   5.625%--7.375%,
                    8/31/97--8/15/03, with a value of
                    $72,367,620 (Cost $70,900,000)                                                        70,900,000    70,900,000

------------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $5,367,879,904)                                                               99.8% 5,781,097,220
Other Assets Net of Liabilities                                                                                  0.2   14,271,252
                                                                                                               -----  --------------
Net Assets                                                                                                    100.0% $5,795,368,472
                                                                                                               =====
==============


                    1. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

                    2. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Directors.
                    These securities amount to $105,450,000 or 1.82% of the Fund's net assets, at August 31, 1996.

                    3. Identifies issues considered to be illiquid--See Note 7 of Notes to Financial Statements.

                    4. Non-income producing--issuer is in default of interest payment.

                    5. Non-income producing security.

                    See accompanying Notes to Financial Statements.


                    12 Oppenheimer Main Street Income & Growth Fund


                    Statement of Assets and Liabilities   August 31, 1996

====================================================================================================================================
Assets              Investments, at value (cost $5,367,879,904)--see accompanying statement
    $5,781,097,220
                    ----------------------------------------------------------------------------------------------------------------
                    Cash                                                                                                   432,123
                    ----------------------------------------------------------------------------------------------------------------
                    Receivables:
                    Shares of capital stock sold
27,769,617
                    Investments sold                                                                                    13,015,784
                    Interest and dividends                                                                              10,520,370
                    ----------------------------------------------------------------------------------------------------------------
                    Other                                                                                                   43,163
                                                                                                                    --------------
                    Total assets                                                                                     5,832,878,277

====================================================================================================================================
Liabilities         Unrealized depreciation on forward foreign currency exchange contracts--Note 5
                1,562
                    ----------------------------------------------------------------------------------------------------------------
                    Payables and other liabilities:
                    Investments purchased
24,118,260
                    Shares of capital stock redeemed
9,079,720
                    Distribution and service plan fees
2,356,260
                    Daily variation on futures contracts--Note 6
762,500
                    Shareholder reports                                                                                    517,774
                    Transfer and shareholder servicing agent fees
187,783
                    Dividends                                                                                               21,458
                    Directors' fees                                                                                          1,908
                    Other                                                                                                  462,580
                                                                                                                    --------------
                    Total liabilities                                                                                   37,509,805

====================================================================================================================================
Net Assets                                                                                                          $5,795,368,472

==============

====================================================================================================================================
Composition of      Par value of shares of capital stock                                                            $  2,078,980
Net Assets
----------------------------------------------------------------------------------------------------------------
                    Additional paid-in capital                                                                      4,964,478,272
                    ----------------------------------------------------------------------------------------------------------------
                    Undistributed net investment income                                                              17,097,695
                    ----------------------------------------------------------------------------------------------------------------
                    Accumulated net realized gain on investments and foreign currency transactions                    399,260,271
                    ----------------------------------------------------------------------------------------------------------------
                    Net unrealized appreciation on investments and translation of assets and
                    liabilities denominated in foreign currencies                                                   412,453,254

                                                                                                                    --------------
                    Net assets                                                                                      $5,795,368,472
                                                                                                                   ==============

====================================================================================================================================
Net Asset Value     Class A Shares:
Per Share           Net asset value and redemption price per share (based on net assets of  $3,142,824,663  and 112,443,525  shares of capital stock outstanding)  $27.95  Maximum  offering price per share (net
                    asset value plus sales  charge of 5.75% of  offering  price)                                         $29.66

                    ----------------------------------------------------------------------------------------------------------------
                    Class B Shares:
                    Net asset value, redemption price and offering price per share (based on
                    net assets of $1,908,541,588 and 68,668,350 shares of capital stock outstanding)                       $27.79

                    ----------------------------------------------------------------------------------------------------------------
                    Class C Shares:
                    Net asset value, redemption price and offering price per share (based on
                    net assets of $744,002,221 and 26,786,091 shares of capital stock outstanding)                         $27.78

                    See accompanying Notes to Financial Statements


                    13 Oppenheimer Main Street Income & Growth Fund


                    Statements of Operations                                                         Two Months
                                                                                                     Ended Aug. 31,    Year Ended





                                                                                                     1996(1)           June 30, 1996
====================================================================================================================================
Investment Income   Dividends                                                                        $  11,201,004     $57,829,926
                    Foreign withholding taxes                                                             (144,262)      (547,215)
                    ----------------------------------------------------------------------------------------------------------------
                    Interest                                                                            13,334,612      50,532,908
                                                                                                     -------------     ------------
                    Total income                                                                        24,391,354     107,815,619

====================================================================================================================================
Expenses            Distribution and service plan fees--Note 4:
                    Class A                                                                              1,271,041       6,090,603
                    Class B                                                                              3,086,859    11,543,736
                    Class C                                                                              1,234,633     5,863,969
                    ----------------------------------------------------------------------------------------------------------------
                    Management fees--Note 4                                                              4,428,137     19,932,096
                    ----------------------------------------------------------------------------------------------------------------
                    Transfer and shareholder servicing agent fees--Note 4                                1,782,654       8,422,999
                    ----------------------------------------------------------------------------------------------------------------
                    Shareholder reports                                                                    422,226     1,640,660
                    ----------------------------------------------------------------------------------------------------------------
                    Registration and filing fees:
                    Class A                                                                                142,574          616,042
                    Class B                                                                                 97,734          374,111
                    Class C                                                                                 24,404           89,426
                    ----------------------------------------------------------------------------------------------------------------
                    Custodian fees and expenses                                                             50,600       152,300
                    ----------------------------------------------------------------------------------------------------------------
                    Legal and auditing fees                                                                 14,446       78,251
                    ----------------------------------------------------------------------------------------------------------------
                    Directors' fees and expenses                                                            10,474        57,304
                    ----------------------------------------------------------------------------------------------------------------
                    Insurance expenses                                                                       8,108       48,598
                    ----------------------------------------------------------------------------------------------------------------
                    Other                                                                                   80,218          578,835
                                                                                                     -------------     ------------
                    Total expenses                                                                      12,654,108      55,488,930

====================================================================================================================================
Net Investment Income                                                                                   11,737,246     52,326,689

====================================================================================================================================
Realized and        Net realized gain (loss) on investments:
Unrealized          Unaffiliated companies (including premiums on options exercised)
41,797,367      383,597,624
Gain (Loss)         Affiliated companies                                                                        --     (2,265,938)
                    Foreign currency transactions                                                       (3,159,491)     2,544,567
                    Closing and expiration of options written                                                   --      356,939
                                                                                                     -------------     ------------
                    Net realized gain                                                                   38,637,876     384,233,192
                    ----------------------------------------------------------------------------------------------------------------
                    Net change in unrealized appreciation or depreciation on:
                    Investments                                                                       (245,784,461)    365,193,559
                    Translation of assets and liabilities denominated in foreign currencies              5,501,162     (12,824,005)
                                                                                                     -------------     ------------
                    Net change                                                                        (240,283,299)    352,369,554
                                                                                                     -------------     ------------
                    Net realized and unrealized gain (loss)                                           (201,645,423)    736,602,746

====================================================================================================================================
Net Increase (Decrease) in Net Assets Resulting From Operations                                     $(189,908,177)    $788,929,435
                                                                                                     =============    ============


                    1. The Fund changed its fiscal year end from June 30 to August 31.

                    See accompanying Notes to Financial Statements.

                    14 Oppenheimer Main Street Income & Growth Fund


                    Statements of Changes in Net Assets
                                                                                   Two Months
                                                                                   Ended
                                                                                   Aug. 31,         Year Ended June 30,
                                                                                   1996(1)          1996             1995
====================================================================================================================================
Operations          Net investment income                                          $   11,737,246   $   52,326,689  $   37,933,945
                    ----------------------------------------------------------------------------------------------------------------
                    Net realized gain                                                  38,637,876      384,233,192   13,180,181
                    ----------------------------------------------------------------------------------------------------------------
                    Net change in unrealized appreciation or depreciation            (240,283,299)   352,369,554      329,165,454
                                                                                   --------------   --------------   --------------
                    Net increase (decrease) in net assets resulting
                    from operations                                                  (189,908,177)     788,929,435    380,279,580

====================================================================================================================================
Dividends and       Dividends from net investment income:
Distributions to    Class A                                                                    --      (40,531,298)  (29,280,412)
Shareholders        Class B                                                                    --      (11,334,670)   (3,312,668)
                    Class C                                                                    --       (5,305,754)   (4,868,193)
                    ----------------------------------------------------------------------------------------------------------------
                    Distributions from net realized gain:
                    Class A                                                                    --       (7,115,385)  (140,642)
                    Class B                                                                    --       (3,165,821)  (10,803)
                    Class C                                                                    --       (1,650,409)  (35,755)

====================================================================================================================================
Capital  Stock  Net  increase  in  net  assets   resulting  from  capital  stock
Transactions transactions--Note 2:
                    Class A                                                            98,647,005      790,272,185  947,214,116
                    Class B                                                           169,401,905      986,624,829  580,665,761
                    Class C                                                            27,973,044      178,504,196  233,648,051

====================================================================================================================================
Net Assets          Total increase                                                    106,113,777    2,675,227,308  2,104,159,035
                    ----------------------------------------------------------------------------------------------------------------
                    Beginning of period                                             5,689,254,695    3,014,027,387   909,868,352
                                                                                   --------------   --------------   --------------
                    End of period (including undistributed net investment
                    income of $17,097,695, $1,372,571 and $1,145,174,
                    respectively)                                                  $5,795,368,472   $5,689,254,695  $3,014,027,387
                                                                                   ==============  ==============   ==============



                    1. The Fund changed its fiscal year end from June 30 to August 31.

                    See accompanying Notes to Financial Statements.


                    15 Oppenheimer Main Street Income & Growth Fund


                    Financial Highlights

                                               Class A
                                               ------------------------------------------------------------------------------------
                                               Two Months
                                               Ended
                                               August 31,     Year Ended June 30,
                                               1996(2)        1996           1995           1994           1993       1992
====================================================================================================================================
Per Share Operating Data:
Net asset value, beginning of period           $28.89         $24.07         $20.40         $19.88       $15.46          $13.22
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                             .07            .40            .47            .37            .16        .25
Net realized and unrealized gain (loss)         (1.01)          4.93           3.66           2.50           6.65           4.72
                                               ------         ------         ------         ------         ------          ------
Total income (loss) from investment operations   (.94)          5.33           4.13           2.87           6.81           4.97
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income             --             (.43)          (.46)          (.36)          (.19)          (.22)
Distributions from net realized gain             --             (.08)          --             --            (2.20)        (2.51)
Distributions in excess of gains                 --             --             --            (1.99)          --              --
                                               ------         ------         ------         ------         ------          ------
Total dividends and distributions to
shareholders                                     --             (.51)          (.46)         (2.35)         (2.39)        (2.73)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $27.95         $28.89         $24.07         $20.40         $19.88         $15.46
                                               ======         ======         ======        ======         ======          ======

====================================================================================================================================
Total Return, at Net Asset Value(4)             (3.25)%        22.26%         20.52%         14.34%       46.38%          39.48%

====================================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in millions)        $3,143         $3,147         $1,924         $  740         $   58         $   27
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)               $3,090         $2,516         $1,319         $  270         $   39         $   23
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                            1.57%(5)       1.55%          2.31%          2.46%      1.02%           1.63%
Expenses                                         0.98%(5)       0.99%          1.07%          1.28%          1.46%          1.66%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                       17.5%          92.6%         101.3%         199.4%        283.0%          290.1%
Average brokerage commission rate(7)          $0.0590        $0.0571            --             --             --             --



                                               Class B                                   Class C
                                               ------------------------------------      --------------------------------------
                                               Two Months                                Two Months
                                               Ended                                     Ended
                                               August 31,     Year Ended June 30,        August 31,  Year Ended
June 30,
                                               1996(2)        1996           1995(3)     1996(2)     1996       1995    1994(1)
===============================================================================================================================
Per Share Operating Data:
Net asset value, beginning of period           $28.77         $24.00         $21.49      $28.75      $23.97   $20.33   $20.76
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                             .04            .23            .25         .04         .21        .33     .13
Net realized and unrealized gain (loss)         (1.02)          4.87           2.54       (1.01)       4.88      3.62     (.42)
                                               ------         ------         ------      ------      ------     ------   ------
Total income (loss) from investment operations   (.98)          5.10           2.79        (.97)       5.09      3.95     (.29)
-------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income             --             (.25)          (.28)       --          (.23)      (.31)   (.14)
Distributions from net realized gain             --             (.08)          --          --          (.08)      --       --
Distributions in excess of gains                 --             --             --          --          --         --       --
                                               ------         ------         ------      ------      ------     ------   ------
Total dividends and distributions to
shareholders                                     --             (.33)          (.28)       --          (.31)      (.31)    (.14)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $27.79         $28.77         $24.00      $27.78      $28.75    $23.97   $20.33
                                               ======         ======         ======      ======     ======     ======   ======

===============================================================================================================================
Total Return, at Net Asset Value(4)             (3.41)%        21.34%         13.15%      (3.37)%   21.35%     19.63%   (0.97)%

===============================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in millions)        $1,909         $1,800         $  628      $  744      $  741     $462   $  170
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)               $1,818         $1,155         $  249      $  730      $  588     $325   $   72
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                            0.82%(5)       0.74%          1.25%(5)    0.82%(5)    0.80%     1.57%    1.86%(5)
Expenses                                         1.74%(5)       1.76%          1.89%(5)    1.73%(5)    1.74%   1.82%    2.11%(5)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                       17.5%          92.6%         101.3%       17.5%       92.6%   101.3%   199.4%
Average brokerage commission rate(7)          $0.0590        $0.0571            --      $0.0590     $0.0571       --       --



1. For the period from December 1, 1993 (inception of offering) to June 30,
1994.

2. The Fund changed its fiscal year end from June 30 to August 31.

3. For the period from October 1, 1994 (inception of offering) to June 30, 1995.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1996 were $815,164,979 and $1,001,434,430, respectively.

7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.

16 & 17 Oppenheimer Main Street Income & Growth Fund

Notes to Financial Statements
================================================================================
1. Significant         Oppenheimer Main Street Income & Growth Fund (the Fund)

   Accounting          is a separate series of Oppenheimer Main Street Funds,
   Policies            Inc., an open-end management investment company
                       registered  under the Investment  Company Act of 1940, as
                       amended.  On  August  27,  1996,  the  Board of  Trustees
                       elected to change  the  fiscal  year end of the Fund from
                       June  30  to  August  31.  Accordingly,  these  financial
                       statements  include  information for the two month period
                       from  July  1,  1996  to  August  31,  1996.  The  Fund's
                       investment  objective is to seek high total return (which
                       includes  current income and capital  appreciation in the
                       value of its shares) from equity and debt securities. The
                       Fund's investment adviser is Oppen heimerFunds, Inc. (the
                       Manager).  The Fund  offers  Class A, Class B and Class C
                       shares.  Class B and Class C shares  may be  subject to a
                       contingent  deferred sales charge.  All classes of shares
                       have  identical  rights to  earnings,  assets  and voting
                       privileges,   except   that   each   class  has  its  own
                       distribution   and/or  service  plan,  expenses  directly
                       attributable to a particular  class and exclusive  voting
                       rights with respect to matters  affecting a single class.
                       Class B  shares  will  automatically  convert  to Class A
                       shares  six  years  after  the  date  of  purchase.   The
                       following is a summary of significant accounting policies consistently followed by the Fund.

                       ---------------------------------------------------------
                       Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid price is used.

                       ---------------------------------------------------------
                       Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
                          The effect of changes  in  foreign  currency  exchange
                       rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

18  Oppenheimer Main Street Income & Growth Fund

================================================================================
1. Significant         Repurchase Agreements. The Fund requires the custodian
   Accounting          to take possession, to have legally segregated in the
   Policies            Federal Reserve Book Entry System or to have segregated
  (continued)          within the custodian's vault, all securities held as
                       collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

                       ---------------------------------------------------------
                       Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

                       ---------------------------------------------------------
                       Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

                       ---------------------------------------------------------
                       Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

                       ---------------------------------------------------------
                       Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from the ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain
                       (loss) was recorded by the Fund. In addition, to properly reflect foreign currency gain in the components of capital, $3,987,878 of foreign exchange gain determined according to U.S. federal income tax rules has been reclassified from net realized gain to undistributed net investment income.

                       ---------------------------------------------------------
                       Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
                          The preparation of financial  statements in conformity
                       with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


19  Oppenheimer Main Street Income & Growth Fund

================================================================================
2. Capital Stock The Fund has authorized 350 million shares of $.01 par value capital stock (200 million for Class A, 100 million for Class B, and 50 million for Class C). Transactions in shares of capital stock were as follows:


                                           Two Months Ended Aug. 31, 1996(2) Year Ended June 30, 1996  Year  Ended June 30, 1995(1)
                                           --------------------------------  ------------------------  ---------------------------
                                             Shares         Amount           Shares    Amount          Shares       Amount
                                           -----------------------------------------------------------------------------------------
Class A:
Sold                                           7,371,957 $ 205,620,158     45,286,889 $1,228,619,819  55,373,867   $1,208,049,807
Dividends and distributions reinvested              --            --        1,659,231     45,287,552  1,265,292       27,814,867
Redeemed                                      (3,858,492) (106,973,153)   (17,949,894)  (483,635,186) (12,955,862)    (288,650,558)
                                           ------------- -------------  -------------  -------------  -------------    -------------
Net increase                                   3,513,465 $  98,647,005     28,996,226 $  790,272,185   43,683,297    $ 947,214,116
                                           =============  ============
=============   ============  =============
============
------------------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                           7,450,147 $ 206,982,201     40,869,800 $1,108,078,820   27,077,516   $ 600,973,013
Dividends and distributions reinvested              --            --          503,255     13,692,209       136,393      3,097,456
Redeemed                                      (1,363,728)  (37,580,296)    (4,980,225)  (135,146,200)  (1,024,808)    (23,404,708)
                                           ------------- -------------  ------------- -------------  -------------   -------------
Net increase                                   6,086,419 $ 169,401,905     36,392,830 $  986,624,829   26,189,101   $ 580,665,761
                                           =============  ============
=============  ============  =============
============
------------------------------------------------------------------------------------------------------------------------------------
Class C:
Sold                                           1,781,668 $  49,599,528     10,384,545 $  281,240,862   13,345,163   $ 288,841,445
Dividends and distributions reinvested              --            --          238,379      6,449,836       208,621      4,536,885
Redeemed                                        (783,587)  (21,626,484)    (4,094,549)  (109,186,502)  (2,671,307)    (59,730,279)
                                           ------------- -------------  ------------- -------------  -------------   -------------
Net increase                                     998,081 $  27,973,044      6,528,375 $  178,504,196   10,882,477   $ 233,648,051
                                           =============  ============   =============  ============  =============   ============



                        1. For the year ended June 30, 1995 for Class A and Class C shares and for the period from October 1, 1994 (inception of offering) to June 30, 1995 for Class B shares.

                        2. The Fund changed its fiscal year end from June 30 to August 31.

========================================================

3. Unrealized Gains     At August 31, 1996, net unrealized appreciation on
and Losses              investments and options written of $412,454,816 was
on Investments          composed of gross appreciation of $524,281,123, and
                        gross depreciation of $111,826,307.

================================================================================
4. Management Fees      Management fees paid to the Manager were in accordance
And Other Transactions  with the investment advisory agreement with the Fund
With Affiliates         which provides for a fee of 0.65% of the first $200
                        million  of net  assets of the  Fund,  0.60% of the next
                        $150  million,  0.55% of the next $150 million and 0.45%
                        of net assets in excess of $500 million. The Manager has
                        agreed to reimburse the Fund if aggregate expenses (with
                        specified   exceptions)   exceed   the  most   stringent
                        applicable regulatory limit on Fund expenses.
                           For the period  ended  August 31,  1996,  commissions
                        (sales charges paid by investors) on sales of Class A shares totaled $5,372,166, of which $1,443,507 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $7,698,420 and $468,253, respectively, of which $226,169 and $11,023 was paid to an affiliated broker/dealer. During the two months ended
                        August 31, 1996, OFDI received contingent deferred sales charges of $594,878 and $39,798 upon redemption of Class
                        B and Class C shares.
                           OppenheimerFunds  Services  (OFS),  a division of the
                        Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                        20  Oppenheimer Main Street Income & Growth Fund

================================================================================

4. Management Fees      The Fund has adopted a Service Plan for Class A shares
    And Other           to reimburse OFDI for a portion of its costs incurred
    Transactions With   in connection with the personal service and
    Affiliates          maintenance of accounts that hold Class A shares.
    (continued)         Reimbursement is made quarterly at an annual rate that
                        may not exceed 0.25% of the average annual net assets of
                        Class A shares of the Fund. OFDI uses the service fee to
                        reimburse  brokers,  dealers,  banks and other financial
                        institutions  quarterly for providing  personal  service
                        and maintenance of accounts of their customers that hold
                        Class A shares.  During the two months  ended August 31,
                        1996,  OFDI paid $52,056 to an affiliated  broker/dealer
                        as  reimbursement  for  Class  A  personal  service  and
                        maintenance expenses.
                           The Fund has adopted  reimbursement type Distribution
                        and  Service  Plans  for  Class B and  Class C shares to
                        reimburse   OFDI   for  its   services   and   costs  in
                        distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares, as reimbursement for sales commissions paid from its own resources at the time of sale and associated financing costs. If the Plans are terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. OFDI also receives a service fee of 0.25% per year as reimbursement for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the two months ended August 31, 1996, OFDI paid $4,866 and $17,862, respectively, to an affiliated broker/dealer as reimbursement for Class B and Class C personal service and maintenance expenses and retained $2,701,596 and $457,848, respectively, as reimbursement for Class B and Class C sales commissions and service fee advances, as well as financing costs. At
                        August 31, 1996, OFDI had incurred unreimbursed expenses of $76,673,677 for Class B and $7,711,148 for Class C.

================================================================================
5. Forward Contracts A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.
                           The Fund  uses  forward  contracts  to seek to manage
                        foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.
                           Forward  contracts  are valued  based on the  closing
                        prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.
                           Securities  held in segregated  accounts to cover net
                        exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
                           Risks   include  the   potential   inability  of  the
                        counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

                        At August 31, 1996, the Fund had outstanding forward contracts to sell foreign currencies as follows:

                                                           Contract        Valuation as of     Unrealized
                        Contracts to Sell   Exchange Date  Amount (000s)   August 31, 1996    Depreciation
                        ----------------------------------------------------------------------------------
                        Swedish Krona (SEK) 9/2/96         4,673 SEK          $705,529          $1,562

21  Oppenheimer Main Street Income & Growth Fund

================================================================================
6. Futures              The Fund may buy and sell interest rate futures
   Contracts            contracts in order to gain exposure to or protect
                        against changes in interest rates. The Fund may also
                        buy or write put or call options on these futures
                        contracts.
                           The Fund generally  sells futures  contracts to hedge
                        against  increases in interest  rates and the  resulting
                        negative  effect  on the value of fixed  rate  portfolio
                        securities. The Fund may also purchase futures contracts
                        to gain exposure to changes in interest  rates as it may
                        be more efficient or cost effective than actually buying
                        fixed income securities.
                           Upon  entering into a futures  contract,  the Fund is
                        required  to deposit  either  cash or  securities  in an
                        amount (initial margin) equal to a certain percentage of
                        the  contract  value.   Subsequent  payments  (variation
                        margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
                           Securities held in  collateralized  accounts to cover
                        initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.
                           Risks of entering into futures contracts (and related
                        options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                        At August 31, 1996, the Fund had outstanding futures contracts as follows:

                                               Expiration  Number of     Valuation as of     Unrealized
                        Contracts to Buy       Date        Contracts     August 31, 1996    Depreciation
                        --------------------------------------------------------------------------------
                        Standard & Poor's 500   9/20/96      305           $99,330,875        $762,500

================================================================================
7. Illiquid and         At August 31, 1996, investments in securities
   Restricted           included issues that are illiquid or restricted. The
   Securities           securities are often purchased in private placement
                        transactions,  are not  registered  under the Securities
                        Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid or restricted securities. The aggregate value of these securities subject to this limitation at August 31, 1996 was $100,000, which represents less than 0.01% of the Fund's net assets. Information concerning these securities is as follows:


                                                                                                         Valuation Per Unit
                        Security                                 Acquisition Date        Cost Per Unit   As of August
31, 1996
                        ------------------------------------------------------------------------------------------------------
                        Physicians Clinical Laboratory, Inc.,    1/12/94-10/25/95        $1.06               $0.10
                        7.50% Cv. Sub. Debs., 8/15/00

                        22  Oppenheimer Main Street Income & Growth Fund

                                   Appendix A

                             DESCRIPTION OF RATINGS

Ratings of Investments

Description of Moody's Investors Service, Inc. Bond Ratings

Aaa: Bonds which are rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated "Baa" are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds which are rated "C" can be regarded as having extremely poor prospects of ever retaining any real investment standing.

Description of Standard & Poor's Bond Ratings

AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C, D: Bonds on which no interest is being paid are rated "C." Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

Description of Fitch Investors Service, Inc. Ratings

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity through the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery of these bonds, and "D" represents the lowest potential for recovery.

Plus (+) Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

Duff & Phelps' Ratings

Long-Term Debt and Preferred Stock

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk- free US Treasury debt.

AA+, AA & AA- High credit quality protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A & A- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB & BBB- Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB & BB- Below investment grade but deemed to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

B+, B & B- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade.

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations issuer failed to meet scheduled principal and/or interest payments.

DP Preferred stock with dividend arreages.

                                   Appendix B


                       Corporate Industry Classifications

Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Food
Gas Utilities
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Insurance
Leasing & Factoring Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
                                      B-1

Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking

Investment Adviser
     OppenheimerFunds, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Distributor
     OppenheimerFunds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Transfer Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1-800-525-7048

Custodian of Portfolio Securities
     The Bank of New York
     One Wall Street
     New York, New York 10015


Independent Auditors
     Deloitte & Touche LLP
     555 Seventeenth Street, Suite 3600
     Denver, Colorado 80202-3942

Legal Counsel
     Myer, Swanson, Adams & Wolf, P.C.
     1600 Broadway
     Denver, Colorado 80202

Oppenheimer
Main Street California Municipal Fund

Prospectus dated November 1, 1996

         Oppenheimer Main Street California Municipal Fund, a series of Oppenheimer Main Street Funds, Inc., is a mutual fund that seeks as high a level of current income which is exempt from Federal and California personal income taxes as is available from investing in Municipal Securities while attempting to preserve capital. Please refer to "Investment Policies and Strategies" for more information about the types of securities the Fund invests in and the risks of investing in the Fund.

         This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the November 1, 1996, Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

                                                      (Oppenheimer Funds logo)

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

                  ABOUT THE FUND
3                 Expenses
5                 A Brief Overview of the Fund
7                 Financial Highlights
10                Investment Objectives and Policies
11                Investment Risks
13                Investment Techniques and Strategies
19                How the Fund is Managed
22                Performance of the Fund

                  ABOUT YOUR ACCOUNT
25                How to Buy Shares
                  Class A Shares
                  Class B Shares
34                Special Investor Services
                  AccountLink
                  Automatic Withdrawal and Exchange Plans
                  Reinvestment Privilege
36                How to Sell Shares
                  By Mail
                  By Telephone
                  By Checkwriting
39                How to Exchange Shares
40                Shareholder Account Rules and Policies
42                Dividends, Capital Gains and Taxes
A-1               Appendix A: Special Sales Charge Agreements


ABOUT THE FUND

Expenses

   The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's operating expenses that you might expect to bear indirectly. The calculations are based on the Fund's expenses during its fiscal year ended June 30, 1996.

         o Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account" from pages 25 through 42 for an explanation of how and when these charges apply.

                                Class A          Class B
                                Shares           Shares
--------------------------------------------------------------------------
Maximum Sales                   4.75%            None
Charge on Purchases
(as a % of offering price)
-------------------------------------------------------------------------
Maximum Deferred Sales Charge   None(1)          5% in the first year,
(as a % of the lower of the                      declining to 1% in
original purchase price or                       the six year and
redemption proceeds)                             eliminated thereafter(2)
-------------------------------------------------------------------------
Maximum Sales Charge on
Reinvested Dividends            None             None
-------------------------------------------------------------------------
Redemption Fee                  None(3)          None(3)
-------------------------------------------------------------------------
Exchange Fee                    None             None

(1)If you invest $1 million or more in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Buying Class A Shares," below.

(2) See "How to Buy Shares - Buying Class B Shares," below for more

                                       -3-




information on the contingent deferred sales charge.

(3) There is a $10 transaction fee for redemptions paid by Federal Funds wire but not for redemptions paid by check or ACH transfer through AccountLink. See "How to Sell Shares," below.

         o Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

                          Annual Fund Operating Expenses
                    (as a Percentage of Average Net Assets):

                                  Class A                Class B
                                  Shares                 Shares
-------------------------------------------------------------------
Management Fees                    .40%                    .40%
-------------------------------------------------------------------
12b-1 Plan Fees                    None                   1.00%
-------------------------------------------------------------------
Other Expenses                     .18%                    .20%
-------------------------------------------------------------------
Total Fund Operating Expenses      .58%                   1.60%


     The numbers in the chart above are projections of the Fund's business expenses based on the Fund's expenses in its fiscal year ended June 30, 1996 These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The "12b-1 Distribution Plan Fees" for Class B shares are the Distribution and Service Plan Fees (Service Plan fee of 0.25%) and the asset-based sales charge of 0.75%. The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including the actual amount of the assets represented by each class of shares.

         o Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                   1 year     3 years       5 years       10 years(1)
-------------------------------------------------------------------
Class A Shares     $53        $65           $ 78          $117
-------------------------------------------------------------------
Class B Shares     $66        $81           $107          $137

         If you did not redeem your investment, it would incur the following expenses:

Class A Shares     $53        $65           $ 78           $117
-------------------------------------------------------------------
Class B Shares     $16        $51           $ 87           $137

(1)In the first example, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the second example, Class A expenses include the initial sales charges but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Because of the asset-based sales charge and contingent deferred sales charge, long-term Class B shareholders could pay the economic equivalent of an amount greater than the maximum front-end sales charge allowed under applicable regulatory requirements. The automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares - Buying Class B Shares" for more information.

         These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which may be more or less than those shown.

A Brief Overview of the Fund

         Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

         o What is the Fund's Investment Objective? The Fund's investment objective is to seek as high a level of current income which is exempt from Federal and California personal income taxes as is available from investing in Municipal Securities while attempting to preserve capital.

         o What Does the Fund Invest In? To seek its investment objective, the Fund primarily invests in investment-grade municipal securities, the interest of which is exempt from Federal and California individual income tax. The Fund may also use hedging instruments and certain derivative investments to try to manage investment risks. These investments are more fully explained in "Investment Objective and Policies" starting on page 10.

         o Who Manages the Fund? The Fund's investment adviser (the "Manager") is OppenheimerFunds, Inc. which (including a subsidiary) manages investment company portfolios currently having over $50 billion in assets. The Manager is paid an advisory fee by the Fund, based on its assets. The Fund's portfolio manager is Jerry A. Webman, who is employed by the Manager. He is primarily responsible for the selection of the Fund's securities. The Fund's Board of Directors, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How the Fund is Managed," starting on page 17 for more information about the manager and its fees.


         o How Risky is the Fund? All investments carry risks to some degree. The Fund's investments in municipal bonds are subject to changes in their value from a number of factors such as changes in general bond market movements, the change in value of particular bonds because of an event affecting the issuer, or changes in interest rates that can affect bond prices. These changes affect the value of the Fund's investments and its price per share. The fact that the Fund concentrates its investments in California Municipal Securities and that the Fund is permitted to invest in a single issuer or a small number of issuers entails greater risk than an investment in a diversified investment company. In the

Oppenheimer funds spectrum, the Fund is generally more conservative than high yield bond funds, but more aggressive than money market funds. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the Fund's portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objectiveand your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Risks" starting on page 11 for a more complete discussion.

         o How Can I Buy  Shares?  You can buy  shares  through  your  dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How to Buy Shares" on page 25 for more details.

         o Will I Pay a Sales Charge to Buy Shares? The Fund has two classes of shares. Both classes have the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 4.75%, and reduced for larger purchases. Class B shares are offered without a front-end sales charge, but if you sell your shares within six years, you will normally pay a contingent deferred sales charge that varies depending on how long you owned your shares. There is also an annual asset-based sales charge on Class B shares. Please review "How to Buy Shares" starting on page 25 for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

         o How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer, or by writing a check against your Fund account (available for Class A shares only). Please refer to "How to Sell Shares" on page 36. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page 39.

         o How Has the Fund Performed? The Fund measures its performance by quoting its yield, average annual total return and cumulative total return, which measure historical performance. Those yields and returns can be compared to the yields and returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to a broad market index, which we have done on page 24. Please remember that past performance does not guarantee future results.


Financial Highlights


The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. The Fund recently changed its fiscal year end from June 30 to August 31 and information for both the fiscal year ended June 30, 1996 and the fiscal period ended August 31, 1996 is included in that table. This information has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose reports on the Fund's financial statements for the fiscal year ended June 30, 1996 and the fiscal period ended August 31, 1996, are included in the Statement of Additional Information.

                                                              ----------------------------------------------------------------------
                                                              Financial Highlights

                                                              Class A
                                                              ----------------------------------------------------------------------
                                                             Two Months
                                                               Ended
                                                              August 31,      Year Ended June 30,
                                                              1996(2)         1996            1995            1994        1993
-----------------------------------------------------------------------------------------------------------------------------------
------------------
Per Share Operating Data:
Net asset value, beginning of period                          $12.15          $12.09          $11.82         $12.66       $12.05
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                            .12             .73             .73             .75         .80
Net realized and unrealized gain (loss)                          .01             .07             .27            (.80)        .64
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                                       .13             .80            1.00            (.05)         1.44
----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                            (.12)           (.73)           (.69)           (.73)        (.81)
Dividends in excess of net investment
income                                                            --              --            (.04)           (.03)         --
Distributions from net realized gain                              --           --(5)           --              --           (.02)
Distributions in excess of net realized gain                      --            (.01)             --            (.03)         --
----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                                 (.12)           (.74)           (.73)           (.79)       (.83)
--------------------------------------------------------==========================================================================
Net asset value, end of period                                $12.16          $12.15          $12.09          $11.82       $12.66

==========================================================================

---------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(6)                            1.12%           6.73%           8.93%          (0.60)%       12.53%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                     $76,817         $76,913         $78,134        $79,555        $72,387
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                            $77,584         $78,676         $76,148       $81,741        $54,840
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                          6.00%(7)        5.99%           6.27%        6.09%        6.46%
Expenses(8)                                                    0.57%(7)        0.58%           0.57%         0.53%      0.39%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                                      1.4%           33.1%           14.2%           20.2%        5.8%



                                                                      ----------------------------------------------------

                                                                      ----------------------------------------------------

                                                                        1992                     1991                   1990(3)
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning of period                                    $11.61                   $11.56              $11.43
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                      .82                      .83(4)           .06(4)
Net realized and unrealized gain (loss)                                    .45                      .05              .13
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                                                1.27                      .88                 .19
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                                      (.82)                    (.83)
(.06)
Dividends in excess of net investment
income                                                                      --                       --                     --
Distributions from net realized gain                                      (.01)                      --                     --
Distributions in excess of net realized gain                                --                       --                     --
----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                                           (.83)                    (.83)                  (.06)
-------------------------------------------------------------------===============================================================
Net asset value, end of period                                          $12.05                   $11.61                $11.56

================================================================
-----------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(6)                                     11.21%                    7.94%                 1.95%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                               $40,055                  $13,924                $2,027
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                      $26,304                  $ 6,661                $1,685
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                                    6.74%                    6.94%                5.48%(7)
Expenses(8)                                                              0.32%                     0.33%(4)            0.20%(4)(7)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                                               25.7%                    14.6%               0.0%




                                                        ---------------------------------------------------------------


                                     Class B
                                                        ---------------------------------------------------------------
                                   Two Months
                                      Ended
                                                             August 31,     Year Ended June 30,
                                                               1996(2)         1996            1995            1994(1)
-----------------------------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning of period                         $12.14          $12.08          $11.80          $12.90
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                           .10             .61             .62             .38
Net realized and unrealized gain (loss)                        --               .07             .27           (1.07)
-----------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                                      .10             .68             .89            (.69)
-----------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                           (.10)           (.61)           (.57)           (.37)
Dividends in excess of net investment
income                                                           --              --            (.04)           (.01)
Distributions from net realized gain                             --             --  (5)          --              --
Distributions in excess of net realized gain                     --            (.01)             --            (.03)
-----------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                                (.10)           (.62)           (.61)           (.41)
--------------------------------------------------------===============================================================
Net asset value, end of period                               $12.14          $12.14          $12.08          $11.80

===============================================================

-----------------------------------------------------------------------------------------------------------------------
Total Return, At Net Asset Value(6)                           0.85%           5.66%           7.90%
(5.42)%
-----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                     $5,928          $5,442          $2,648          $1,203
-----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                            $5,767          $3,848          $1,904            $649
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                         4.92%(7)        4.94%           5.17%
4.91%(7)
Expenses(8)                                                   1.62%(7)        1.60%           1.55%           1.62%(7)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                                     1.4%           33.1%           14.2%           20.2%

1. For the period from October 29, 1993 (inception of offering) to June 30, 1994.

2. The Fund changed its fiscal year end from June 30 to August 31.

3. For the period from May 18, 1990 (commencement of operations) to June 30, 1990.

4. Net investment income would have been $0.82 and $0.04 per share in 1991 and 1990 absent the voluntary expense assumption, resulting in an expense ratio of 0.42% and 1.93%, respectively.

5. Less than $0.005 per share.

6. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

7. Annualized.

8. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

9. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1996 were $2,272,749 and $1,109,040, respectively.

Oppenheimer Main Street California Municipal Fund

Investment Objective and Policies


Objective. The Fund invests its assets to seek as high a level of current income which is exempt from Federal and California personal income taxes as is available from investing in Municipal Securities (defined below), while attempting to preserve capital.


Investment Policies and Strategies. The Fund seeks its objective by following the fundamental policy of investing, under normal market conditions, at least 80% of its total assets in California Municipal Securities.

         Dividends paid by the Fund derived from interest attributable to California Municipal Securities will be exempt from Federal individual income taxes. Such dividends will also be exempt from California personal income taxes provided that at the close of each quarter, at least 50% of the value of the Fund's assets are invested in obligations the interest of which is exempt from taxation under California law when held by an individual. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from Federal individual income tax, but will be subject to California personal income taxes. Any net interest income on taxable investments and repurchase agreements will be taxable as ordinary income when distributed to shareholders.

         o Can the Fund's Investment Objective and Policies Change?
The Fund has an investment objective, which is described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objective is a fundamental policy.

         Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Board of Directors of Oppenheimer Main Street Funds, Inc. may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.


         o Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund generally will not engage in the trading of securities for the purpose of realizing short-term gains, but the Fund may sell securities as the Manager deems advisable to take advantage of differentials in yield to seek to accomplish the Fund's investment objective. The "Financial Highlights," above, show the Fund's portfolio turnover rate during past fiscal years. While short-term trading increases portfolio turnover and may increase the Fund's transaction costs, the Fund incurs little or no brokerage costs because most of the Fund's portfolio transactions are principal trades without brokerage commissions.

Investment Risks.

All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks, and the special risks of certain types of investments that the Fund may hold are described below. They affect the value of the Fund's investments, its investment performance, and the prices of its shares. These risks collectively form the risk profile of the

Fund.

        Because of the types of securities the Fund invests in and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. It is not intended for investors seeking assured income. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased, and in some cases by using hedging techniques, changes in overall market prices can occur at any time, and because the income earned on securities is subject to change, there is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them.


         o Special Considerations - California Municipal Securities. Because the Fund concentrates its investments in California Municipal Securities, the market value and marketability of such Municipal Securities and the interest income to the Fund from them could be adversely affected by a default or a financial crisis relating to any of such issuers. Investors should consider these matters as well as economic trends in California, summarized in the Statement of Additional Information under "Special Investment Considerations - California Municipal Securities."

         o Interest Rate Risks. In addition to credit risks, described below, Municipal Securities are subject to changes in value due to changes in prevailing interest rates. When prevailing interest rates fall, the values of outstanding Municipal Securities generally rise and (if purchased at principal amount) would sell at a premium. Conversely, when interest rates rise, the values of outstanding Municipal Securities generally decline and (if purchased at principal amount) would sell at a discount. The magnitude of these fluctuations will be greater when the average maturity of the portfolio is longer. Changes in the value of Municipal Securities held in the Fund's portfolio arising from changes in interest rates will not affect interest income derived from these securities but will affect the Fund's net asset value per share.

         o  Credit Risks.  Municipal Securities are also subject to credit risks.  Credit risk relates to the ability of the issuer of a Municipal Security to make interest or principal payments on the security as they become due. The economic and other factors that can affect that ability are summarized in the Statement of Additional Information under "Special Investment Considerations- California Municipal Securities." While the Manager may rely to some extent on credit ratings by nationally recognized rating agencies, such as Standard & Poor's Corporation ("Standard & Poor's"), Fitch Investors Service, Inc. ("Fitch") Duff & Phelps, Inc. ("Duff & Phelps") or Moody's Investor Services, Inc. ("Moody's"), in evaluating the credit risk of securities selected for the Fund's portfolio, it may also use its own research and analysis. However, many factors affect an issuer's ability to make timely payments, and there can be no assurance that the credit risks of a particular security will not change over time.

         o There are special risks in investing in derivative investments. The Fund can invest in a number of different kinds of "derivative" investment. In general, a "derivative investment" is a specially designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument.
Also, the underlying investment or security might not perform the way the Manager expected it to perform. Markets, underlying securities and indices may move in a direction not anticipated by the Manager. Performance of derivative investments may also be influenced by interest rate and stock market changes in the U.S. and abroad. All of this can mean that the Fund will realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may be illiquid. Please refer to "Illiquid and Restricted Securities."

         o Non-diversification. The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "Investment Company Act") so that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act. An investment in the Fund therefore will entail greater risk than an investment in a diversified investment company because a higher percentage of investments among fewer issuers may result in greater credit risk exposure to a smaller number of issuers, and greater fluctuation in the total market value of the Fund's portfolio, and economic, political or regulatory developments may have a greater impact on the value of the Fund's portfolio than would be the case if the portfolio were diversified among more issuers. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), pursuant to which: (1) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets may be invested in the securities of a single issuer and the Fund must not own more than 10% of the outstanding voting securities of a single issuer.


         o Hedging instruments can be volatile investments and may involve special risks. The Fund may invest in a number of hedging instruments. The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option. Such losses might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

         Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment). Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional Information

Investment Techniques and Strategies.

The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that are designed to reduce some of the risks.

         o Municipal Securities. Municipal Securities are municipal bonds, municipal notes and municipal commercial paper, certificates of participation and other debt obligations issued by or on behalf of the State of California, other states and the District of Columbia, their political subdivisions, or any commonwealth, territory or possession of the United States, or their respective agencies, instrumentalities or authorities, the interest from which, in the opinion of bond counsel to the respective issuer at the time of issue, is not subject to Federal individual income tax. California Municipal Securities are obligations of the State of California and its political subdivisions, and their respective agencies, authorities or instrumentalities, the interest from which, in the opinion of bond counsel to the respective issuer at the time of issue, is not includable in gross income for purposes of the California personal income tax. From time to time the Fund may purchase private activity municipal securities, the interest from which may be subject to Federal alternative minimum tax; although no independent investigation will be made by the Manager as to the users of proceeds of bond offerings or the application of such proceeds. It is anticipated that under normal market conditions, the Fund's portfolio will have an average weighted maturity of approximately 7 to 30 years. During periods when the Fund is defensively invested in municipal notes and municipal commercial paper, the average weighted maturity of the Fund's portfolio may decline to 3 to 4 years.

         "Municipal bonds" are Municipal Securities that have a maturity when issued of one year or more and "municipal notes" are Municipal Securities that have a maturity when issued of less than one year. The two principal classifications of Municipal Securities are "general obligations" (secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest) and "revenue obligations" (payable only from the revenues derived from a particular facility or class of facilities, or specific excise tax or other revenue source). The Fund may invest in Municipal Securities of both classifications.

         o Investments in Taxable Securities and Temporary Defensive Investment Strategy. Under normal market conditions, the Fund may invest up to 20% of its assets in taxable investments, including (i) certain "Temporary Investments" (described immediately below); (ii) covered call options and hedging instruments (described in "Hedging" below); and (iii) repurchase agreements (explained below).

         For temporary defensive purposes, the Fund may invest an unlimited amount of assets in: (i) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (ii) cash equivalents; (iii) commercial paper rated in the highest category by an established rating agency; (iv) short-term debt obligations; (v) certificates of deposit of domestic banks with assets of $1 billion or more; or (vi) repurchase agreements. To the extent the Fund assumes a temporary defensive position, a portion of the Fund's distributions may be subject to Federal and state income taxes and the Fund may not achieve its objective.

         o Municipal Lease Obligations. The Fund may invest in certificates of participation, which are tax-exempt obligations that evidence the holder's right to share in lease, installment loan or other financing payments by a public entity. Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may be applicable to Municipal Securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources; such revenue may be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed. While some municipal lease securities may be deemed to be "illiquid" securities (the purchase of which would be limited as described below in "Illiquid and Restricted Securities"), from time to time the Fund may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Corporation's Board of Directors. See "Investment Objective and Policies - Municipal Securities - Municipal Lease Obligations" in the Statement of Additional Information for more details.

         o Floating Rate/Variable Rate Obligations.  Some of the
Municipal Securities the Fund may purchase may have variable or floating interest rates. Variable rates are adjusted at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury bill rate. Such obligations may be secured by bank letters of credit or other credit support arrangements.

         |X| Inverse Floaters and Other Derivative Investments. The Fund may invest in variable rate bonds known as "inverse floaters." Yields on inverse floaters move in the opposite direction from short-term interest rates. As interest rates rise, inverse floaters produce less current income. Prices of inverse floaters may be more volatile than the price of a comparable fixed-rate security. Inverse floaters are a type of "derivative security," which is a specially designed investment whose performance is linked to the performance of another security or investment. Some inverse floaters have a "cap" whereby if interest rates rise above the "cap," the security pays additional interest income. If rates do not rise above the "cap," the Fund will have paid an additional amount for a feature that proves worthless. The Fund may also invest in municipal derivative securities that pay interest that depends on an external pricing mechanism. Examples are interest rate swaps or caps and municipal bond or swap indices. The Fund anticipates that it would invest no more than 10% of its total assets in inverse floaters or such other municipal derivative securities. Derivative Securities are subject to special risks described in "Investment Risks," above.

         o Ratings of Municipal Securities. Municipal Securities purchased by the Fund must be rated at the time of purchase within the four highest rating categories assigned by Moody's, Standard & Poor's, Duff & Phelps or Fitch (or other similar rating organizations) or, if unrated, judged by the Manager to be of comparable quality to Municipal Securities rated within such grades. See Appendix A of the Statement of Additional Information for a description of these ratings. Investments in unrated Municipal Securities will not exceed 20% of the Fund's total assets. Not more than 25% of the Fund's total assets will be invested in Municipal Securities that are (a) municipal bonds rated either "Baa" by Moody's or "BBB" by either Standard & Poor's, Fitch or Duff & Phelps, (b) municipal notes rated "SP-2" by Standard & Poor's, "MIG2" by Moody's or "F-2" by Fitch, or (c) if unrated Municipal Securities, judged by the Manager to be of comparable quality to Municipal Securities rated within the grades described in (a) or (b) above, because such Municipal Securities, although investment grade, may be subject to greater market fluctuations and risks of loss of income and principal than higher-rated Municipal Securities, and may be considered to have some speculative characteristics. A reduction in the rating of a security after its purchase by the Fund will not require the Fund to dispose of such security. Securities that have fallen below investment grade entail a greater risk that the ability of the issuers of such securities to meet their debt obligations will be impaired.

         o Special Risk Considerations - Borrowing. The Fund may not borrow in excess of 10% of the value of its total assets and it cannot make any investment when borrowings exceed 5% of its total assets, and it may borrow only as a temporary measure for extraordinary or emergency purposes. Interest on borrowed money is an expense the Fund would not otherwise incur, so that it may have substantially reduced net investment income during periods of substantial borrowings. Under the Investment Company Act, the Fund can borrow only if it maintains a 300% ratio of net assets to borrowings at all times.

Other Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that may help to reduce some of the risks.

         |X| When-Issued and Delayed Delivery Transactions. The Fund may purchase Municipal Securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. "When-issued" and "delayed delivery" refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. The Fund does not intend to make such purchases for speculative purposes. During the period between the purchase and settlement, no payment is made for the security and no interest accrues to the buyer from the investment. There may be a risk of loss if the value of the security declines prior to the settlement date.

         o Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements to generate income, for liquidity purposes to meet anticipated redemptions, pending the investment of proceeds from sales of Fund shares, or pending settlement of purchases of portfolio investments. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the seller of the securities fails to pay the agreed-upon repurchase price on the delivery date, the Fund's risks may include any costs of disposing of the collateral for the agreement, and losses that might result from any delays in foreclosing on the collateral. Income earned on repurchase transactions is not tax-exempt and, accordingly, under normal market conditions, the Fund will limit its investments in repurchase transactions to 20% of its total assets. When the Fund assumes a temporary defensive position, there is no limit on the amount of its assets that may be subject to repurchase agreements maturing in seven days or less. Repurchase agreements having a maturity beyond seven days are subject to the percentage limitation on illiquid and restricted securities, discussed below. See "Repurchase Agreements" in the Statement of Additional Information for more details.

         |X| Illiquid and Restricted Securities. Under the policies and procedures established by the Board of Directors of Oppenheimer Main Street Funds, Inc., the Manager determines the liquidity of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (the Board may increase that limit to 15%). The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional buyers. The Manager monitors holdings of illiquid securities on an ongoing basis and at times the Fund may be required to sell some holdings to maintain adequate liquidity.


         o Puts and Stand-By Commitments. The Fund may acquire "stand-by commitments" or "puts" with respect to municipal obligations held in its portfolio. Under a stand-by commitment or put option, the Fund would have the right to sell specified securities at a specific price on demand to the issuing broker-dealer or bank. The Fund will acquire stand-by commitments or puts solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

         o Loans of Portfolio Securities. To attempt to raise income or to raise cash for liquidity purposes, the Fund may lend its portfolio securities to certain types of eligible borrowers approved by the Board of Directors. Each loan must be collateralized in accordance with applicable regulatory requirements. After any loan, the value of the securities loaned must not exceed 25% of the value of the Fund's net assets. There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund presently does not intend to engage in loans of securities in the coming year.

         o Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, and options on futures and broadly-based municipal bond indices, or enter into interest rate swap agreements. These are referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

         The Fund may buy and sell options and futures for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market. Writing covered call options may also provide income to the Fund for liquidity purposes, defensive reasons, or to raise cash to distribute to shareholders.

         o Futures.  The Fund may buy and sell futures  contracts that relate to
(1) interest rates (these are referred to as Interest Rate Futures), and (2) municipal bond indices (these are referred to as Municipal Bond Index Futures). At present, the Fund does not intend to enter into futures contracts and options on futures if, after any such practice, the sum of margin deposits on futures and premiums paid on futures would exceed 5% of the Fund's total assets. These types of Futures are described in "Hedging" in the Statement of Additional Information.

         o Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls).

         The Fund may buy calls only on debt securities, broadly-based municipal bond indices, Municipal Bond Index Futures and Interest Rate Futures, or to terminate its obligation on a call the Fund previously wrote. The Fund may write (that is, sell) covered call options. After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls. Calls the Fund buys or sells must be listed on a domestic securities or commodities exchange or quoted on the National Association of Securities Dealers' Automated Quotation System ("Nasdaq") of the Nasdaq Stock Market, Inc., or traded in the over-the-counter market. Each call the Fund writes must be "covered" while it is outstanding. The Fund must own the investment on which the call was written. The Fund may write calls on Futures contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised. A call or put option may not be purchased if the value of all of the Fund's put and call options would exceed 5% of the Fund's total assets.

         The Fund may buy and sell put options. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can buy only those puts that relate to (1) securities that the Fund owns, (2) municipal bond indices, and (3) Interest Rate Futures and Municipal Bond Index Futures whether or not the Fund owns the particular Future in its portfolio. Writing puts requires the segregation of liquid assets to cover the put. The Fund will not write a put if it will require more than 25% of the Fund's total assets to be segregated to cover the put obligation.

         o Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets of any type, including equity and debt securities of any grade, to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

Other Investment Restrictions. The Fund has other investment restrictions that are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following:

         o The Fund cannot lend money except in connection with the acquisition of debt securities which the Fund's investment policies and restrictions permit it to purchase; the Fund may also make loans of portfolio securities, subject to the restrictions stated under "Loans of Portfolio Securities"; or

         o The Fund cannot concentrate investments to the extent of 25% of its assets in any industry; however, there is no limitation as to investment in U.S. Government Securities, Municipal Securities or as to investment in obligations issued by the State of California or its subdivisions, agencies, authorities or instrumentalities; the Fund cannot invest in securities or any other investment other than Municipal Securities, temporary investments and Hedging Instruments.

         Unless the prospectus states that a percentage restriction applies continuously, it applies only at the time the Fund makes an investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Other investment restrictions are listed in "Investment Restrictions" in the Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund is one of two investment portfolios or "series" of Oppenheimer Main Street Funds, Inc. (the

"Corporation"), an open-end, management investment company organized as a Maryland corporation in 1987. The Fund commenced operations on May 18, 1990.

         The Corporation is governed by a Board of Directors, which is responsible under Maryland corporate law for protecting the interests of shareholders. The Directors meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Directors and Officers of the Corporation" in the Statement of Additional Information names the Directors and officers of the Fund and provides more information about them. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Director or to take other action described in the Fund's Articles of Incorporation.

         The Board of Directors has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has two classes of shares, Class A and Class B. Both classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Shares of each class may have separate voting rights on matters in which the interests of one class are different from the interests of another class, and only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable.

The Manager and Its Affiliates. The Fund is managed by the Manager, which chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Directors, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager, and describes the expenses that the Fund is responsible to pay to conduct its business.


         The Manager has operated as an investment adviser since 1959.

The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $55 billion as of September 30, 1996, and with more than 3 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

         o Portfolio Manager. The Portfolio Manager of the Fund is Jerry A. Webman. He is a Senior Vice President of the Manager. He has been the person responsible for the day-to-day management of the Fund's portfolio since April, 1996. Mr. Webman also serves as an officer and portfolio manager for other Oppenheimer funds. During the past five years, Mr. Webman was a Managing Director with Prudential Mutual Funds - Investment Management, Inc.

         o Fees and Expenses. Under the Investment Advisory Agreement the Fund pays the Manager monthly, at the annual rate of 0.55% of net assets. Pursuant to the Agreement, the Manager has agreed to waive a portion of the fee when the Fund's net assets are less than $100 million. The fee rate, reflecting this waiver, is 0.40% when net assets are $75 million or more but less than $100 million, 0.25% when net assets are $50 million or more but less than $75 million, 0.15% when net assets are $25 million or more but less than $50 million, and 0% when net assets are less than $25 million. When asset level breakpoints are reached, the fee applies to total net assets of the Fund, not only to assets in excess of such breakpoint. The Fund's management fee for its fiscal years ended June 30, 1996 and August 31, 1996 was 0.40% of average annual net assets.


         The Fund pays expenses related to its daily operations, such as custodian fees, Directors' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

         There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. Because the Fund purchases most of its portfolio securities directly from the sellers and not through brokers, it therefore incurs relatively little expense for brokerage. From time to time it may use brokers when buying portfolio securities. When deciding which brokers to use, the Manager is permitted by the investment advisory agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

         o The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Distributor. The Distributor also distributes the shares of the other "Oppenheimer funds" and is sub- distributor for funds managed by a subsidiary of the Manager.

         o The Transfer Agent. The Fund's transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover.


Performance of the Fund


Explanation of Performance Terminology. The Fund uses several types of yields and total returns to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different as a result of the different kinds of expenses each class bears. These returns and yields measure the performance of a hypothetical investment in the Fund over various periods, and do not show the performance of each shareholder's investment (which will vary if dividends and distributions are received in cash, or shares are sold or additional shares are purchased). The Fund's performance may be useful to help you see how well your investment has done and to compare it to other funds or a market index.

         It is important to understand that the Fund's yields and total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns and yields are calculated is contained in the Statement of Additional Information, which also contains information about indices and other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

         o Total Returns. There are different types of "total returns" used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

         When total returns are quoted for Class A shares, normally the current maximum initial sales charge has been deducted. When total returns are shown for Class B shares, normally the contingent deferred sales charge that applies to the period for which total return is shown has been deducted. Total returns may also be quoted at "net asset value," without considering the effect of the sales charge, and those returns would be less if sales charges were deducted.


         |X| Yield. Each class of shares calculates its yield by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. Tax-equivalent yield is the equivalent yield that would be earned in the absence of income taxes. It is calculated by dividing that portion of the yield that is tax-exempt by a factor equal to one minus the applicable tax rate. The yield of each class will differ because of the different expenses of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends of a class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend yields for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B shares do not reflect the deduction of the contingent deferred sales charge.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its fiscal years ended June 30, 1996 and August 31, 1996, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

         o Management's Discussion of Performance. During the fiscal year ended June 30, 1996 and the fiscal period ended August 31, 1996, the Fund's performance was affected by the weakening in the bond market caused by the interest rate increases in the past year. During the fiscal periods the Fund emphasized new investments in pre-refunded bonds (bonds that have escrowed money to repay bond holders) which have a relatively low sensitivity to changes in interest rates and decreased its holdings in municipal bonds trading at a discount (those bonds tend to be more sensitive to interest rate changes.) The Fund also reduced its average portfolio duration (a measure of the portfolio's price sensitivity to changes in the interest rates) which reduced the volatility of the Fund's share price as interest rates changed. The Fund's policy of seeking to maintain a steady dividend for its Class A shares did not materially affect portfolio management strategies.

         o Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in each class of shares of the Fund from the inception of the class held through June 30, 1996 and August 31, 1996, with all dividends and capital gains distributions reinvested in additional shares. The graphs reflect the deduction of the 4.75% maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge on Class B shares.

         Because the Fund invests in a variety of Municipal Securities, the Fund's performance is compared to the performance of the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is an unmanaged index of a broad range of investment grade municipal bonds widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index. Moreover, the index performance data does not reflect any assessment of the risk of the investments included in the index.

Comparison of Change
in Value of $10,000
Hypothetical Investments in:
Main Street California Municipal Fund
And Lehman Brothers Municipal Bond Index

                                                     [Graphs]

Past performance is not predictive of future performance.

Avg. Annual Total Return of the Fund at 6/30/96
---------------------------------------------------------------------
A Shares     1 Year               5 Year             Life of Class(1)
---------------------------------------------------------------------
             1.66%                6.58%              7.01%
---------------------------------------------------------------------

Avg. Annual Total Return of the Fund at 8/31/96
---------------------------------------------------------------------
A Shares    1 Year               5 Year             Life of Class(1)
---------------------------------------------------------------------
            1.12%                6.27%              7.00%
---------------------------------------------------------------------

Avg. Annual Total Return of the Fund at 6/30/96
---------------------------------------------------------------------
B Shares    1 Year               Life of Class(2)
---------------------------------------------------------------------
            0.66%               1.84%
---------------------------------------------------------------------

Avg. Annual Total Return of the Fund at 8/31/96
---------------------------------------------------------------------


B Shares    1 Year                Life of Class(2)
----------------------------------------------------------------------
            0.00%                2.04%
----------------------------------------------------------------------

1. The inception date of the Fund (Class A shares) was 5/18/90. The average annual total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions and are shown net of the applicable 4.75% maximum sales charge. The Fund's fiscal year end has changed from 6/30 to 8/31.

2. Class B shares of the Fund first publicly offered on 10/29/93. The average annual total return reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 5% and 3% contingent deferred sales charge the one year period and the life of the class, respectively. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge.

Past performance is not predicative of future performance. Graphs are not drawn to same scale.

ABOUT YOUR ACCOUNT

How to Buy Shares

Classes of Shares. The Fund offers investors two different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.


         o Class A Shares. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million. If you purchase Class A shares as part of an investment of at least $1 million in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge value will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares" below.

         o Class B Shares.  If you buy Class B shares, you pay no sales
                                      -27-
charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That sales charge varies depending on how long you own your shares as described in "Buying Class B Shares" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

         In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, and considered the effect of the annual asset-based sales charge on Class B expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, and the operating expenses borne by each class of shares, and which class of shares you invest in.

         The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares, and not a combination of shares of different classes.

         o How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on shares of Class B for which no initial sales charge is paid.

         o Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term.

         Class A shares might be more advantageous than Class B shares for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class B shares. If investing $500,000 or more, Class A shares may be more advantageous as your investment horizon approaches 3 years or more.

         And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares from a single investor.

         o Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

         Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed performance return stated above, and therefore, you should analyze your options carefully.

         o Are There Differences in Account Features That Matter To You? Because some account features may not be available to Class B shareholders, such as checkwriting, or other features (such as Automatic Withdrawal Plans) may not be advisable (because of the effect of the contingent deferred sales charge) for Class B shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. Share certificates are not available for Class B shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider.

         o How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class of shares than for selling another class. It is important that investors understand that the purpose of the Class B contingent deferred sales charge and the asset-based sales charge is the same as the purpose of the front-end sales charge on sales of Class A shares: that is, to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

         With Asset Builder Plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

         There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

         o How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The distributor may appoint certain servicing agents as The Distributor's agent to accept purchase (and redemption) orders. When you buy shares, be sure to specify Class A or Class B shares. If you do not choose, your investment will be made in Class A shares.

         o Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

         o Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, it is recommended that you discuss your investment first with a financial advisor to be sure that it is appropriate for you.
         o Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, to have the Transfer Agent to send redemption proceeds, or to transmit dividends and distributions to your bank account.

         Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

         o Asset Builder Plans. You may purchase shares of the Fund

(and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

         o At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado. In most cases, to enable you to receive that day's offering price, the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

         If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

         o Special Sales Charge Arrangements for Certain Persons. Appendix A in this prospectus sets forth conditions for the waiver of or exemption from sales charge or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the former Quest for Value Funds (as defined in that Appendix).

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:


                       Front-End               Front-End
                       Sales Charge            Sales Charge             Commission
                       as                      as                       as
                       Percentage              Percentage               Percentage
                       of Offering             of Amount                of Offering
Amount of Purchase     Price                   Invested                 Price
------------------------------------------------------------------------------------
Less than $50,000      4.75%                   4.98%                    4.00%
------------------------------------------------------------------------------------
$50,000 or more
but less than
$100,000              4.50%                   4.71%                    4.00%
------------------------------------------------------------------------------------
$100,000 or more
but less than
$250,000              3.50%                   3.63%                    3.00%
------------------------------------------------------------------------------------
$250,000 or more
but less than
$500,000              2.50%                   2.56%                    2.25%
------------------------------------------------------------------------------------
$500,000 or more
but less than
$1 million            2.00%                   2.04%                    1.80%


The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

         o Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more.

         The Distributor pays dealers of record commissions on those purchases in an amount equal to 1.0% of purchases. That commission will be paid only on the amount of those purchases in excess of $1 million that were not previously subject to a front-end sales charge and dealer commission.

         If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original offering price (which is the original net asset value) of the redeemed shares, whichever is less. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

         In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

         No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.

         o Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

         o Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

         Additionally, you can add together current purchases of Class

A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also include Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

         o Letter of Intent. Under a Letter of Intent, if you purchase Class A Shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares.
 The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

         o Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

         Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

         o the Manager or its affiliates;

         o present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

         o registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

         o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

         o employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

         o dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser for the purchase or sale of Fund shares);

         o directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;

         o accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts; or

         o any unit investment trust that has entered into an appropriate agreement with the Distributor.

         Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

         o shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

         o shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;

         o shares purchased and paid for with the proceeds of shares redeemed in the past 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or

         o shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.

         Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

         o to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

     o involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);

         o if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees in writing to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase).

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

         To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B Sales Charge," below.

         The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Years Since Beginning                     Contingent Deferred Sales Charge
of Month in which                         On Redemptions in That Year
Purchase Order Was Accepted               (As % of Amount Subject to Charge)
----------------------------------------------------------------------------
0-1
                                                     5.0%
----------------------------------------------------------------------------
1-2
                                                     4.0%
----------------------------------------------------------------------------
2-3
                                                     3.0%
----------------------------------------------------------------------------
3-4

                                                     3.0%

------------------------------------------------------------------
4-5
                                                     2.0%
------------------------------------------------------------------
5-6
                                                     1.0%
------------------------------------------------------------------
6 and following                                      None

         In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

         |X| Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A and Class B Shares" in the Statement of Additional Information.

         |X| Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to reimburse the Distributor for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class B shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class B shares.

         The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class B shares.

Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The asset-based sales charge and service fees increase Class B expenses by up to 1.00% of average net assets per year.

         The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class B shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the service fee on a quarterly basis. The Distributor pays sales commissions of 3.75% of the purchase price to dealers from its own resources at the time of sale. The Distributor retains the asset-based sales charge to recoup the sales commissions it pays, the advances of service fee payments it makes, and its financing or other distribution costs.

         Because the Distributor's actual expenses in selling Class B shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plan for Class B shares. Those expenses may be carried over and paid in future years. If the Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for certain expenses it incurred before the Plan was terminated.

         o Waivers of Class B Sales Charge. The Class B contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B shares redeemed in certain circumstances, as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

         Waivers for Redemptions of Shares in Certain Cases. The Class B contingent deferred sales charges will be waived for redemptions of shares in the following cases:

         o following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary (the disability must have occurred after the account was established and you must provide evidence of a determination of disability by the Social Security Administration);

         o shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below

         o shares sold to the Manager or its affiliates;

         o shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or

         o shares issued in plans of reorganization to which the Fund is a party


Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

         AccountLink privileges should be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

         o Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

         o PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

         o Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

         o Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

         o Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

         o Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

         o Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased with an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

How to Sell Shares

         You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing, by using the Fund's checkwriting privilege or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the Transfer Agent first, at 1-800-525- 7048, for assistance.

         o Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

         o You wish to redeem more than $50,000 worth of shares and receive a check
         o The redemption check is not payable to all shareholders listed on the account statement
         o The redemption check is not sent to the address of record on your account statement
         o Shares are being transferred to a Fund account with a different owner or name
         o Shares are redeemed by someone other than the owners (such as an Executor)

         o Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Selling Shares by Mail. Write a "letter of instructions" that includes:

         o Your name
         o The Fund's name
         o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling o The signatures of all registered owners exactly as the account is registered, and
         o Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests by mail:
   OppenheimerFunds Services
   P.O. Box 5270, Denver, Colorado 80217

Send courier or Express Mail requests to:
   OppenheimerFunds Services
   10200 E. Girard Avenue, Building D
   Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. You may not redeem shares held under a share certificate by telephone.

         o To redeem shares through a service representative, call 1-
800-852-8457
         o To redeem shares automatically on PhoneLink, call 1-800-533-
3310

         Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

         o Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

         o Telephone Redemptions Through AccountLink or By Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

         Shareholders may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account. The bank must be a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please call your dealer for more information about this procedure. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

Checkwriting. To be able to write checks against your Fund account, you may request that privilege on your account Application or you can contact the Transfer Agent for signature cards, which must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund, simply call 1-800-525-7048 to request checkwriting for an account in this Fund with the same registration as the previous checkwriting account.

         o Checks can be written to the order of whomever you wish, but may not be cashed at the Fund's bank or custodian.

         o Checkwriting privileges are not available for accounts holding Class B shares, or Class A shares that are subject to a contingent deferred sales charge.

         o Checks must be written for at least $100.

         o Checks cannot be paid if they are written for more than your account value.

         Remember: your shares fluctuate in value and you should not write a check close to the total account value.

         o You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.

         o Don't use your checks if you changed your Fund account number.

How to Exchange Shares

         Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

         o Shares of the fund selected for exchange must be available for sale in your state of residence

         o The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege

         o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day

         o You must meet the minimum purchase requirements for the fund you purchase by exchange

         o Before exchanging into a fund, you should obtain and read its prospectus

         Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc., offers only one class of shares which are considered to be "Class A" shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.


         Exchanges may be requested in writing or by telephone:

         o Written Exchange Requests. Submit an OppenheimerFunds
Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell
Shares."

         o Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852- 8457 or by using PhoneLink for automated exchanges by calling 1- 800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

         You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

         There are certain exchange policies you should be aware of:

         o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.

         o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

         o The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

         o For tax purposes, exchanges of shares involve a redemption of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

         o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

         o Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange which is normally 4:00 p.m., but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Corporation's Board of Directors has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

         o The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Directors at any time the Board believes it is in the Fund's best interest to do so.

         o Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

         o The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

         o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

         o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

         o The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A and Class B shares. Therefore, the redemption value of your shares may be more or less than their original cost.

         o Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within seven (7) days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker/dealer, payment will be forwarded within three (3) business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

         o Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

         o Under unusual circumstances, shares of the Fund may be redeemed "in kind", which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

         o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

         o The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain Class A and Class B shares.

         o To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A and Class B shares from net tax-exempt income and/or net investment income each regular business day and pays those dividends to shareholders monthly on a date selected by the Board of Directors. Daily dividends will not be declared or paid on newly purchased shares until Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. The amount of dividends and distributions may vary from time to time, depending upon market conditions, the composition of the Fund's portfolio, and expenses borne by that class. It is expected that distributions paid with respect to Class A shares will generally be higher than for Class B shares because expenses allocable to Class B shares will generally be higher. During the Fund's fiscal years ended June 30, 1996 and August 31, 1996, the Fund maintained the practice, to the extent consistent with the amount of the Fund's net investment income and other distributable income, of attempting to pay dividends on Class A shares at a constant level, although the amount of such dividends was subject to change from time to time depending on market conditions, the composition of the Fund's portfolio and expenses borne by the Fund. The Board of Directors may change the level of dividends at any time without notice to shareholders.

Capital Gains. Although the Fund does not seek capital gains, the Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year. Short-term capital gains are treated as taxable dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:

         o Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
         o Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
         o Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.
         o Reinvest Your Distributions in Another Oppenheimer Funds

Account. You can reinvest all distributions in another Oppenheimer fund account you have established.

Taxes. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Dividends paid from short-term capital gains are taxable as ordinary income. Dividends paid from net investment income earned by the Fund on Municipal Securities will be excludable from your gross income for Federal income tax purposes. A portion of the dividends paid by the Fund may be an item of tax preference if you are subject to alternative minimum tax. Distributions are subject to federal income tax and may be subject to state or local taxes. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same. Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year as well as the amount of your tax-exempt income.

         o "Buying a Dividend": When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or a taxable capital gain.

         o Taxes on Transactions: Even though the Fund seeks tax-exempt income for distribution to shareholders, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

         o Returns of Capital: In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

         This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

                                   APPENDIX A

         Special Sales Charge Arrangements for Shareholders of the Fund
            Who Were Shareholders of the Former Quest for Value Funds


         The initial and contingent sales charge rates and waivers for Class A and Class B shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or (ii) received by such shareholder pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.

Class A Sales Charges

o Reduced Class A Initial Shares Charge Rates for Certain Former
Quest Shareholders

o Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.



                      Front-End                  Front-End
                      Sales                      Sales                     Commission
                      Charge                     Charge                    as
                      as a                       as a                      Percentage
Number of             Percentage                 Percentage                of
Eligible Employees    of Offering                of Amount                 Offering
or Members            Price                      Invested                  Price
------------------------------------------------------------------------------------
9 or fewer            2.50%                      2.56%                     2.00%
------------------------------------------------------------------------------------
At least 10 but not
  more than 49       2.00%                       2.04%                     1.60%

         For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on pages 29 and 30 of this Prospectus.

         Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

o Special Class A Contingent Deferred Sales Charge Rates

Class A shares of the Fund purchased by exchange of shares of other Oppenheimer funds that were acquired as a result of the merger of Former Quest for Value Funds into those Oppenheimer funds, and which shares were subject to a Class A contingent deferred sales charge prior to November 24, 1995, will be subject to a contingent deferred sales charge at the following rates: if they are redeemed within 18 months of the end of the calendar month in which they were purchased, at a rate equal to 1.0% if the redemption occurs within 12 months of their initial purchase and at a rate of 0.50 of 1.0% if the redemption occurs in the subsequent six months. Class A shares of any of the Former Quest Fund for Value Funds purchased without an initial sales charge on or before November 22, 1995 will continue to be subject to the applicable contingent deferred sales charge in effect as of that date as set forth in the then-current prospectus for such fund.

o Waiver of Class A Sales Charges for Certain Shareholders

Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

         o Shareholders of the Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

         o Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

o Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions

The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

         o Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under the law.

Class A and Class B Contingent Deferred Sales Charge Waivers

o Waivers for Redemptions of Shares Purchased Prior to March 6,
1995

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A or B shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995: in connection with (i) withdrawals under an automatic withdrawal plan holding only Class B shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (ii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

o Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995.

In the following case, the contingent deferred sales charge will be waived for redemptions of Class A or B shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995:
(1) redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (2) withdrawals under an automatic withdrawal plan (but only for Class B shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (3) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A or B shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.
                                      -57-

                            APPENDIX TO PROSPECTUS OF
                Oppenheimer Main Street California Municipal Fund



         Graphic material included in Prospectus of Oppenheimer Main Street California Municipal Fund: "Comparison of Total Return of
Oppenheimer Main Street California Municipal Fund and the Lehman
Brothers Municipal Bond Index - Change in Value of a $10,000
Hypothetical Investment"

         A linear graph will be included in the Prospectus of Oppenheimer Main Street California Municipal Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. In the case of the Fund's class A shares, that graph will cover the period from the commencement of the Fund's operations (May 18, 1990) through June 30, 1996 and August 31, 1996 and in the case of Class B shares the graph will cover the period from the inception of the class (October 29, 1993) through June 30, 1996 and August 31, 1996. The graphs will compare such values with hypothetical $10,000 investments over the same time periods in the Lehman Brothers Municipal Bond Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the Lehman Brothers Municipal Bond Index, is set forth in the Prospectus under "Performance of the Fund - Comparing the Fund's Performance to the Market."

Fiscal Year                     Oppenheimer Main Street                                   Lehman Brothers
(Period) Ended                  California Municipal Fund A                               Municipal Bond Index
--------------                  ----------------------------                              --------------------
5/18/90                         $ 9,525                                                   $10,000
6/30/90                         $ 9,683                                                   $10,088
6/30/91                         $10,446                                                   $10,997
6/30/92                         $11,615                                                   $12,291
6/30/93                         $13,062                                                   $13,761
6/30/94                         $12,976                                                   $13,785
6/30/95                         $14,130                                                   $15,002
6/30/96                         $15,135                                                   $15,997
8/31/96                         $15,304                                                   $16,139


Fiscal                          Oppenheimer Main Street                                   Lehman Brothers
Period Ended                    California Municipal Fund B                               Municipal Bond Index
------------                    ---------------------------                               --------------------
10/29/93                        $10,000                                                   $10,000
06/30/94                        $ 9,432                                                   $ 9,671
06/30/95                        $ 10,174                                                  $10,525
06/30/96                        $10,753                                                   $11,224
08/31/96                        $10,592                                                   $11,323

Oppenheimer Main Street California Municipal Fund
3410 South Galena Street
Denver, Colorado 80231
1-800-525-7048

Investment Adviser
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representation must not be relied upon as having been authorized by the Corporation, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

Oppenheimer Main Street California Municipal Fund

3410 South Galena Street,  Denver, Colorado 80231
1-800-525-7048

Statement of Additional Information dated November 1, 1996

         This Statement of Additional Information of Oppenheimer Main Street California Municipal Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated November 1, 1996. It should be read together with the Prospectus which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

Contents                                                                   Page
About the Fund
Investment Objective and Policies...........................................2
     Investment Policies and Strategies.....................................2
     Other Investment Techniques and Strategies.............................8
     Other Investment Restrictions..........................................16
How the Fund is Managed.....................................................18
     Organization and History...............................................18
     Directors and Officers of the Corporation..............................19
     The Manager and Its Affiliates.........................................22
Brokerage Policies of the Fund..............................................24
Performance of the Fund.....................................................25
Distribution and Service Plan...............................................29
About Your Account
How To Buy Shares...........................................................31
How To Sell Shares..........................................................37
How To Exchange Shares......................................................40
Dividends, Capital Gains and Taxes..........................................42
Additional Information About the Fund.......................................45
Financial Information About the Fund
Independent Auditors' Report................................................46
Financial Statements........................................................47
Appendix A: Description of Ratings..........................................A-1
Appendix B: Tax Equivalent Yield Table......................................B-1
Appendix C: Industry Classifications........................................C-1

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are discussed in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund invests, as well as the strategies the Fund may use to try to achieve its objective. Capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

Municipal Securities. There are variations in Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. The yields of Municipal Securities depend on, among other things, general conditions of the Municipal Securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The market value of Municipal Securities will vary as a result of changing evaluations of the ability of their issuers to meet interest and principal payments, as well as changes in the interest rates payable on new issues of Municipal Securities.

         o Municipal Bonds. The principal classifications of long-term municipal bonds in which the Fund may invest are "general obligation," "revenue" and "industrial development" bonds. In California, municipal bonds may also be funded by property taxes in specially created districts (Mello-Roos or Special Assessment Bonds), tax allocations based on increased property tax assessments over a specified period (frequently for redevelopment projects) or specified redevelopment area sales allocations.

         o General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

         o Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

         o Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

         o Advance Refunding. The refinancing of outstanding bonds by the issuance of a new issue of bonds prior to the date on which the outstanding bonds become due or are callable is known as advance refunding. Accordingly, for a period of time, both the issue being refunded and the refunding issue are outstanding. Bonds are "escrowed to maturity" when the proceeds of the refunding bonds are deposited in escrow for investment in federal securities in an amount sufficient to pay, when due, the principal of and interest on the issue being refunded. Bonds are considered "pre-refunded" when the refunding bond proceeds are escrowed only until the call date of the refunded issue.

         o Mello-Roos Bonds. Bonds issued pursuant to the California Mello-Roos Community Facilities Act ("Mello-Roos bonds") are used to finance infrastructure projects (such as roads or sewage treatment plants) and are primarily secured by real estate taxes levied on property located in the same community as that project. Mello-Roos bond financing arose in response to limitations contained in California's statutory limitations on real property taxes (see "Special Investment Considerations -- California Municipal Securities" below), and do not constitute obligations of a municipality. Timely payment of such bonds depends on the developer or other property owners' ability to pay their real estate taxes, which could be adversely affected by a declining economy and/or real estate market.

         o Municipal Notes. Municipal Securities having a maturity when issued of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs and include:

         o Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or business taxes, and are payable from these specific future taxes.

         o Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under the Federal revenue sharing programs.

         o Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financin until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

         o Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration.

         o Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

         o Floating Rate/Variable Rate Obligations. The Fund may invest in instruments with floating or variable interest rates. The interest rate on a floating rate obligation is based on a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, or some other standard. The rate on the investment is adjusted automatically each time the market rate is adjusted. The interest rate on a variable rate obligation is also based on a stated prevailing market rate but is adjusted automatically at a specified interval of not less than one year. Some variable rate or floating rate obligations in which the Fund may invest have a demand feature entitling the holder to demand payment of an amount approximately equal to the amortized cost of the instrument or the principal amount of the instrument plus accrued interest at any time, or at specified intervals not exceeding one year. These notes may or may not be backed by bank letters of credit.

         Variable rate demand notes may include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts in a note. The amount may change daily without penalty, pursuant to direct arrangements between the Fund, as the note purchaser, and the issuer of the note. The interest rates on these notes fluctuate from time to time. The issuer of this type of obligation normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the obligation plus accrued interest. The issuer must give a specified number of days' notice to the holders of those obligations. Generally, the changes in the interest rate on those securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations having the same maturity.

         Because these types of obligations are direct lending arrangements between the note purchaser and issuer of the note, these instruments generally will not be traded. Generally, there is no established secondary market for these types of obligations, although they are redeemable from the issuer at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem them is dependent on the ability of the note issuer to pay principal and interest on demand. These types of obligations usually are not rated by credit rating agencies. The Fund may invest in obligations that are not rated only if the Manager determines at the time of investment that the obligations are of comparable quality to the other obligations in which the Fund may invest. The Manager, on behalf of the Fund, will monitor the creditworthiness of the issuers of the floating and variable rate obligations in the Fund's portfolio on an ongoing basis.

         |X| Inverse Floaters and Other Derivative Investments. Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment.  Investing in inverse
floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuation. Embedded caps hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed the pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

         |X| Municipal Lease Obligations. From time to time the Fund may invest more than 5% of its net assets in municipal lease obligations, generally through the acquisition of certificates of participation, that the Manager has determined to be liquid under guidelines set by the Board of Directors. Those guidelines require the Manager to evaluate: (1) the frequency of trades and price quotations for such securities; (2) the number of dealers or other potential buyers willing to purchase or sell such securities; (3) the availability of market-makers; and (4) the nature of the trades for such securities. The Manager will also evaluate the likelihood of a continuing market for such securities throughout the time they are held by the Fund and the credit quality of the instrument. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may be applicable to Municipal Securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources; such revenue may be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of the State of California or any of its political subdivisions.

         In addition to the risk of "non-appropriation," municipal lease securities do not yet have a highly developed market to provide the degree of liquidity of conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund.

         o Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on Municipal Securities. The Tax Reform Act generally does not change the tax treatment of bonds issued to finance governmental operations. Thus, interest on obligations issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments (e.g., general obligation bonds) continues to be tax-exempt. However, the Tax Reform Act further limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds (other than those specified as "qualified" tax-exempt private activity bonds, e.g., exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified Section 501(c)(3) bonds, qualified student loan bonds, etc.) is taxable under the revised rules.

         Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. Furthermore, a private activity bond which would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision is applicable primarily to exempt facility bonds, including industrial development bonds. The Fund may not be an appropriate investment for entities which are "substantial users" (or persons related thereto) of such exempt facilities, and such persons should consult their own tax advisers before purchasing shares. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a
"related person" under the Internal Revenue Code unless such investor or the investor's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds. In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward, which will reduce the supply of such bonds. The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds. That value may also be affected by a 1988 U.S. Supreme Court decision upholding the constitutionality of the imposition of a Federal tax on the interest earned on Municipal Securities issued in bearer form.

         A Municipal Security is treated as a taxable private activity bond under a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold. (The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit.) Under the private loan restriction, the amount of bond proceeds which may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of Municipal Securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or use of the bond-financed facility. The Fund makes no independent investigation of the issuers of such bonds or their use of proceeds. Should the Fund hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously paid to shareholders.

         The Federal alternative minimum tax is designed to ensure that all taxpayers pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items in arriving at alternative minimum taxable income. The Tax Reform Act, which makes tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax, specifically states that any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of its proportionate share of the interest on such bonds received by the regulated investment company. The Treasury is authorized to issue regulations implementing this provision. The Fund may hold Municipal Securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the Federal alternative minimum tax. In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

         o Ratings of Municipal Securities. Ratings by Moody's, S&P, Duff & Phelps and Fitch (see Appendix A) represent their respective opinions of the quality of the Municipal Securities they undertake to rate. However, such ratings are general and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields, while Municipal Securities of the same maturity and coupon with different ratings may have the same yield. Investment in lower quality securities may produce a higher yield than securities rated in the higher rating categories described in the Prospectus (or judged by the Manager to be of comparable quality). However, the added risk of lower quality securities might not be consistent with a policy of preservation of capital.

         Subsequent to its purchase by the Fund, a Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody's, S&P, Duff & Phelps or Fitch change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

Special Investment Considerations - California Municipal Securities. As stated in the Prospectus, the values of the Fund's California Municipal Securities are highly sensitive to the fiscal stability of California and its subdivisions, agencies, instrumentalities or authorities, which issue the Municipal Securities in which the Trust concentrates its investments. Certain amendments to the California State constitution, legislative measures, executive orders, civil actions and voter initiatives in recent years that could adversely affect the ability of California issuers to pay interest and principal on Municipal Securities are described below. The following constitutes only a brief summary, and is based on information drawn from the relevant statutes and certain other publicly available information. The Fund has not independently verified such information.

         Changes in California constitutional and other laws during the last several years have caused concerns about the ability of California state and municipal issuers to obtain sufficient revenue to pay their bond obligations. In 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. Article XIIIA limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property taxes. However, legislation passed subsequent to Proposition 13 provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state so as to help California municipal issuers raise revenue to pay their bond obligations. It is unknown whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation will provide sufficient revenue for such California issuers to pay their obligations.

         The state is also subject to another constitutional amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of an appropriations limit imposed for each state and local government entity. If revenues exceed such appropriations limit, such revenues must be returned either as revisions in the tax rates or fee schedules. In 1988, California voters approved an initiative known as Proposition 98, which in addition to amending Article XIIIB, amended Article XVI to require a minimum level of funding for public schools and community colleges.

         In 1986, California voters approved an initiative known as Proposition 62, which, among other things, requires that any tax for general governmental purposes imposed by a local government be approved by a two-thirds vote of the governmental entity's legislative body and by a majority of its electorate and that any special tax imposed by a local government be approved by a two-thirds vote of the electorate. In September 1995 the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by non-charter cities in California without voter approval. It is not possible to predict the impact of the decision.

         Because of the uncertain impact of the aforementioned legislation, the possible inconsistencies in the respective terms of the statutes and the impossibility of predicting the level of future appropriations and applicability of related statutes to such questions, it is not currently possible to assess the impact of such legislation and policies on the long term ability of the State of California and California municipal issuers to pay interest or repay principal on their obligations.

         California's economic recovery from the recent recession is continuing at a strong pace, and recent economic reports indicate that California is on a stronger economic upturn than the rest of the country. However, some sectors continue to feel the effects of the recession. Unemployment, particularly in Southern California, has remained above the national average since 1990, although the state experienced strong job growth in 1995 and through second quarter of 1996, In addition, substantial contracting in California's defense related industries, overbuilding in commercial real estate, and consolidation and decline in the state's financial services industry will likely produce slower overall growth in 1996.

         On July 15, 1996, the Governor singed into law a new $63 billion budget which, among other things, significantly increases education spending from the previous fiscal year and reduces taxes for corporations and banks. Although the state's budget projects an operating surplus, it continues to rely on federal actions which are not certain of occurring. Accordingly, the surplus may not be realized unless the economy outperforms expectations or spending falls below planned levels.

         Because of the State of California's continuing budget problems, the state's General Obligation bonds were downgraded in July 1994 from Aa to A1 by Moody's, from A+ to A by S&P and from AA to A by Fitch. All three rating agencies expressed uncertainty in the state's ability to balance its budget by 1996. However, in 1996, citing California's improving economy and budget situation, both Fitch and Standard and Poor's raised their ratings from A to A+.

         On December 6, 1994, Orange County (California) became the largest municipality in the United States to file for protection under the Federal bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the County's investment pool due to investments in high risk "derivative" securities. In September 1995 the state legislature approved legislation permitting Orange County to use for bankruptcy recovery $820 million over 20 years in sales taxes previously earmarked for highways, transit and development. In June 1996, the County completed an $880 million bond offering secured by real property owned by the County. On June 12, 1996, the County emerged from bankruptcy.

         Los Angeles County, the nation's largest county, is also experiencing financial difficulty. In August 1995 the credit rating of the country's long-term bonds was downgraded for the third time since 1992 as a result of, among other things, severe operating deficits for the county's health care system. In September 1995, federal and state aid to Los Angeles County totaling $514 million was pledged, providing a short-term solution to the country's budget problems. Despite such efforts, the County is facing a potential budget gap of $1.0 billion in the 1996-1997 fiscal year.

Other Investment Techniques and Strategies

         o When-Issued and Delayed Delivery Transactions. As stated in the Prospectus, the Fund may invest in securities on a "when-issued" or "delayed delivery" basis. Payment for and delivery of the securities generally shall not exceed 120 days from the date the offer is accepted. The purchase price and yield are fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment. However, the Fund intends to be as fully invested as possible and will not invest in when-issued securities if its income or net asset value will be materially adversely affected. At the time the Fund makes the commitment to purchase a Municipal Security on a when-issued basis, it will record the transaction on its books and reflect the value of the security in determining its net asset value. It will also segregate cash or other high quality liquid Municipal Securities equal in value to the commitment for the when-issued securities. While when-issued securities may be sold prior to settlement date, the Fund intends to acquire the securities upon settlement unless a prior sale appears desirable for investment reasons. There is a risk that the yield available in the market when delivery occurs may be higher than the yield on the security acquired.

         o Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of portfolio securities.

         In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-on future date. An "approved vendor" is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities, which must meet credit requirements set by the Corporation's Board of Directors from time to time. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

         o Illiquid and Restricted Securities. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

         The Fund has percentage limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

         |X| Puts and Standby Commitments. When the Fund buys Municipal Securities, it may obtain a standby commitment to repurchase the securities that entitles it to achieve same-day
settlement from the purchaser and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A put purchased in conjunction with a Municipal Security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price. The Fund may pay for a standby commitment or put either separately in cash or by paying a higher price for the securities acquired subject to the standby commitment or put. The Fund will enter into these transactions only with banks and dealers which, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere. Puts and standby commitments are not transferrable by the Fund, and therefore terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements may enable the Fund to sell a security at a pre-arranged price which may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller which could jeopardize the Fund's business relationships with the seller. Any consideration paid by the Fund for the put or standby commitment (which increases the cost of the security and reduces the yield otherwise available from the security) will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from Municipal Securities subject to puts or stand-by commitments may not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying Municipal Securities.

         o Loans of  Portfolio  Securities.  The  Fund  may  lend its  portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

         o Portfolio Turnover. The Fund may purchase or sell Municipal Securities without regard to the length of time the security has been held, to take advantage of short-term differentials in yields consistent with the Fund's investment objective. While short-term trading increases portfolio turnover, the execution cost for such securities is substantially less than for equivalent dollar values of equity securities. However, short-term trading may affect the Fund's status as an investment company under the Internal Revenue Code (see "Dividends, Capital Gains and Taxes" in the

Prospectus).

         |X| Hedging. The Fund may use hedging instruments for the purposes described in the Prospectus. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (1) sell Interest Rate Futures or Municipal Bond Index Futures, (2) buy puts on such Futures or securities, or (3) write covered calls on securities, Interest Rate Futures or Municipal Bond Index Futures (as described in the Prospectus). Covered calls may also be written on debt securities to attempt to increase the Fund's income. When hedging to permit the Fund to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities (which the Fund will normally purchase, and then terminate that hedging position), the Fund may: (1) buy Interest Rate Futures or Municipal Bond Index Futures, or (2) buy calls or write puts on such Futures or on securities.

         The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's investment activities in the underlying cash market. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated, but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective and are legally permissible and disclosed in the Prospectus. Additional information about the hedging instruments the Fund may use is provided below.

         o Writing Covered Call Options. As described in the Prospectus, the Fund may write covered calls. When the Fund writes a call on a security, it receives a premium and agrees to sell the underlying investment to a purchaser of a corresponding call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. The Fund has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

         To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call the Fund has written is more or less than the price of the call the Fund subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the related investments and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable securities until the call lapsed or was exercised.

         The Fund may also write calls on Futures without owning a futures contract or deliverable securities, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar value of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice as to that Future put the Fund in a short futures position.

         o Writing Put Options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The Fund will not write puts if, as a result, more than 25% of the Fund's net assets would be required to be segregated to cover such put options. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price less transaction costs incurred. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

         When writing put options on securities, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

         o Purchasing Calls and Puts. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on Municipal Bond Index Futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and premium paid for the call, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment. When the Fund purchases a call or put a municipal bond index, Municipal Bond Index Future or Interest Rate Future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the debt securities market generally) rather than on price movements in individual futures contracts.

         When the Fund purchases a put, it pays a premium and, except as to puts on municipal bond indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a debt security, Interest Rate Future or Municipal Bond Index Future the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment. The put may, however, be sold prior to expiration (whether or not at a profit).

         o Interest Rate Futures. The Fund may buy and sell futures contracts relating to debt securities ("Interest Rate Futures") and municipal bond indices ("Municipal Bond Index Futures," discussed below). No price is paid or received upon the purchase or sale of an Interest Rate Future. An Interest Rate Future obligates the seller to deliver and the purchaser to take a specific type of debt security or cash to settle the futures transaction, or to enter into an offsetting contract. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills, with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under certain specified conditions. As the Future is marked to market to reflect changes in its market value, (that is, its value on the Fund's books is changed) subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.

         At any time prior to the expiration of the Future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the Future for tax purposes. Although Interest Rate Futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

         o Municipal Bond Index Futures. A "municipal bond index" assigns relative values to the municipal bonds included in that index, and is used to serve as the basis for trading long-term municipal bond futures contracts. Municipal Bond Index Futures are similar to Interest Rate Futures except that settlement is made in cash. No physical delivery is made of the underlying bonds in the index. The obligation under such contracts may also be satisfied by entering into an offsetting contract to close out the futures position. Net gain or loss on options on Municipal Bond Index Futures depends on the price movements of the securities included in the index. The strategies which the Fund employs regarding Municipal Bond Index Futures are similar to those described above with regard to Interest Rate Futures.

         o Interest Rate Swap Transactions. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis. The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements.

         A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation." The Fund will not invest more than 25% of its assets in interest rate swap transactions.

         o Additional Information About Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options traded on exchanges, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities covering a call on the expiration of the call or when the Fund enters into a closing purchase transaction. Call writing affects the Fund's turnover rate and the brokerage commissions it pays. Commissions are payable on writing or purchasing a call.

         When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. This formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security ("in-the-money"). For any OTC option a Fund writes, it will treat as illiquid (for purposes of the restriction on illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it. The SEC is evaluating the general issue of whether or not OTC options should be considered as liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

         An option position may be closed out only in a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate in a manner beyond the Fund's control. The exercise by the Fund of puts on securities or Futures may cause the sale of related investments, also increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the underlying investment for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a call, buys a put or an underlying investment in connection with the exercise of a put or call. Such commissions may be higher, on a relative basis, than those which would apply to direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of such investments and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

         o Regulatory Aspects of Hedging Instruments. The Fund must operate within certain guidelines and restrictions as to its long and short positions in Futures and options thereon under a rule ("CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Fund from registration with the CFTC as a "commodity pool operator" (as defined under the CEA), if it complies with the CFTC Rule. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial futures margin and related option premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must, as to its short positions, use Futures and options thereon solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the CEA.

         Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions. Due to requirements under the Investment Company Act, when the Fund purchases an Interest Rate Future or Municipal Bond Index Future, the Fund will maintain, in a segregated account or accounts with its Custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the investments underlying such Future, less the margin deposit applicable to it.

         Due to requirements under the Investment Company Act, when the Fund buys or sells a Future, the Fund will identify to the Custodian cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

         o Tax Aspects of Hedging Instruments and Covered Calls. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. That qualification enables the Fund to "pass through" its income and realize capital gains to shareholders without the Fund having to pay a tax on them. One of the tests for such qualification is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. Due to this limitation, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Interest Rate Futures and Municipal Bond Index Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund;
(ii) writing calls on investments held less than three months; (iii) purchasing calls or puts which expire in less than three months; (iv) effecting closing transactions with respect to calls or puts purchased less than three months previously; and (v) exercising puts or calls held by the Fund for less than three months.

         o Risks of Hedging with Options and Futures. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. In addition to the risks associated with hedging that are discussed in the Prospectus and above, there is a risk in using short hedging by: (i) selling Futures or (ii) purchasing puts on broadly-based indices or Futures to attempt to protect against declines in the value of the Fund's portfolio securities, that the prices of such Futures or the applicable index will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

         The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged if the historical volatility of the prices of such portfolio securities being hedged is more than the historical volatility of the applicable index. It is also possible that where the Fund has used hedging instruments in a short hedge, the market may advance and the value of portfolio securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

         If the Fund uses hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying Futures and/or calls on such Futures, broadly-based indices, or on securities, it is possible that the market may decline. If the Fund then concludes not to invest in securities at that time because of concerns as to possible further market decline or for other reasons, it will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, are legally permissible and are adequately disclosed.

Other Investment Restrictions

         The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objective cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a majority vote is defined as the vote of the holders of the lesser of: (1) 67% or more of the shares present or represented by proxy at such a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.


         Under these additional restrictions:

         o The Fund cannot invest in interests in oil or gas exploration or development programs or in commodities; however, the Fund may buy and sell any of the Hedging Instruments that it may use as permitted by any of its other policies, whether or not such Hedging Instrument is considered to be a commodity or commodity contract;

         o The Fund cannot invest in real estate or in interests in real estate; however, the Fund may purchase securities of issuers holding real estate or interests therein (including securities of real estate investment trusts);

         o The Fund cannot purchase securities on margin; however, the Fund may make margin deposits in connection with the use of Hedging Instruments as permitted by any of its other policies;

         o The Fund cannot invest in companies for the purpose of acquiring control or management thereof;

         o The Fund cannot underwrite securities of other companies, except insofar as it might be deemed to be an underwriter for purposes of the Securities Act of 1933 in the resale of any securities held in its own portfolio;

         o The Fund cannot invest or hold securities of any issuer if those officers and directors of the Corporation or its adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer;

         o The Fund cannot invest in other open-end investment companies, or invest more than 5% of its net assets through open market purchases in closed-end investment companies, including small business investment companies, nor make any such investments at commission rates in excess of normal brokerage commissions; or

         o The Fund cannot pledge, mortgage or otherwise encumber, transfer or assign any of its assets to secure a debt; collateral arrangements for premium and margin payments in connection with Hedging Instruments are not deemed to be a pledge of assets.

         In connection with the registration of its shares in certain states, the Fund has made the following undertakings. These undertakings shall terminate if the Fund ceases to qualify its shares for sale in that state or if the state's applicable rules or regulations are amended. The Fund has undertaken that it will not: (1) sell securities short except in collateralized transactions referred to as short sales "against-the-box"; no more than 15% of the Fund's net assets will be held as collateral for such short sales at any one time; (2) invest in oil, gas or other mineral leases; or (3) invest in real estate limited partnerships.

         o Diversification. For purposes of diversification under the Investment Company Act, and the restriction on investing in any "issuer" above, the identification of the issuer of a Municipal Security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees the security, such guarantee would be considered a separate security and is to be treated as an issue of such government or other entity.

         In applying the Fund's policy not to concentrate its investments, described in the Prospectus, the Manager will consider a nongovernmental user of facilities financed by industrial development bonds as being in a particular industry, despite the fact that such bonds are Municipal Securities as to which there is no industry concentration limitation. Although this application of the restriction is not technically a fundamental policy of the Fund, it will not be changed without shareholder approval. Should any such change be made, the Prospectus and/or this Additional Statement will be supplemented to reflect such change.

         For purposes of the Fund's policy not to concentrate its assets described in the Prospectus, the Fund has adopted the industry classifications set forth in Appendix C to this Statement of Additional Information. This is not a fundamental policy.

How the Fund is Managed

Organization and History. Oppenheimer Main Street California Municipal Fund (referred to as the "Fund") is one of two series of Oppenheimer Main Street Funds, Inc. (the "Corporation"), a Maryland corporation. This Statement of Additional Information may be used with the Fund's Prospectus only to offer shares of the Fund.

         Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class and entitle the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote at a shareholders' meeting. Shareholders of the Fund and of the Corporation's other series vote together in the aggregate on certain matters at shareholders' meetings, such as the election of Directors and ratification of appointment of auditors of the Corporation. Shareholders of a particular series or class vote separately on proposals which affect that series or class, and shareholders of a series or class which is not affected by that matter are not entitled to vote on the proposal. For example, only shareholders of a series, such as the Fund, vote exclusively on any material amendment to the investment advisory agreement with respect to the series. Only shareholders of a class of a series vote on certain amendments to the Distribution and/or Service Plans if the amendments affect that class.

         The Directors are authorized to create new series and classes of shares. The Directors may reclassify unissued shares of the Corporation or its series or classes into additional series or classes of shares. The Directors may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

         It is not contemplated that regular annual shareholder meetings will be held. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Directors or upon proper request of the shareholders. A meeting of shareholders will be called for a specific purpose (which may include removal of a Director) upon the written request of the record holders of at least 25% of the outstanding shares eligible to be voted at that meeting. The Fund has undertaken that it will then either give the applicants access to the Fund's shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.


Directors and Officers of the Fund. The Fund's Directors and officers and their principal occupations and business affiliations and occupations during the past five years are listed below. All of the Directors are also trustees, directors or managing general partners of Oppenheimer Total Return Fund, Inc., Oppenheimer Equity Income Fund, Oppenheimer Cash Reserves, Oppenheimer
Strategic Income Fund, Centennial America Fund, L.P., The New York Tax-Exempt Income Fund, Inc., Oppenheimer Variable Account Funds, Oppenheimer Champion Income Fund, Oppenheimer International Bond Fund, Oppenheimer Main Street
Funds, Inc., Oppenheimer Strategic Income & Growth Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Municipal Fund, Panorama Series Fund, Inc., Centennial Money Market Trust, Centennial
Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Daily Cash Accumulation Fund, Inc. and Centennial Tax Exempt Trust (all of the foregoing funds are collectively referred to as the "Denver-based Oppenheimer funds") except for Mr. Fossel and Ms. Macaskill, who are Trustees, Directors or Managing General Partners of all the Denver-based Oppenheimer funds except Oppenheimer Integrity Funds, Panorama Series Fund, Inc., Oppenheimer Strategic Income Fund and Oppenheimer Variable Account Funds. In addition Mr. Fossel is not a Trustee of Centennial New York Tax Exempt Trust or a Managing General Partner of Centennial America Fudn, L.P. Messrs. Bishop, Bowen, Donohue, Farrar and Zack hold similar positions as officers of all such funds. Ms. Macaskill is President and Mr. Swain is Chairman of the Denver-based Oppenheimer funds. As of October 6, 1996, the Directors and officers of the Fund as a group owned less than 1% of its outstanding shares, not including shares held of record by an employee benefit plan of the Manager (for which two of the officers listed below, Ms. Macaskill and Mr. Donohue, are trustees) other than shares beneficially owned under that plan by the officers of the Fund listed above.


         Robert G. Avis, Director*; Age 65
         One North Jefferson Ave., St. Louis, Missouri 63103
         Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

         William A. Baker, Director; Age 81
         197 Desert Lakes Drive, Palm Springs, California 92264
         Management Consultant.

         Charles Conrad, Jr., Director; Age 66
         19411 Merion Circle, Huntington Beach, California 92648
         Chairman and Chief Executive Officer of Universal Space Lines, Inc. (a space services management company); formerly Vice President of McDonnell Douglas Space Systems Co. and associated with the National Aeronautics and Space Administration.

         Jon S. Fossel, Director*; Age 54
         Box 44 Mead Street, Waccabuc, New York 10597
         Member of the Board of Governors for the Investment Company Institute (a national association of Investment Companies), Chairman of the Investment Company Education Foundation, formerly Chairman and President of the Manager of OppenheimerFunds, Inc. (the "Manager"), President and a Director of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company and Shareholder Services, Inc. ("SSI"), transfer agent subsidiary of the Manager.

         Sam Freedman, Director; Age: 56
         4975 Lakeshore Drive, Littleton, Colorado  80123
         Formerly  Chairman  and Chief  Executive  Officer  of  OppenheimerFunds
         Services, Chairman, Chief Executive Officer and a director of Shareholder Services, Inc., Chairman, Chief Executive and Officer and director of Shareholder Financial Services, Inc., Vice President and director of Oppenheimer Acquisition Corporation and a director of OppenheimerFunds, Inc.

         Raymond J. Kalinowski, Director; Age 67
         44 Portland Drive, St. Louis, Missouri 63131
         Director of Wave Technologies International Inc. (a computer products training company); formerly Vice Chairman and a Director of A.G. Edwards, Inc., parent holding company of A.G. Edwards & Sons, Inc. (a broker-dealer), of which he was a Senior Vice President.

         C. Howard Kast, Director; Age 74

         2552 East Alameda, Denver, Colorado 80209
         Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

         Robert M. Kirchner, Director; Age 75
         7500 E. Arapahoe Road, Englewood, Colorado 80112
         President of The Kirchner Company (management consultants).

         Bridget A. Macaskill, President and Director*; Age: 48
         President, Chief Executive Officer and a Director of the Manager and HarbourView Asset Management Corporation ("HarbourView"), a subsidiary of the Manager; Chairman and a director of SSI and Shareholder Financial Services, Inc.; President and a director of OAC and Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc.; formerly an Executive Vice President of the Manager.

         Ned M. Steel, Director; Age 81
         3416 South Race Street, Englewood, Colorado 80110
         Chartered Property and Casualty Underwriter; Director of Visiting Nurse Corporation of Colorado; formerly Senior Vice President and a Director of Van Gilder Insurance Corp.
         (insurance brokers).

         James C. Swain, Chairman, Chief Executive Officer and Director*; Age 62 3410 South Galena Street, Denver, Colorado 80231 Vice Chairman and a Director of the Manager; President and Director of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager ("Centennial"); formerly Chairman of the Board of SSI.

         Jerry A. Webman, Vice President and Portfolio Manager; Age: 46
         Senior Vice President of the Manager; an officer of other Oppenheimer funds; previously a Managing Director with Prudential Mutual Funds -- Investment Management, Inc.

         Andrew J. Donohue, Vice President and Secretary; Age 46
         Two World Trade Center, New York, New York 10048
         Executive Vice President and General Counsel of the Manager and OppenheimerFunds Distributor, Inc. (the "Distributor"); President and a director of Centennial; Executive Vice President, General Counsel and a director of HarbourView, SFSI, SSI and Oppenheimer Partnership Holdings Inc.; President and a director of Oppenheimer Real Asset Management,
         Inc.; General Counsel of OAC; Executive Vice President, Chief Legal Officer and a director of MultiSource Services, Inc. (a broker-dealer); an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor; Partner in Kraft & McManimon (a law firm); an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser); director and an officer of First Investors

         Family of Funds and First Investors Life Insurance Company.

         George C. Bowen, Vice President, Assistant Secretary and Treasurer; Age 60 3410 South Galena Street, Denver, Colorado 80231 Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer,
         Assistant  Secretary  and a director  of  Centennial;  Vice  President,
         Treasurer and Secretary of SSI and SFSI; Treasurer of OAC; Vice President and Treasurer of Oppenheimer Real Asset Management, Inc., Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc.; an officer of other Oppenheimer funds.

         Robert J. Bishop, Assistant Treasurer; Age 37
         3410 South Galena Street, Denver, Colorado 80231
         Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

         Scott Farrar, Assistant Treasurer; Age 31
         3410 South Galena Street, Denver, Colorado 80231
         Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

         Robert G. Zack, Assistant Secretary; Age 47
         Two World Trade Center, New York, New York 10048-0203
         Senior Vice President and Associate General Counsel of the Manager, Assistant Secretary of SSI, SFSI; an officer of other Oppenheimer funds.
------------------
*A Director who is an "interested person" of the Fund as defined in the Investment Company Act.

         o Remuneration of Directors. The officers of the Fund are affiliated with the Manager. They and the Directors of the Fund who are affiliated with the Manager (Ms. Macaskill and Mr. Swain, who are both officers and Directors and Mr. Fossel) receive no salary or fee from the Fund. The remaining Directors of the Fund (excluding Mr. Freedman, who did not become a Director until June 27, 1996) received the compensation shown below from the Fund, during its fiscal year ended June 30, 1996 and the period from July 1, 1996 to August 31, 1996 and from all of the Denver-based Oppenheimer funds (including the Fund) for which the served as Trustee, Director or Managing General Partner. Compensation is paid for services in the positions listed beneath their names:



                                          Aggregate                        Aggregate                      Total Compensation
                                          Compensation                     Compensation                   from all
                                          from the Fund                    from the Fund                  Denver-based
Name and Position                         as of 6-30-96                    as of 8-31-96
Oppenheimer Funds1
-----------------                         -------------                    -------------                  ------------------
Robert G. Avis                            $220                             $27                            $53,000
  Director

William A. Baker                          $300                             $38                            $73,255
  Audit and Review
  Committee Chairman
  and Director

Charles Conrad, Jr.                       $270                             $33                            $64,309
  Audit and Review
Raymond J. Kalinowski                     $273                             $33                            $65,000
  Director

C. Howard Kast                            $273                             $33                            $65,000
  Director

Robert M. Kirchner                        $287                             $35                            $68,292
  Audit and Review
  Committee Member
  and Director

Ned M. Steel                              $223                             $27                            $53,000
  Director
----------------------

1For the 1995 calendar year, during which the Denver-based Oppenheimer funds, listed in the first paragraph of this section, included Oppenheimer Strategic Investment Grade Bond Fund and Oppenheimer Strategic Short-Term Income Fund (which ceased operations following the acquisition of their assets by other Oppenheimer funds). Panorama Series Fund, Inc. became a Denver-based Oppenheimer fund in June of 1996.

         o Major Shareholders. To the knowledge of the Fund, as of October 2, 1995, no person owned beneficially 5% or more of the respective outstanding shares of either class of the Fund.


The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom may also serve as officers of the Corporation and three of whom (Ms. Macaskill and Messrs. Fossel and Swain) s erve as directors of the Corporation.

         The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

         o The Investment Advisory Agreement. The investment advisory agreement between the Manager and the Corporation on behalf of the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

         Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the General Distributor's Agreement are paid by the Corporation. Expenses with respect to the Corporation's two series, including the Fund, are allocated in proportion to the net assets of the respective funds except where allocations of direct expenses could be made. Certain expenses are further allocated to certain classes of shares of a series as explained in the Prospectus and under "How to Buy Shares" below. The advisory agreement lists examples of expenses paid by the Corporation, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Directors, legal and audit expenses, transfer agent and custodian expenses, share issuance costs, certain printing and registration expenses and non-recurring expenses, including litigation costs. During the Fund's fiscal years ended June 30, 1994, 1995 and 1996 and the fiscal period ended August 31, 1996, the management fees paid by the Corporation on behalf of the Fund to the Manager were $318,921, $284,916 and $330,555 and 56,478 respectively.

         The advisory agreement contains no expense limitation. However, independently of the advisory agreement, the Manager has voluntarily undertaken that the total expenses of the Fund in any fiscal year (including the management fee, but excluding taxes, interest, brokerage commissions, distribution assistance payments and extraordinary expenses such as litigation costs) shall not exceed the most stringent expense limitation imposed under state law applicable to the Fund. Pursuant to the undertaking, the Manager's fee will be reduced at the end of a month so that there will not be any accrued but unpaid liability under this undertaking. Currently, the most stringent state expense limitation is imposed by California, and limits the Fund's expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2.0% of the next $70 million of average annual net assets, and 1.5% of the average annual net assets in excess of $100 million. Any assumption of the Fund's expenses under this limitation lowers the Fund's overall expense ratio and increases its total return during any period in which expenses are limited. The Manager reserves the right to terminate or amend the undertaking at any time.

         The advisory agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties thereunder. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation, and to use the name "Oppenheimer" and "Main Street" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Corporation to use the names "Oppenheimer" and "Main Street" as part of its name and the name of the Fund may be withdrawn.

         o The Distributor. Under its General Distributor's Agreement with the Corporation, the Distributor acts as the Corporation's principal underwriter in the continuous public offering of the Fund's Class A and Class B shares, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor. During the Fund's fiscal years ended June 30, 1994, 1995 and 1996 and the fiscal period ended August 31, 1996, the aggregate amount of sales charges on sales of the Fund's Class A shares was $663,089, $177,634, $134,177 and $24,568 respectively, of which the Distributor retained in the aggregate $108,300, $28,801, $28,111 and $4,283 in those respective years. During the Fund's fiscal year ended June 30, 1996 and the fiscal period ended August 31, 1996, the Distributor advanced sales charges to broker-dealers in the amount of $118,388 and $19,208, and received contingent deferred sales charges of $3,991 and $2,863, respectively, upon redemptions of Class B shares. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans," below.

         o The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding, but is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Directors. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.

         Under the advisory agreement, the Manager is authorized to select brokers other than affiliates that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.


Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreement, and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In connection with transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and thereby forego the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market, and are otherwise paid only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. Option commissions may be relatively higher than those which would apply to direct purchases and sales of portfolio securities.

         Most purchases of money market instruments and debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the fund normally deals directly with the selling or purchasing principal or market maker unless it determines that a better price or execution can be obtained by using a broker. Purchases of these securities for underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

         The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the

Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Directors permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board has also permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to the Manager that (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

         The research services provided by brokers broadens the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Manager provides information as to the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

Performance of the Fund

As described in the Prospectus, from time to time the "average annual total return," "cumulative total return" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below.

Standardized Yields.

         o Yield. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission that apply to all funds that quote yields:

                         a-b       6
Standardized Yield = 2 ((------ + 1)   - 1)
                          cd


         The symbols above represent the following factors:

         a  = dividends and interest earned during the 30-day period.
         b  = expenses accrued for the period (net of any expense
              reimbursements).
         c  = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends. d = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

         The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based on the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ. For the 30-day period ended June 30, 1996, the standardized yields for the Fund's Class A and Class B shares were 5.10% and 4.26%, respectively. For the 30-day period ended August 31, 1996 the standardized yields for the Fund's Class A and Class B shares were 4.99% and 4.20%, respectively.

         o Tax-Equivalent Yield. The Fund's "tax-equivalent yield" adjusts the Fund's current yield, as calculated above, by a stated combined Federal and state tax rate. The tax equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate and adding the result to the portion (if any) of the Fund's current yield that is not tax-exempt. The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Appendix B includes a tax equivalent yield table, based on various effective tax brackets for individual taxpayers. Such tax brackets are determined by a taxpayer's Federal and state taxable income (the net amount subject to Federal and state income tax after deductions and exemptions). The tax-equivalent yield tables assume that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply. For taxpayers with income above certain levels, otherwise allowable itemized deductions are limited. The Fund's tax-equivalent yield for its Class A and Class B shares for the 30-day period ended June 30, 1996 were 9.49% and 7.92%, respectively, for an individual in the California/Federal combined 46.24% tax bracket. For the 30-day period ended August 31, 1996 the Fund's tax-equivalent yield for Class A and Class B shares were 9.28% and 7.81%, respectively, for an individual in the California/Federal combined 46.24% tax bracket.

         o Dividend Yield and Distribution Return. From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the Class A or Class B share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

Dividend Yield of the Class =

            Dividends of the Class
----------------------------------------------------
Max Offering Price of the Class (last day of period)

Divided by number of days (accrual period) x 365


         The maximum offering price for Class A shares includes the current maximum front-end sales charge of 4.75%. For Class B shares, the maximum offering price is the net asset value per share, without considering the effect of contingent deferred sales charges.


         From time to time, similar calculations may also be made using the Class A net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares for the 30-day period ended June 30, 1996 were 5.89% and 6.19% when calculated at maximum offering price and net asset value, respectively. The dividend yields on Class A shares for the 30-day period ended August 31, 1996 were 5.72% and 6.01% when calculated at maximum offering price and net asset value, respectively. The dividend yield on Class B shares for the 30-day period ended June 30, 1996 was 5.03% calculated at net asset value. The dividend yield on Class B shares for the 30-day period ended August 31, 1996 was 4.99% calculated at net asset value.

Total Return Information. The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each advertised class of shares of the Fund for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of Class A and Class B shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

         o Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

( ERV ) 1/n
(-----)     -1 = Average Annual Total Return
(  P  )


         The "average annual total return" on an investment in Class A shares of the Fund (using the method described above) for the one and five year periods ended June 30, 1996 and for the period from May 18, 1990 (commencement of operations) to June 30, 1996 were 1.66% and 6.58% and 7.01%, respectively. The "average annual total returns" on an investment in Class A shares of the Fund for the one and five year periods ended August 31, 1996 and for the period from May 18, 1990 (commencement of operations) to August 31, 1996 were 1.12%, 6.27% and 7.00%, respectively.

         The "average annual total return" on Class B shares for the one-year period ended June 30,

1996 and for the period October 29, 1993 (commencement of the public offering of the class) to June 30, 1996 were 0.66% and 1.84%, respectively. The "average annual total return" on Class B shares for the one-year period ended August 31, 1996 and for the period October 29, 1993 (commencement of the public offering of the class) to August 31, 1996 were 0% and 2.04%, respectively.

         o Cumulative Total Return. The "cumulative total return" calculation measures the change in the value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:


ERV - P
------- = Total Return
   P


         In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, the payment of the applicable contingent deferred sales charge (5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter) is applied to the investment result for the period shown (unless total return is shown at net asset value, as described below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The "cumulative total return" on an investment in Class A shares of the Fund (using the method described above) for the period from May 18, 1990 (commencement of operations) through June 30, 1996 and August 31, 1996 was 51.35% and 53.04%, respectively. The cumulative total return on Class B shares for the period from October 29, 1993 (the commencement of the offering of the shares) through June 30, 1996 and August 31, 1996 was 4.99% and 5.91%, respectively.

         o Total Returns at Net Asset Value. From time to time the Fund may also quote an "average annual total return at net asset value" or a "cumulative total return at net asset value" for Class A or Class B shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total returns at net asset value for the Fund's Class A shares for the one and five year periods ended June 30, 1996 and for the period May 18, 1990 (commencement of operations) through June 30, 1996 were 6.73%, 7.62%, and 7.86%, respectively. The average annual total returns at net asset value for the Fund's Class A shares for the one and five year periods ended August 31, 1996 and for the period May 18, 1990 (commencement of operations) through August 31, 1996 were 6.17%, 7.31%, and 7.84%, respectively. The average annual total returns at net asset value for the Fund's Class B shares for the one year period ended June 30, 1996 and for the period October 29, 1993 (commencement of operations) through June 30, 1996 were 5.66% and 2.86%, respectively. The average annual total returns at net asset value for the Fund's Class B shares for the one year period ended August 31, 1996 and for the period October 29, 1993 (commencement of operations) through August 31, 1996 were 4.99% and 2.99%, respectively. The cumulative total return at net asset value on the Fund's Class A shares for May 18, 1990 (commencement of operations) through June 30, 1996 and August 31, 1996 were 58.89% and 60.67%, respectively. The cumulative total return at net asset value on the Fund's Class B shares for the period October 29, 1993 (commencement of operations) through June 30, 1996 and August 31, 1996 were 7.82% and 8.73%, respectively.

         Total return information may be useful to investors in reviewing the performance of the Fund's Class A, and Class B shares. However, when comparing total return of an investment in shares of the Fund, a number of factors should be considered before using such information as a basis for comparison with other investments. No adjustment is made for taxes payable on distributions. An investment in the Fund's shares is not insured; its total return is not guaranteed and will fluctuate on a daily basis. Total return for any given past period is not an indication or representation by the Fund of future rates of return on its shares. The total return of the Fund's shares is affected by portfolio quality, portfolio maturity, type of investments held and operating expenses. When comparing total return of an investment in shares of the fund with that of other investment instruments, investors should understand that certain other investment alternatives such as money market instruments, certificates of deposit, U.S. Government securities or bank accounts provide a return which remains relatively constant over time and also that bank accounts may be insured.

         o Other Performance Comparisons. From time to time, the Fund may publish the ranking of the performance of its Class A or Class B shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked against (i) all other funds, (ii) all other California municipal bond funds. The Lipper performance ranking are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. From time to time the Fund may include in its advertisement and sales literature performance information about the Fund cited in other newspapers and periodicals such as The New York Times, which may include performance quotations from other sources, including Lipper and Morningstar.

         From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk measures fund performance below 90-day U.S. Treasury bill monthly returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is

"lowest" (bottom 10%). Morningstar ranks the Fund in relation to other rated municipal bond funds. Rankings are subject to change.

         The total return on an investment in the Fund's Class A or Class B shares may be compared with performance for the same period of the Lehman Brothers Municipal Bond Index, as described in the Prospectus. The performance of the index includes a factor for the reinvestment of income dividends, but does not reflect reinvestment of capital gains, expenses or taxes.

         The performance of the Fund's Class A or Class B shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

         Investors may also wish to compare the Fund's Class A or Class B return to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

         From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the Oppenheimer funds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

Distribution and Service Plan

         The Corporation has adopted a Distribution and Service Plan for Class B shares of the Fund (the "Class B Plan") under Rule 12b-1 of the Investment Company Act pursuant to which the Corporation will reimburse the Distributor quarterly for all or a portion of its costs incurred in connection with the distribution and/or servicing of Class B shares, as described in the Prospectus. Class A shares of the Fund do not have a plan of distribution. The Plan has been approved by a vote of (i) the Board of Directors of the Corporation, including a majority of the "Independent Directors," cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the Class B shares of the Fund, such vote having been cast by the Manager as the sole initial holder of Class B shares of the Fund.

         In addition, under the Class B Plan, the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Class B Plan) for distribution and administrative services they perform. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

         Unless terminated as described below, the Class B Plan shall continue in effect from year to year but only as long as such continuance is specifically approved at least annually by the Corporation's Board of Directors and its Independent Directors by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Class B Plan may be terminated at any time by the vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding Class B shares. The Class B Plan may not be amended to increase materially the amount of payments to be made, unless such amendment is approved by shareholders of Class B shares. All material amendments must be approved by the Independent Directors.

         While the Class B Plan is in effect, the Treasurer of the Corporation shall provide a written report to the Corporation's Board of Directors at least quarterly on the amount of all payments made pursuant to the Class B Plan, the purpose for which payments were made and the identity of each Recipient of a payment. The report for the Class B Plan shall also include the distribution costs for that quarter, and such costs for previous fiscal periods that are carried forward, as explained in the Prospectus and below. Those reports, including the cost allocations on which they are based, will be subject to the review and approval of the Independent Directors in the exercise of their fiduciary duty. The Class B Plan further provides that while it is in effect, the selection and nomination of those Directors of the Corporation who are not "interested persons" of the Corporation is committed to the discretion of the Independent Directors. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Directors.

         Under the Class B Plan, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customer does not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Corporation's
Independent Directors. The Board of Directors has set the fee at the maximum rate and set no minimum amount.

         The Class B Plan allows the service fee payment to be paid by the Distributor to Recipients in advance for the first year Class B shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net assets of the Class B shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event Class B shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of such advance payment to the Distributor.

         Although the Class B Plan permits the Distributor to retain both the asset-based sales charges and the service fee on Class B shares, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B Plan by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B Plan are subject to the limitations imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees. For the fiscal year ended June 30, 1996, payments under the Class B Plan totaled $38,469, of which the Distributor retained $33,636 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. For the fiscal period ended August 31, 1996, payments under the Class B Plan totaled $9,671, of which the distributor retained $8,439 as reimbursement for the Class B sales commissions and service fee advances, as well as financing costs.

         The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods, as described in the Prospectus. The asset-based sales charge paid to the Distributor by the Corporation under the Class B Plan is intended to allow the Distributor to recoup the cost of sales commissions paid to authorized brokers and dealers at the time of sale, plus financing costs, as described in the Prospectus. Such payments may also be used to pay for the following expenses in connection with the distribution of Class B shares: (i) financing the advance of the service fee payment to Recipients under the Class B Plan, (ii) compensation and expenses of personnel employed by the Distributor to support distribution of Class B shares, and (iii) costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A and Class B Shares. The availability of two classes of shares permits the individual investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor will generally not accept any order at $500,000 or $1 million or more of Class B shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

         The two classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B shares and the dividends payable on Class B shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B shares are subject.

         The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.


         The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A and Class B shares recognizes two types of expenses. General expenses that do not pertain specifically to either class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, (iv) fees to Independent Directors, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

     Determination of Net Asset Values Per Share. The net asset values per share of Class A and Class B shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open, by dividing value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M. New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Dealers other than Exchange members may conduct trading on days on which the Exchange is closed including weekends and holidays. Because the Fund's net asset value will not be calculated at those times, if securities held in the Fund's portfolio are traded at such time, the net asset values per share of Class A and Class B shares may be significantly affected on such days when shareholders may not purchase or redeem shares.

         The Corporation's Board of Directors has established procedures for the valuation of the Fund's securities, generally as follows: (i) long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Corporations Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (ii) debt instruments having a maturity of more than 397 days when issued, and non-money market type instruments having a maturity of 397 days or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Corporations Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry;
(iii) money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (iv) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see
(i) and (ii) above), the security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "ask" price is available.

         In the case of Municipal Securities, when last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity, and other special factors involved (such as the tax-exempt status of the interest paid by Municipal Securities). The Manager may use pricing services approved by the Board of Directors to price any of the types of securities described above. The Manager will monitor the accuracy of such pricing services, which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.

         Puts, calls and Futures are valued at the last sales price on the principal exchange on which they are traded, or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Directors or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing bid and asked prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between bid and asked prices obtained by the Manager from two active market makers (which in certain cases may be the bid price if no asked price is available).

         When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Rights of Accumulation and Letters of Intent because of the economies of sales efforts and in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain circumstances described in the Prospectus because the Distributor, dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, aunts, uncles, nieces, nephews, parents-in-law, sons- and daughters-in law, siblings a sibling's spouse and a spouse's siblings.


         o The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:


Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer California Municipal Fund
Oppenheimer Intermediate Municipal Fund
Oppenheimer Insured Municipal Fund
Oppenheimer Main Street California Municipal Fund
Oppenheimer Florida  Municipal Fund
Oppenheimer Pennsylvania Municipal  Fund
Oppenheimer New Jersey Municipal Fund
Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Target Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Value Stock Fund
Oppenheimer Asset Allocation Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income & Growth Fund
Oppenheimer International Growth Fund
Oppenheimer Enterprise Fund
Oppenheimer Bond Fund for Growth
Oppenheimer Life Span Balanced Fund
Oppenheimer Life Span Growth Fund
Oppenheimer Life Span Income Fund
Oppenheimer High Yield Fund
Oppenheimer Champion Income Fund
Oppenheimer Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term Government Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging Growth Fund

Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer International Bond Fund
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Quest Small Cap Value Fund
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Officers Value Fund
Oppenheimer Quest Growth & Income Value Fund
Rochester Fund Municipals*
Rochester Portfolio Series-Limited Term New York Municipal Fund*
Oppenheimer Disciplined Value Fund
Oppenheimer Disciplined Allocation Fund


and the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.


         *Shares of the Fund are not presently exchangeable for shares of these funds


         There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

         o Letters of Intent. A Letter of Intent (referred to as a"Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A and Class B shares (or shares of either class) of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intend period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the

Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.


         In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

         If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

         In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

         o Terms of Escrow That Apply to Letters of Intent.

         1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

         3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.


         5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares acquired subject to a contingent deferred sales charge, and (c) Class A shares or Class B shares acquired in exchange for either
(i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

         6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "Shareholder Account Rules and Policies," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

         There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.


Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.


How to Sell Shares

Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.


         o Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Directors of the Corporation may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value it portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

         o Involuntary Redemptions. The Board of Directors has the right to cause the involuntary redemption of the shares held in any Fund account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board of Directors will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, and the provisions of Maryland law, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.


Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares that you purchased subject to an initial or contingent deferred sales charge, or (ii)
Class B shares on which you paid a contingent deferred sales charge when you redeemed them. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfer of Shares. Shares are not subject to the payment of a contingent deferred sales charge at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How To Buy Shares" for the imposition of the Class B contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the broker or dealer to arrange this type of redemption.

The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes (normally, that is 4:00 P.M. but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.


Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B shareholders should not establish withdrawal plans because of the imposition of the Class B contingent deferred sales charge on such withdrawals (except where the Class B contingent deferred sales charge is waived as described in the Prospectus under "Waivers of Class B Contingent Deferred Sales Charge").

         By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

    o Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

         o Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment. It may not be desirable to purchases additional Class A shares while making automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.

         The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

         For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

         Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or ACH transfer payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

         The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

         The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend- reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

         To use Class A shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the Class A shares in certificated form. Share certificates are not issued for Class B shares. Upon written request from the Planholder, the Transfer Agent will determine the number of Class A shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

         If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares

         As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P., and Daily Cash Accumulation Fund, Inc., which only offer Class A shares and Oppenheimer Main Street California Municipal Fund which only offers Class A and Class B shares, (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans). A current list showing which funds offer which class can be obtained by calling the distributor at 1-800-525-7048.

         For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Bond Fund for Growth, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds, including Rochester Fund Municipals and Limited Term New York Municipal Fund. Class A shares of Rochester Fund Municipals or Limited Term New York Municipal Fund acquired on the exchange of Class M shares of Oppenheimer Bond Fund for Growth may be exchanged for Class M shares of that fund. For accounts of Oppenheimer Bond Fund for Growth established after March 8, 1996, Class M shares may be exchanged for Class A shares of other Oppenheimer funds except Rochester Fund Municipals and Limited-Term New York Municipals. Exchanges to Class M shares of Oppenheimer Bond Fund for Growth are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange from Class M shares. Otherwise no exchanges of any class of any Oppenheimer fund into Class M shares are permitted.

         Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. Shares of this Fund acquired by reinvestment of dividends or distribution from any other of the Oppenheimer funds (except Oppenheimer Cash Reserves) or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

         When Class B shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

         The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

         When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans Checkwriting, if available and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.


         Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

         The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes


Dividends and Distributions. During the Fund's fiscal years ended June 30, 1996 and August 31, 1996, the Fund maintained the practice, to the extent consistent with the amount of the Fund's net investment income and other distributable income, of attempting to pay dividends on Class A shares at a constant level of $.0611 per share each month, although the amount of such dividends was subject to change from time to time depending on market conditions, the composition of the Fund's portfolio and expenses borne by the Fund. The practice of attempting to pay dividends on Class A shares at a constant level required the Manager, consistent with the Fund's investment objective and investment restrictions, to monitor the Fund's portfolio and select higher yielding securities when deemed appropriate to maintain necessary net investment income levels. This practice did not affect the net asset value of the Fund's Class A shares. The Board of Directors may change the Fund's targeted dividend level at any time, without prior notice to shareholders; the Fund does not otherwise have a fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

         Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, in order to enable the investor to earn a return on otherwise idle funds.


Tax Status of the Fund's Dividends and Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends which are derived from net investment income earned by the Fund on Municipal Securities will be excludable from gross income of shareholders for Federal income tax purposes. Net investment income includes the allocation of amounts of income from the Municipal Securities in the Fund's portfolio which are free from Federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends made during the Fund's tax year. Such designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period. A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the alternative minimum tax.


         A shareholder receiving a dividend from income earned by the Fund from one or more of: (1) certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities); (2) income from securities loans; (3) income or gains from options or Futures; or (4) an excess of net short-term capital gain over net long-term capital loss from the Fund, treats the dividend as a receipt of either ordinary income or long-term capital gain in the computation of gross income, regardless of whether the dividend is reinvested. The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to Federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase (which period may be shortened by regulation) will be disallowed for Federal income tax purposes to the extent of exempt-interest dividends received on such shares.

         If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year. For example, if the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Tax Aspects of Covered Calls and Hedging Instruments," above). If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

         In any year in which the Fund qualifies as a regulated investment company under the Internal Revenue Code and is exempt from Federal income tax,
(1) the Fund will also be exempt from the California corporate income and franchise taxes and (2) the Fund will be qualified under California law to pay certain exempt interest dividends which will be exempt from the California personal income tax. Individual shareholders of the Fund will generally not be subject to California personal income tax on exempt-interest dividends received from the Fund to the extent such distributions are attributable to interest on California Municipal Securities (and qualifying obligations of the United States Government), provided that at least 50% of the Fund's assets at the close of each quarter of its taxable year are invested in such obligations. Distributions from the Fund attributable to sources other than California Municipal Securities will generally be taxable to such shareholders as ordinary income. In addition, certain distributions to corporate shareholders may be includable in income subject to the California alternative minimum tax.

         Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Fund's Board of Directors and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

         Distributions by the Fund from investment income and long-term and short-term capital gains will generally not be excludable from taxable income in determining the California corporate franchise or income tax for corporate shareholders of the Fund. Certain distributions may also be includable in income subject to the corporate alternative minimum tax.

         The Internal Revenue Code requires that a holder (such as the Fund) of a zero coupon security accrue as income each year a portion of the discount at which the security was purchased even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year or be subject to excise taxes, as described above. Accordingly, when the Fund holds zero coupon securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received during that year. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would have had in the absence of such transactions.


Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from shares of other Oppenheimer funds may be invested in shares of this Fund on the same basis.


Additional Information About the Fund


The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities collecting income of the portfolio securities and handling the delivery of securities to and from the Fund. The Manager has represented to the Fund that the banking relationships with the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances within the custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for the Manager and certain other funds advised by the Manager and its affiliates.

Independent Auditors' Report

================================================================================

The Board of Directors and Shareholders of Oppenheimer Main Street California Tax-Exempt Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Main Street California Tax-Exempt Fund as of June 30, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended June 30, 1996 and 1995, and the financial highlights for the period July 1, 1991 to June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Main Street California Tax-Exempt Fund at June 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP
-------------------------
DELOITTE & TOUCHE  LLP

Denver, Colorado
July 22, 1996

Statement of Investments June 30, 1996

                                                                                          Ratings: Moody's/
                                                                                          S&P's/Fitch's      Face       Market
Value
                                                                                          (Unaudited)        Amount     See Note
1
===================================================================================================================================
Municipal Bonds and Notes--98.2%
-----------------------------------------------------------------------------------------------------------------------------------
California--89.3%
                    Alameda County, California Certificates of Participation,
                    Prerefunded, BIG Insured, 7.25%, 6/1/09                                  Aaa/AAA       $1,635,000  $ 1,841,067
                    ---------------------------------------------------------------------------------------------------------------
                    Anaheim, California Public Financing
                    Authority Tax Allocation Revenue Bonds,
                    MBIA Insured, 6.45%, 12/28/18                                            Aaa/AAA       2,000,000    2,093,726
                    ---------------------------------------------------------------------------------------------------------------
                    Berkeley, California Health Facility Revenue Bonds,
                    Alta Bates Medical Center, Series A, 6.50%, 12/1/11                      Baa/BBB+       1,500,000    1,513,438
                    ---------------------------------------------------------------------------------------------------------------
                    California Health Facilities Financing Authority
                    Revenue Bonds, Episcopal Homes Project,
                    Series A, 7.80%, 7/1/15                                                  NR/A            1,000,000   1,067,014
                    ---------------------------------------------------------------------------------------------------------------
                    California Health Facilities Financing Authority
                    Revenue Refunding Bonds, Catholic Health Care West,
                    Series A, MBIA Insured, 5%, 7/1/11                                       Aaa/AAA       2,500,000    2,322,662
                    ---------------------------------------------------------------------------------------------------------------
                    California Housing Finance Agency Home Mtg.
                    Revenue Bonds, Series C, 6.75%, 2/1/25                                   Aa/AA-        4,990,000    5,212,264
                    ---------------------------------------------------------------------------------------------------------------
                    California Housing Finance Agency Single Family Mtg.
                    Purchase Revenue Bonds, Series A-2, 6.45%, 8/1/25                        Aaa/AAA      2,500,000    2,560,437
                    ---------------------------------------------------------------------------------------------------------------
                    California Pollution Control Financing Authority
                    Revenue Bonds, Pacific Gas & Electric Co. Project,
                    Series B, 6.35%, 6/1/09                                                  A1/A            2,000,000   2,099,548
                    ---------------------------------------------------------------------------------------------------------------
                    California State Department of Water Resources
                    Revenue Bonds, Central Valley Project, Prerefunded,
                    Series H, 6.90%, 12/1/25                                                 Aaa/AA          1,000,000   1,098,780
                    ---------------------------------------------------------------------------------------------------------------
                    California State Public Works Board Lease
                    Revenue Bonds, Department of Corrections,
                    Series A, AMBAC Insured, 5.25%, 1/1/21                                   Aaa/AAA/AAA    2,250,000    2,061,718
                    ---------------------------------------------------------------------------------------------------------------
                    California State Public Works Board Lease Revenue
                    Bonds, Department of Corrections-Madera State Prison,
                    Series E, 5.50%, 6/1/15                                                  A1/A-/A-        2,000,000   1,866,268
                    ---------------------------------------------------------------------------------------------------------------
                    Capistrano, California Unified School District
                    Community Facilities District Special Tax Bonds,
                    No. 87-1, 7.60%, 9/1/14                                                  NR/NR           1,000,000   1,015,586
                    ---------------------------------------------------------------------------------------------------------------
                    Corona, California Certificates of Participation,
                    Prerefunded, Series B, 10%, 11/1/20                                      Aaa/AAA      3,250,000    4,235,299
                    ---------------------------------------------------------------------------------------------------------------
                    Foothill/Eastern Transportation Corridor Agency
                    California Toll Road Revenue Bonds, Sr. Lien,
                    Series A, 6.50%, 1/1/32                                                  Baa/BBB-/BBB    1,400,000   1,403,860
                    ---------------------------------------------------------------------------------------------------------------
                    Long Beach, California Harbor Revenue Bonds,
                    5.125%, 5/15/18                                                          Aa/AA-          2,000,000   1,775,864
                    ---------------------------------------------------------------------------------------------------------------
                    Los Angeles County, California Certificates of
                    Participation, Disney Parking Project,
                    Zero Coupon, 6.95%, 9/1/11(1)                                            Baa1/BBB/A-    2,340,000      838,337
                    ---------------------------------------------------------------------------------------------------------------
                    Los Angeles, California Convention & Exhibition
                    Center Authority Refunding Certificates of
                    Participation, Prerefunded, Series A, 7.375%, 8/15/18                    Aaa/AAA        1,600,000    1,763,333
                    ---------------------------------------------------------------------------------------------------------------
                    Los Angeles, California Wastewater System Revenue
                    Refunding Bonds, Series D, FGIC Insured, 8.70%, 11/1/03                  Aaa/AAA/AAA    5,115,000    6,311,582



                    6  Oppenheimer Main Street California Tax-Exempt Fund


                                                                                          Ratings: Moody's/
                                                                                          S&P's/Fitch's      Face       Market
Value
                                                                                          (Unaudited)        Amount     See Note
1
-----------------------------------------------------------------------------------------------------------------------------------
California
(continued)
                    Metropolitan Water District of Southern California
                    Waterworks Revenue Refunding Bonds, 5.55%, 10/30/20                      Aa/AA         $3,000,000  $ 2,842,776
                    ---------------------------------------------------------------------------------------------------------------
                    Newport Mesa, California Unified School District
                    Special Tax Revenue Refunding Bonds, Community
                    Facilities District No. 90-1, 6.625%, 9/1/14                             NR/NR       2,000,000    1,981,010
                    ---------------------------------------------------------------------------------------------------------------
                    Orange County, California Community Facilities
                    District Special Tax Bonds, No. 87-3, Prerefunded,
                    Series A, 8.05%, 8/15/08                                                 NR/NR           1,480,000   1,624,184
                    ---------------------------------------------------------------------------------------------------------------
                    Orange County, California Community Facilities
                    District Special Tax Bonds, No. 88-1, Aliso Viejo,
                    Prerefunded, Series A, 7.35%, 8/15/18                                    NR/AAA       3,000,000    3,467,577
                    ---------------------------------------------------------------------------------------------------------------
                    Pittsburg, California Improvement Bond Act of 1915 Bonds,
                    Assessment District 1990-01, 7.75%, 9/2/20                               NR/NR       95,000       96,129
                    ---------------------------------------------------------------------------------------------------------------
                    Pomona, California Single Family Mtg. Revenue
                    Refunding Bonds, Escrowed to Maturity,
                    Series A, 7.60%, 5/1/23                                                  NR/AAA          2,500,000   3,057,065
                    ---------------------------------------------------------------------------------------------------------------
                    Redding, California Electric System Revenue
                    Certificates of Participation, FGIC Insured,
                    Inverse Floater, 7.28%, 6/1/19(2)                                        Aaa/AAA/AAA    1,150,000    1,052,986
                    ---------------------------------------------------------------------------------------------------------------
                    Redding, California Electric System Revenue
                    Certificates of Participation, MBIA Insured,
                    Inverse Floater, 8.90%, 7/8/22(2)                                        Aaa/AAA           500,000     552,476
                    ---------------------------------------------------------------------------------------------------------------
                    Regents of the University of California Revenue
                    Bonds, Multiple Purpose Projects, Prerefunded,
                    Series A, 6.875%, 9/1/16                                                 NR/A-             250,000    282,516
                    ---------------------------------------------------------------------------------------------------------------
                    Riverside County, California Community Facilities
                    District Special Tax Bonds, No. 88-12, 7.55%, 9/1/17                     NR/NR          1,500,000    1,512,970
                    ---------------------------------------------------------------------------------------------------------------
                    Sacramento County, California Single Family Mtg.
                    Revenue Bonds, Escrowed to Maturity, 8.125%, 7/1/16(3)                   Aaa/AAA        2,810,000    3,525,400
                    ---------------------------------------------------------------------------------------------------------------
                    Sacramento, California Municipal Utility District
                    Electric Revenue Refunding Bonds, FGIC Insured,
                    Inverse Floater, 8.64%, 8/15/18(2)                                       Aaa/AAA/AAA    1,500,000    1,465,492
                    ---------------------------------------------------------------------------------------------------------------
                    San Bernardino County, California Certificates of
                    Participation, Medical Center Financing Project,
                    5.50%, 8/1/17                                                            Baa1/A-         1,750,000   1,565,247
                    ---------------------------------------------------------------------------------------------------------------
                    San Diego County, California Water Authority
                    Revenue Certificates of Participation, Series 91-B,
                    MBIA Insured, Inverse Floater, 8.67%, 4/8/21(2)                          Aaa/AAA        1,000,000    1,051,824
                    ---------------------------------------------------------------------------------------------------------------
                    San Francisco, California Bay Area Rapid Transit
                    District Sales Tax Revenue Refunding Bonds,
                    AMBAC Insured, 6.75%, 7/1/11                                             Aaa/AAA/AAA    1,000,000    1,120,046
                    ---------------------------------------------------------------------------------------------------------------
                    San Joaquin Hills, California Transportation Corridor
                    Agency Toll Road Revenue Bonds, Sr. Lien, 6.75%, 1/1/32                  NR/NR/BBB      3,500,000    3,574,788
                    ---------------------------------------------------------------------------------------------------------------
                    Southern California Home Financing Authority
                    Single Family Mtg. Revenue Bonds, Series A, 7.35%, 9/1/24                NR/AAA          285,000      298,541
                    ---------------------------------------------------------------------------------------------------------------
                    Southern California Public Power Authority
                    Power Project Revenue Bonds, San Juan Unit 3,
                    Series A, MBIA Insured, 5%, 1/1/20                                       Aaa/AAA       1,000,000      880,565
                    ---------------------------------------------------------------------------------------------------------------
                    Southern California Public Power Authority
                    Transmission Project Revenue Bonds,
                    Inverse Floater, 7.81%, 7/1/12(2)                                        Aa/A+           2,500,000   2,504,252
                                                                                                                        -----------
                                                                                                                         73,536,627


                    7  Oppenheimer Main Street California Tax-Exempt Fund


                                                                                          Ratings: Moody's/
                                                                                          S&P's/Fitch's      Face       Market
Value
                                                                                          (Unaudited)        Amount     See Note
1
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Possessions--8.9%

                    Puerto Rico Commonwealth General Obligation Bonds,
                    MBIA Insured, Inverse Floater, 7.78%, 7/1/08(2)                          Aaa/AAA       $1,500,000  $ 1,522,179
                    ---------------------------------------------------------------------------------------------------------------
                    Puerto Rico Commonwealth Highway Authority
                    Revenue Bonds, Prerefunded, Series P, 8.125%, 7/1/13                     Aaa/AAA      2,000,000    2,189,944
                    ---------------------------------------------------------------------------------------------------------------
                    Puerto Rico Commonwealth Public Improvement
                    General Obligation Bonds, Prerefunded,
                    Series A, 7.75%, 7/1/17                                                  NR/AAA          1,000,000   1,107,783
                    ---------------------------------------------------------------------------------------------------------------
                    Puerto Rico Housing Finance Corp. Single Family Mtg.
                    Revenue Bonds, Portfolio 1, Series B, 7.65%, 10/15/22                    Aaa/AAA       285,000      295,895
                    ---------------------------------------------------------------------------------------------------------------
                    Puerto Rico Industrial, Medical & Environmental
                    Pollution Control Facilities Tourist Revenue Bonds,
                    Mennonite General Hospital Project,
                    Series A, 6.50%, 7/1/12                                                  NR/BBB-/BBB       600,000     598,224
                    ---------------------------------------------------------------------------------------------------------------
                    Puerto Rico Public Buildings Authority Guaranteed
                    Public Education & Health Facilities Revenue Bonds,
                    Prerefunded, Series H, 7.875%, 7/1/07                                    Aaa/AAA        1,500,000    1,590,874
                    ---------------------------------------------------------------------------------------------------------------
                                                                                                                          7,304,899
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $80,855,707)                                                                    98.2% 80,841,526
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                                    1.8   1,513,529
                                                                                                            ----------  -----------
Net Assets                                                                                                       100.0%
$82,355,055
                                                                                                            ==========
===========


1. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

2. Represents the current interest rate for a variable rate bond. Variable rate bonds known as "inverse floaters" pay interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $8,149,209 or 9.90% of the Fund's net assets at June 30, 1996.

3. Securities with an aggregate market value of $94,094 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.


As of June 30, 1996, securities subject to the alternative minimum tax amounted to $15,472,055 or 18.79% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:

Industry                                         Market Value        Percent
--------------------------------------------------------------------------------
Utilities                                        $17,760,733          22.0%
Housing                                           14,949,602          18.5
Lease/Rental                                      14,171,269          17.5
Special Tax Bonds                                 11,791,182          14.6
Transportation                                    10,064,501          12.5
Hospitals                                          5,501,339           6.8
General Obligation Bonds                           2,629,962           3.3
Pollution Control                                  2,099,548           2.6
Education                                          1,873,390           2.2
                                                 -----------         -----
                                                 $80,841,526         100.0%
                                                 ===========         =====

See accompanying Notes to Financial Statements.


8 Oppenheimer Main Street California Tax-Exempt Fund

                    Statement of Assets and Liabilities June 30, 1996

===================================================================================================================================
Assets              Investments, at value (cost $80,855,707)--see accompanying statement
       $80,841,526
                    ---------------------------------------------------------------------------------------------------------------
                    Cash                                                                                                    387,266
                    ---------------------------------------------------------------------------------------------------------------
                    Receivables:
                    Interest                                                                                              1,553,092
                    Shares of capital stock sold                                                                              1,766
                    ---------------------------------------------------------------------------------------------------------------
                    Other                                                                                                     5,867
                                                                                                                       ------------
                    Total assets                                                                                         82,789,517
===================================================================================================================================
Liabilities         Payables and other liabilities:
                    Dividends                                                                                               288,015
                    Shares of capital stock redeemed
88,610
                    Shareholder reports                                                                                      28,389
                    Daily variation on futures contracts--Note 5
13,787
                    Transfer and shareholder servicing agent fees
3,584
                    Distribution and service plan fees
3,147
                    Other                                                                                                     8,930
                                                                                                                       ------------
                    Total liabilities                                                                                       434,462
===================================================================================================================================
Net Assets                                                                                                              $82,355,055

============
===================================================================================================================================
Composition of
Net Assets          Par value of shares of capital stock                                                                $
67,763
                    ---------------------------------------------------------------------------------------------------------------
                    Additional paid-in capital
82,451,294
                    ---------------------------------------------------------------------------------------------------------------
                    Overdistributed net investment income
(132,853)
                    ---------------------------------------------------------------------------------------------------------------
                    Accumulated net realized gain on investment transactions
   14,344
                    ---------------------------------------------------------------------------------------------------------------
                    Net unrealized depreciation on investments--Note 3
(45,493)
                                                                                                                       ------------
                    Net assets                                                                                          $82,355,055

============
===================================================================================================================================
Net Asset Value
Per Share           Class A Shares:
                    Net asset value and redemption price per share (based on
                    net assets of $76,912,890 and 6,328,049 shares of capital stock outstanding)
         $12.15
                    Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)
$12.76
                    ---------------------------------------------------------------------------------------------------------------
                    Class B Shares:
                    Net asset value, redemption price and offering price per share (based on net assets of $5,442,165 and 448,274 shares of capital stock outstanding)
      $12.14


                    See accompanying Notes to Financial Statements.

                    9  Oppenheimer Main Street California Tax-Exempt Fund


                    Statement of Operations For the Year Ended June 30, 1996

===================================================================================================================================
Investment Income   Interest
$5,417,420
===================================================================================================================================
Expenses            Management fees--Note 4
330,555
                    ---------------------------------------------------------------------------------------------------------------
                    Shareholder reports                                                                                      59,148
                    ---------------------------------------------------------------------------------------------------------------
                    Transfer and shareholder servicing agent fees--Note 4
 55,205
                    ---------------------------------------------------------------------------------------------------------------
                    Distribution and service plan fees--Note 4:
                    Class B                                                                                                  38,469
                    ---------------------------------------------------------------------------------------------------------------
                    Legal and auditing fees                                                                                   9,937
                    ---------------------------------------------------------------------------------------------------------------
                    Custodian fees and expenses
9,164
                    ---------------------------------------------------------------------------------------------------------------
                    Registration and filing fees:
                    Class A                                                                                                   5,572
                    Class B                                                                                                   1,055





                    ---------------------------------------------------------------------------------------------------------------
                    Insurance expenses                                                                                        3,740
                    ---------------------------------------------------------------------------------------------------------------
                    Directors' fees and expenses
1,857
                    ---------------------------------------------------------------------------------------------------------------
                    Other                                                                                                     6,361
                                                                                                                       ------------
                    Total expenses                                                                                          521,063
                    Less expenses paid indirectly
(7,886)
                                                                                                                       ------------
                    Net expenses                                                                                            513,177
===================================================================================================================================
Net Investment Income
4,904,243
===================================================================================================================================
Realized and
Unrealized
Gain (Loss)         Net realized gain (loss) on:
                    Investments                                                                                              37,776
                    Closing of futures contracts
(24,718)
                                                                                                                       ------------
                    Net realized gain                                                                                        13,058
                    ---------------------------------------------------------------------------------------------------------------
                    Net change in unrealized appreciation or depreciation on investments
      446,150
                                                                                                                       ------------
                    Net realized and unrealized gain
459,208
===================================================================================================================================
Net Increase in Net Assets Resulting From Operations
$5,363,451

============


                    See accompanying Notes to Financial Statements

                    10  Oppenheimer Main Street California Tax-Exempt Fund

                    Statements of Changes in Net Assets

                                                                                                   Year Ended June 30,
                                                                                                   1996                  1995
===================================================================================================================================
Operations          Net investment income                                                         $ 4,904,243           $4,872,375
                    ---------------------------------------------------------------------------------------------------------------
                    Net realized gain                                                                  13,058           21,062
                    ---------------------------------------------------------------------------------------------------------------
                    Net change in unrealized appreciation or depreciation                             446,150            1,550,552
                                                                                                  -----------           -----------
                    Net increase in net assets resulting from operations                            5,363,451           6,443,989
===================================================================================================================================
Dividends and
Distributions to
Shareholders        Dividends from net investment income:
                    Class A                                                                        (4,694,006)          (4,502,183)
                    Class B                                                                          (189,244)              (89,348)
                    ---------------------------------------------------------------------------------------------------------------
                    Dividends in excess of net investment income:
                    Class A                                                                              --                (258,329)
                    Class B                                                                              --                  (8,756)
                    ---------------------------------------------------------------------------------------------------------------
                    Distributions from net realized gain:
                    Class A                                                                           (11,115)                 --
                    Class B                                                                              (475)                 --
                    ---------------------------------------------------------------------------------------------------------------
                    Distributions in excess of net realized gain:
                    Class A                                                                           (60,043)                 --
                    Class B                                                                            (2,568)                 --
===================================================================================================================================
Capital Stock
Transactions        Net increase (decrease) in net assets resulting from capital stock transactions--Note 2:
                    Class A                                                                        (1,651,052)         (2,943,992)
                    Class B                                                                         2,817,402           1,383,961
===================================================================================================================================
Net Assets          Total increase                                                                  1,572,350           25,342
                    ---------------------------------------------------------------------------------------------------------------
                    Beginning of period                                                            80,782,705           80,757,363
                                                                                                  -----------           -----------
                    End of period (including overdistributed net investment income
                    of $132,853 and $98,805, respectively)                                        $82,355,055          $80,782,705
                                                                                                  ===========          ===========


                    See accompanying Notes to Financial Statements.

                    11 Oppenheimer Main Street California Tax-Exempt Fund


                    Financial Highlights

                                    Class A                                                         Class B
                                    ------------------------------------------------------          -------------------------------
                                    Year Ended June 30,                                             Year Ended June 30,
                                    1996        1995        1994        1993        1992            1996       1995   1994(1)
===================================================================================================================================
Per Share Operating Data:
Net asset value,
  beginning of period               $12.09      $11.82      $12.66      $12.05      $11.61          $12.08   $11.80     $12.90
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                  .73         .73         .75         .80         .82             .61        .62     .38
Net realized and unrealized
  gain (loss)                          .07         .27        (.80)        .64         .45             .07        .27    (1.07)
                                   -------     -------     -------     -------     -------          ------     ------     ------
Total income (loss)
  from investment operations           .80        1.00        (.05)       1.44        1.27             .68        .89      (.69)
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions
  to shareholders:
Dividends from net
  investment income                   (.73)       (.69)       (.73)       (.81)       (.82)           (.61)      (.57)     (.37)
Dividends in excess of net
  investment income                     --        (.04)       (.03)         --          --              --       (.04)     (.01)
Distributions from net
  realized gain                         --(2)       --          --        (.02)       (.01)             --(2)      --         --
Distributions in excess of net
  realized gain                       (.01)         --        (.03)         --          --            (.01)        --       (.03)
                                   -------     -------     -------     -------     -------          ------     ------     ------
Total dividends and
  distributions to shareholders       (.74)       (.73)       (.79)       (.83)       (.83)           (.62)      (.61)     (.41)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period      $12.15      $12.09      $11.82      $12.66      $12.05          $12.14    $12.08     $11.80
                                   =======     =======     =======     =======    =======          ======     ======     ======





===================================================================================================================================
Total Return, at Net
  Asset Value(3)                      6.73%       8.93%      (0.60)%     12.53%      11.21%           5.66%     7.90%     (5.42)%
===================================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period
  (in thousands)                   $76,913     $78,134     $79,555     $72,387     $40,055          $5,442    $2,648     $1,203
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets
  (in thousands)                   $78,676     $76,148     $81,741     $54,840     $26,304          $3,848    $1,904       $649
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                 5.99%       6.27%       6.09%       6.46%       6.74%           4.94%     5.17%      4.91%(4)
Expenses(5)                           0.58%       0.57%       0.53%       0.39%       0.32%           1.60%   1.55%      1.62%(4)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)           33.1%       14.2%       20.2%        5.8%        25.7%           33.1%   14.2%      20.2%



1. For the period from October 29, 1993 (inception of offering) to June 30, 1994

2. Less than $.005 per share.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized.

5. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1996 were $29,530,605 and $26,880,864, respectively.

See accompanying Notes to Financial Statements.


                    12  Oppenheimer Main Street California Tax-Exempt Fund

Notes to Financial Statements

================================================================================
1.   Significant
     Accounting Policies

Oppenheimer Main Street California Tax-Exempt Fund (the Fund) is a separate series of Oppenheimer Main Street Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current income which is exempt from Federal and California personal income taxes for individual investors that is consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge. Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A and Class B shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

     During the year ended June 30, 1996, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended June 30, 1996, amounts have been reclassified to reflect an increase in overdistributed net investment income of $55,041 and an increase in accumulated net realized gain on investments of $55,041.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in California and, therefore, may have more credit risks related to the economic conditions of California than a portfolio with a broader geographical diversification.


13  Oppenheimer Main Street California Tax-Exempt Fund

================================================================================
1.   Significant
     Accounting Policies
     (continued)

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2.   Capital Stock

The Fund has authorized 26,250,000 shares of $.01 par value capital stock of each class. Transactions in shares of capital stock were as follows:


                                                                Year Ended June 30, 1996             Year Ended June 30,
1995
                                                                ---------------------------          ------------------------------
                                                                Shares          Amount               Shares            Amount
-----------------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                                            387,788         $ 4,767,548            549,187         $6,492,313
Dividends and distributions reinvested                          243,712           2,993,646            262,815           3,070,057
Redeemed                                                       (765,193)         (9,412,246)        (1,081,996)        (12,506,362)
                                                                -------         -----------          ---------         ------------
Net decrease                                                   (133,693)        $(1,651,052)          (269,994)        $(2,943,992)
                                                                =======         ===========         =========         ============
-----------------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                                            247,941         $ 3,048,438            125,642         $1,482,012
Dividends and distributions reinvested                            9,629             117,946              4,898              57,310
Redeemed                                                        (28,549)           (348,982)           (13,193)         (155,361)
                                                                -------         -----------          ---------         ------------
Net increase                                                    229,021         $ 2,817,402            117,347         $ 1,383,961
                                                                =======         ===========        =========         ============


================================================================================
3.   Unrealized Gains and
     Losses on Investments

At June 30, 1996, net unrealized depreciation on investments of $14,181 was composed of gross appreciation of $1,512,748, and gross depreciation of $1,526,929.

================================================================================
4.   Management Fees
     And Other Transactions
     With Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.55% of average annual net assets, with a contractual waiver when net assets are less than $100 million. Annual fees, reflecting this waiver, are 0.40% of net assets of $75 million or more but less than $100 million, 0.25% of net assets of $50 million or more but less than $75 million, 0.15% of net assets of $25 million or more but less than $50 million, and 0% of net assets less than $25 million. The Manager has agreed to assume Fund expenses (with specified exceptions) in excess of the regulatory limitation of the state of California.

     For the year ended June 30, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $134,177, of which $28,111 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B shares totaled $118,388. During the year ended June 30, 1996, OFDI received contingent deferred sales charges of $3,991 upon redemption of Class B shares.

     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

     Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

     The Fund has adopted a reimbursement type Distribution and Service Plan for Class B shares to reimburse OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares that are outstanding for 6 years or less. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the year ended June 30, 1996, OFDI retained $33,636 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. As of June 30, 1996, OFDI had incurred unreimbursed expenses of $215,851 for Class B.


14  Oppenheimer Main Street California Tax-Exempt Fund

================================================================================
5.   Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognized a realized gain or loss when the contract is closed or expires.

     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At June 30, 1996, the Fund had outstanding futures contracts to sell debt securities as follows:


                                                    Number of                  Valuation as of        Unrealized
Contracts to Sell          Expiration Date          Futures Contracts          June 30, 1996
Depreciation
------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds        9/96                     12                         $1,314,375             $31,312



15  Oppenheimer Main Street California Tax-Exempt Fund

Independent Auditors' Report

================================================================================
The Board of Directors and
Shareholders of Oppenheimer
Main Street California Municipal Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Main Street California Municipal Fund as of August 31, 1996, the statements of operations for the two months then ended and the year ended June 30, 1996, the statements of changes in net assets for the two months ended August 31, 1996 and the years ended June 30, 1996 and 1995, and the financial highlights for the period July 1, 1991 to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Main Street California Municipal Fund at August 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP
-------------------------------------
DELOITTE & TOUCHE LLP

Denver, Colorado
September 23, 1996





                    Statement of Investments   August 31, 1996

                                                                                  Ratings: Moody's/
                                                                                  S&P's/Fitch's       Face              Market
Value
                                                                                  (Unaudited)         Amount            See Note
1
====================================================================================================================================
Municipal Bonds and Notes--99.1%
------------------------------------------------------------------------------------------------------------------------------------
California--90.3%
                    Alameda County, California Certificates of Participation,
                    Prerefunded, BIG Insured, 7.25%, 6/1/09                              Aaa/AAA      $1,635,000      $ 1,836,546
                    ----------------------------------------------------------------------------------------------------------------
                    Anaheim, California Public Financing Authority Tax
                    Allocation Revenue Bonds, MBIA Insured, 6.45%, 12/28/18              Aaa/AAA       2,000,000        2,118,540
                    ----------------------------------------------------------------------------------------------------------------
                    Berkeley, California Health Facility Revenue Bonds,
                    Alta Bates Medical Center, Series A, 6.50%, 12/1/11                 Baa/BBB+      1,500,000        1,511,505
                    ----------------------------------------------------------------------------------------------------------------
                    California Health Facilities Financing
                    Authority Revenue Bonds:
                    Episcopal Homes Project, Series A, 7.80%, 7/1/15                        NR/A     1,000,000        1,072,470
                    Refunding, Catholic Health Care West,
                    Series A, MBIA Insured, 5%, 7/1/11                                   Aaa/AAA         2,500,000       2,317,875
                    ----------------------------------------------------------------------------------------------------------------
                    California Housing Finance Agency Home Mtg.
                    Revenue Bonds, Series C, 6.75%, 2/1/25                               Aa/AA-          4,985,000       5,118,698
                    ----------------------------------------------------------------------------------------------------------------
       @             California Housing Finance Agency Single Family Mtg.
                    Purchase Revenue Bonds, Series A-2, 6.45%, 8/1/25                    Aaa/AAA      2,500,000        2,522,725
                    ----------------------------------------------------------------------------------------------------------------
                    California Pollution Control Financing Authority
                    Revenue Bonds, Pacific Gas & Electric Co. Project,
                    Series B, 6.35%, 6/1/09                                                 A1/A         2,000,000     2,055,540
                    ----------------------------------------------------------------------------------------------------------------
                    California State Public Works Board Lease
                    Revenue Bonds, Department of Corrections:
                    Series A, AMBAC Insured, 5.25%, 1/1/21                           Aaa/AAA/AAA      2,250,000        2,082,622
                    Madera State Prison, Series E, 5.50%, 6/1/15                        A1/A/A-        2,000,000        1,913,060
                    ----------------------------------------------------------------------------------------------------------------
                    California Statewide Communities Development
                    Authority Revenue Certificates of Participation,
                    Cedars-Sinai Medical Center, 5.40%, 11/1/15                            A1/NR      1,000,000          882,360
                    ----------------------------------------------------------------------------------------------------------------
                    Capistrano, California Unified School District Community
                    Facilities District Special Tax Bonds, No. 87-1, 7.60%, 9/1/14         NR/NR      1,000,000        1,106,200
                    ----------------------------------------------------------------------------------------------------------------
                    Central California Joint Powers Health Financing
                    Authority Certificates of Participation, Community
                    Hospitals of Central California Project, 5%, 2/1/23                 A/NR/A-       1,050,000          865,473
                    ----------------------------------------------------------------------------------------------------------------
                    Corona, California Certificates of Participation,
                    Prerefunded, Series B, 10%, 11/1/20                                  Aaa/AAA         3,250,000       4,194,385
                    ----------------------------------------------------------------------------------------------------------------
                    Duarte, California Certificates of Participation,
                    City of Hope National Medical Center, 6.25%, 4/1/23                  Baa1/NR       500,000          490,005
                    ----------------------------------------------------------------------------------------------------------------
                    Foothill/Eastern Transportation Corridor Agency
                    California Toll Road Revenue Bonds,
                    Sr. Lien, Series A, 6.50%, 1/1/32                               Baa/BBB-/BBB         1,400,000       1,404,536
                    ----------------------------------------------------------------------------------------------------------------
                    Long Beach, California Harbor Revenue Bonds,
                    5.125%, 5/15/18                                                      Aa/AA-          2,000,000    1,776,780
                    ----------------------------------------------------------------------------------------------------------------
                    Los Angeles County, California Certificates
                    of Participation, Disney Parking Project,
                    Zero Coupon, 6.95%, 9/1/11(1)                                   Baa1/BBB/A-          2,340,000         855,574
                    ----------------------------------------------------------------------------------------------------------------
                    Los Angeles, California Convention & Exhibition Center
                    Authority Refunding Certificates of Participation,
                    Prerefunded, Series A, 7.375%, 8/15/18                               Aaa/AAA       1,600,000        1,757,600
                    ----------------------------------------------------------------------------------------------------------------
                    Los Angeles, California Wastewater System Revenue
                    Refunding Bonds, Series D, FGIC Insured, 8.70%, 11/1/03          Aaa/AAA/AAA        5,115,000        6,289,813


                    6  Oppenheimer Main Street California Municipal Fund






                                                                                  Ratings: Moody's/
                                                                                  S&P's/Fitch's       Face              Market
Value
                                                                                  (Unaudited)         Amount            See Note
1
====================================================================================================================================
California
(continued)
                    Metropolitan Water District of Southern California
                    Waterworks Revenue Refunding Bonds, 5.55%, 10/30/20                    Aa/AA      $3,000,000      $ 2,817,780
                    ----------------------------------------------------------------------------------------------------------------
                    Newport Mesa, California Unified School
                    District Special Tax Revenue Refunding Bonds,
                    Community Facilities District No. 90-1, 6.625%, 9/1/14                 NR/NR       2,000,000        2,005,900
                    ----------------------------------------------------------------------------------------------------------------
                    Orange County, California Community
                    Facilities District Special Tax Bonds:
                    No. 87-3, Prerefunded, Series A, 8.05%, 8/15/08                        NR/NR       1,480,000        1,614,739
                    No. 88-1, Aliso Viejo, Prerefunded, Series A, 7.35%, 8/15/18          NR/AAA       3,000,000        3,465,420
                    ----------------------------------------------------------------------------------------------------------------
                    Pittsburg, California Improvement Bond Act of 1915
                    Bonds, Assessment District 1990-01, 7.75%, 9/2/20                      NR/NR       95,000           98,439
                    ----------------------------------------------------------------------------------------------------------------
                    Pomona, California Single Family Mtg. Revenue Refunding
                    Bonds, Escrowed to Maturity, Series A, 7.60%, 5/1/23                  NR/AAA     2,500,000        2,947,150
                    ----------------------------------------------------------------------------------------------------------------
                    Redding, California Electric System
                    Revenue Certificates of Participation:
                    FGIC Insured, Inverse Floater, 7.494%, 6/1/19(2)                 Aaa/AAA/AAA    1,150,000        1,037,875
                    MBIA Insured, Inverse Floater, 9.002%, 7/8/22(2)                     Aaa/AAA    500,000          568,125
                    ----------------------------------------------------------------------------------------------------------------
                    Regents of the University of California
                    Revenue Bonds, Multiple Purpose Projects,
                    Prerefunded, Series A, 6.875%, 9/1/16                                   NR/A           250,000       282,148
                    ----------------------------------------------------------------------------------------------------------------
                    Riverside County, California Community Facilities
                    District Special Tax Bonds, No. 88-12, 7.55%, 9/1/17                   NR/NR        1,500,000        1,573,095
                    ----------------------------------------------------------------------------------------------------------------
                    Sacramento County, California Single Family
                    Mtg. Revenue Bonds, Escrowed to Maturity,
                    8.125%, 7/1/16(3)                                                    Aaa/AAA         2,810,000      3,446,577
                    ----------------------------------------------------------------------------------------------------------------
                    Sacramento, California Municipal Utility District
                    Electric Revenue Refunding Bonds, FGIC Insured,
                    Inverse Floater, 8.717%, 8/15/18(2)                              Aaa/AAA/AAA       1,500,000        1,571,250
                    ----------------------------------------------------------------------------------------------------------------
                    San Bernardino County, California Certificates
                    of Participation, Medical Center Financing Project,
                    5.50%, 8/1/17                                                       Baa1/A-          1,750,000      1,616,073
                    ----------------------------------------------------------------------------------------------------------------
                    San Diego County, California Water Authority
                    Revenue Certificates of Participation, Series 91-B,
                    MBIA Insured, Inverse Floater, 8.73%, 4/8/21(2)                      Aaa/AAA        1,000,000        1,067,500
                    ----------------------------------------------------------------------------------------------------------------
                    San Francisco, California Bay Area Rapid Transit
                    District Sales Tax Revenue Refunding Bonds,
                    AMBAC Insured, 6.75%, 7/1/11                                     Aaa/AAA/AAA        1,000,000        1,125,010
                    ----------------------------------------------------------------------------------------------------------------
                    San Joaquin Hills, California Transportation Corridor
                    Agency Toll Road Revenue Bonds, Sr. Lien, 6.75%,
                    1/1/32                                                             NR/NR/BBB         3,500,000       3,581,200
                    ----------------------------------------------------------------------------------------------------------------
                    Southern California Home Financing Authority Single
                    Family Mtg. Revenue Bonds, Series A, 7.35%, 9/1/24                    NR/AAA        285,000          296,765
                    ----------------------------------------------------------------------------------------------------------------
                    Southern California Public Power Authority
                    Power Project Revenue Bonds, San Juan Unit 3,
                    Series A, MBIA Insured, 5%, 1/1/20                                   Aaa/AAA         1,000,000         882,620
                    ----------------------------------------------------------------------------------------------------------------
                    Southern California Public Power Authority Transmission
                    Project Revenue Bonds, Inverse Floater, 7.569%, 7/1/12(2)              Aa/A+        2,500,000        2,518,750
                                                                                                                       ------------
                                                                                                                         74,688,723



                    7  Oppenheimer Main Street California Municipal Fund


                    Statement of Investments   (Continued)

                                                                                  Ratings: Moody's/
                                                                                  S&P's/Fitch's       Face              Market
Value
                                                                                  (Unaudited)         Amount            See Note
1
====================================================================================================================================
U.S. Possessions--8.8%
------------------------------------------------------------------------------------------------------------------------------------
                    Puerto Rico Commonwealth General Obligation Bonds,
                    MBIA Insured, Inverse Floater, 7.887%, 7/1/08(2)                     Aaa/AAA      $1,500,000      $ 1,565,625
                    ----------------------------------------------------------------------------------------------------------------
                    Puerto Rico Commonwealth Highway Authority
                    Revenue Bonds, Prerefunded, Series P, 8.125%, 7/1/13                 Aaa/AAA       2,000,000        2,178,500
                    ----------------------------------------------------------------------------------------------------------------
                    Puerto Rico Commonwealth Public Improvement
                    General Obligation Bonds, Prerefunded, Series A,
                    7.75%, 7/1/17                                                         NR/AAA         1,000,000      1,105,670
                    ----------------------------------------------------------------------------------------------------------------
                    Puerto Rico Housing Finance Corp. Single Family Mtg.
                    Revenue Bonds, Portfolio 1, Series B, 7.65%, 10/15/22                Aaa/AAA       285,000          298,395
                    ----------------------------------------------------------------------------------------------------------------
                    Puerto Rico Industrial, Medical & Environmental
                    Pollution Control Facilities Tourist Revenue Bonds,
                    Mennonite General Hospital Project,
                    Series A, 6.50%, 7/1/12                                          NR/BBB-/BBB           600,000        598,932
                    ----------------------------------------------------------------------------------------------------------------
                    Puerto Rico Public Buildings Authority Guaranteed
                    Public Education & Health Facilities Revenue Bonds,
                    Prerefunded, Series H, 7.875%, 7/1/07                                Aaa/AAA         1,500,000       1,579,320
                                                                                                                       ------------
                                                                                                                          7,326,442
------------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $82,016,413)                                                                99.1%    82,015,165
------------------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                                0.9      729,904
                                                                                                         ---------     ------------
Net Assets                                                                                                   100.0%    $82,745,069
                                                                                                         =========    ============

                    1. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

                    2. Represents the current interest rate for a variable rate bond. These bonds known as "inverse floaters" pay interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $8,329,125 or 10.07% of the Fund's net assets at August 31, 1996.

                    3. Securities with an aggregate market value of $165,583 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

As of August 31, 1996, securities subject to the alternative minimum tax amounted to $15,217,085 or 18.39% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:

Industry                                    Market Value                 Percent

Utilities                                   $16,753,713                  20.4%
Housing                                      14,630,310                  17.8
Lease/Rental                                 14,255,861                  17.4
Special Tax Bonds                            11,982,333                  14.6
Transportation                               10,066,026                  12.3
Hospitals                                     9,317,940                  11.4
General Obligation Bonds                      2,671,295                   3.3
Pollution Control                             2,055,540                   2.5
Education                                       282,147                   0.3
                                            -----------                 -----
                                            $82,015,165                 100.0%
                                            ===========                 =====

                    See accompanying Notes to Financial Statements.


                    8  Oppenheimer Main Street California Municipal Fund


                    Statement of Assets and Liabilities   August 31, 1996
====================================================================================================================================
Assets              Investments, at value (cost $82,016,413)--see accompanying statement
      $ 82,015,165
                    ----------------------------------------------------------------------------------------------------------------
                    Receivables:
                    Interest                                                                                              1,076,154
                    Shares of capital stock sold                                                                             41,084
                    Daily variation on futures contracts--Note 5
4,213
                    ----------------------------------------------------------------------------------------------------------------
                    Other                                                                                                     4,852
                                                                                                                       ------------
                    Total assets                                                                                         83,141,468
                                                                                                                       ------------

====================================================================================================================================
Liabilities         Bank overdraft                                                                                           27,084
                    ----------------------------------------------------------------------------------------------------------------
                    Payables and other liabilities:
                    Dividends                                                                                               288,301
                    Shares of capital stock redeemed
38,801
                    Shareholder reports                                                                                      33,331
                    Transfer and shareholder servicing agent fees
2,535
                    Distribution and service plan fees
2,439
                    Other                                                                                                     3,908
                                                                                                                       ------------
                    Total liabilities                                                                                       396,399
====================================================================================================================================
Net Assets                                                                                                             $ 82,745,069

============

====================================================================================================================================
Composition of
Net Assets          Par value of shares of capital stock                                                               $
68,064
                    ----------------------------------------------------------------------------------------------------------------
                    Additional paid-in capital
82,069,527
                    ----------------------------------------------------------------------------------------------------------------
                    Undistributed net investment income
598,945
                    ----------------------------------------------------------------------------------------------------------------
                    Accumulated net realized gain on investment transactions
    1,187
                    ----------------------------------------------------------------------------------------------------------------
                    Net unrealized appreciation on investments--Notes 3 and 5
    7,346
                                                                                                                       ------------
                    Net assets                                                                                         $ 82,745,069

============

====================================================================================================================================
Net Asset Value     Class A Shares:
Per Share           Net asset value and redemption price per share (based on
                    net assets of $76,817,365 and 6,318,241 shares of capital stock outstanding)
   $      12.16
                    Maximum offering price per share (net asset value plus sales charge of
                    4.75% of offering price)                                                                           $
12.77
                    ----------------------------------------------------------------------------------------------------------------
                    Class B Shares:
                    Net asset value, redemption price and offering price per share (based on net assets of $5,927,704 and 488,126 shares of capital stock outstanding)
$      12.14

                    See accompanying Notes to Financial Statements.


                    9  Oppenheimer Main Street California Municipal Fund


                    Statements of Operations

                                                                                                     Two Months         Year Ended
                                                                                                     Ended Aug. 31,     June 30,
                                                                                                     1996(1)            1995
====================================================================================================================================
Investment Income   Interest                                                                         $    927,063       $
5,417,420
                                                                                                     ------------       ------------
====================================================================================================================================
Expenses            Management fees--Note 4                                                                56,478
330,555
                    ----------------------------------------------------------------------------------------------------------------
                    Distribution and service plan fees--Note 4:
                    Class B                                                                                 9,671            38,469
                    ----------------------------------------------------------------------------------------------------------------
                    Transfer and shareholder servicing agent fees--Note 4                                   9,321
    55,205
                    ----------------------------------------------------------------------------------------------------------------
                    Shareholder reports                                                                     6,976
59,148
                    ----------------------------------------------------------------------------------------------------------------
                    Custodian fees and expenses                                                             3,720
9,164
                    ----------------------------------------------------------------------------------------------------------------
                    Registration and filing fees:
                    Class A                                                                                 1,601             5,572
                    Class B                                                                                   765             1,055
                    ----------------------------------------------------------------------------------------------------------------
                    Legal and auditing fees                                                                 1,330
9,937
                    ----------------------------------------------------------------------------------------------------------------
                    Directors' fees and expenses                                                              226
1,857
                    ----------------------------------------------------------------------------------------------------------------
                    Insurance expenses                                                                        642
3,740





                    ----------------------------------------------------------------------------------------------------------------
                    Other                                                                                     697             6,361
                                                                                                     ------------       -----------
                    Total expenses                                                                         91,427
521,063
                    Less expenses paid indirectly--Note 4                                                  (3,383)
(7,886)
                                                                                                     ------------       -----------
                    Net expenses                                                                           88,044
513,177
====================================================================================================================================
Net Investment Income                                                                                     839,019
4,904,243

====================================================================================================================================
Realized and
Unrealized
Gain (Loss)         Net realized gain (loss) on:
                    Investments                                                                           (15,610)           37,776
                    Closing of futures contracts                                                          (27,098)
(24,718)
                                                                                                     ------------       -----------
                    Net realized gain (loss)                                                              (42,708)
13,058
                    ----------------------------------------------------------------------------------------------------------------
                    Net change in unrealized appreciation or depreciation on investments
52,839           446,150
                                                                                                     ------------       -----------
                    Net realized and unrealized gain                                                       10,131
459,208

====================================================================================================================================
Net Increase in Net Assets Resulting From Operations                                                 $    849,150
  $ 5,363,451
                                                                                                     ============
===========

                    1. The Fund changed its fiscal year end from June 30 to August 31.

                    See accompanying Notes to Financial Statements.


                    10  Oppenheimer Main Street California Municipal Fund


                    Statements of Changes in Net Assets

                                                                             Two Months
                                                                             Ended Aug. 31,        Year Ended June 30,
                                                                             1996(1)             1996                1995
====================================================================================================================================
Operations         Net investment income                                     $    839,019        $  4,904,243
$    4,872,375

-----------------------------------------------------------------------------------------------------------------
                   Net realized gain (loss)                                       (42,708)             13,058
21,062

-----------------------------------------------------------------------------------------------------------------
                   Net change in unrealized appreciation or depreciation           52,839             446,150
     1,550,552
                                                                             ------------        ------------         -------------
                   Net increase in net assets resulting from operations           849,150           5,363,451
    6,443,989

====================================================================================================================================
Dividends and      Dividends from net investment income:
Distributions to   Class A                                                       (773,949)         (4,694,006)
(4,502,183)
Shareholders       Class B                                                        (47,009)           (189,244)
(89,348)

-----------------------------------------------------------------------------------------------------------------
                   Dividends in excess of net investment income:
                   Class A                                                           --                  --                (258,329)
                   Class B                                                           --                  --                  (8,756)

-----------------------------------------------------------------------------------------------------------------
                   Distributions from net realized gain:
                   Class A                                                           --               (11,115)                 --
                   Class B                                                           --                  (475)                 --

-----------------------------------------------------------------------------------------------------------------
                   Distributions in excess of net realized gain:
                   Class A                                                           --               (60,043)                 --
                   Class B                                                           --                (2,568)                 --

====================================================================================================================================
Capital Stock Net increase  (decrease) in net assets resulting from Transactions capital stock transactions--Note 2:
                    Class A                                                       (125,718)         (1,651,052)
(2,943,992)
                    Class B                                                        487,540           2,817,402
1,383,961

====================================================================================================================================
Net Assets         Total increase                                                 390,014           1,572,350
25,342

-----------------------------------------------------------------------------------------------------------------
                   Beginning of period                                         82,355,055          80,782,705
80,757,363
                                                                             ------------        ------------         -------------
                   End of period [including undistributed (overdistributed)
                   net investment income of $598,945, $(132,853) and
                   $(98,805), respectively]                                  $ 82,745,069        $ 82,355,055         $
80,782,705
                                                                             ============
============         =============

                    1. The Fund changed its fiscal year end from June 30 to August 31.

 See accompanying Notes to Financial Statements.


                    11  Oppenheimer Main Street California Municipal Fund


                    Financial Highlights

                                            Class A
                                            -----------------------------------------------------------
                                            Two Months
                                            Ended
                                            August 31, Year Ended June 30,
                                            1996(2)    1996       1995       1994       1993       1992
==============================================================================================================
Per Share Operating Data:
Net asset value, beginning of period        $12.15     $12.09     $11.82     $12.66     $12.05     $11.61
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                          .12        .73        .73        .75        .80        .82
Net realized and unrealized
gain (loss)                                    .01        .07        .27       (.80)       .64        .45

Total income (loss)
from investment operations                     .13        .80       1.00       (.05)      1.44       1.27

--------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income          (.12)      (.73)      (.69)      (.73)      (.81)      (.82)
Dividends in excess of net
investment income                               --         --       (.04)      (.03)        --         --
Distributions from net realized gain            --         --(3)      --         --       (.02)      (.01)
Distributions in excess of net
realized gain                                   --       (.01)        --       (.03)        --         --
Total dividends and
distributions to shareholders                 (.12)      (.74)      (.73)      (.79)      (.83)      (.83)





--------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $12.16     $12.15     $12.09     $11.82     $12.66     $12.05
                                            ======     ======     ======     ======
======     ======
=============================================================================================================
Total Return, at Net Asset Value(4)           1.12%      6.73%      8.93%     (0.60)%    12.53
11.21%

=============================================================================================================
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                             $76,817    $76,913    $78,134    $79,555    $72,387    $40,055

--------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)          $77,584    $78,676    $76,148    $81,741    $54,840    $26,304

--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                      6.00%(5)     5.99%      6.27%      6.09%      6.46%      6.74%
Expenses(6)                                0.57%(5)     0.58%      0.57%      0.53%      0.39%      0.32%
--------------------------------------------------------------------------------------------------------------

Portfolio turnover rate(7)                     1.4%     33.1%      14.2%      20.2%       5.8%      25.7%

                                                       Class B
                                                       -----------------
                                                       Two Months
                                                       Ended
                                                       August 31,  Year Ended June 30,
                                                       1996(2)     1996
                                                                                   1995           1994(1)
=============================================================================================================
Per Share Operating Data:
Net asset value, beginning of period                   $12.14      $12.08          $11.80         $12.90
-------------------------------------------------------------------------------------------------------------

Income (loss) from investment operations:
Net investment income                                     .10         .61             .62            .38
Net realized and unrealized
gain (loss)                                                --         .07             .27          (1.07)
                                                                                   ------          ------

Total income (loss)
from investment operations                                .10         .68             .89           (.69)
-------------------------------------------------------------------------------------------------------------

Dividends and distributions to
shareholders:
Dividends from net investment income                     (.10)       (.61)           (.57)          (.37)
Dividends in excess of net
investment income                                          --          --            (.04)          (.01)
Distributions from net realized gain                       --          --(3)           --             --
Distributions in excess of net
realized gain                                              --        (.01)             --           (.03)
                                                                                   ------          ------

Total dividends and
distributions to shareholders                            (.10)       (.62)           (.61)          (.41)
-------------------------------------------------------------------------------------------------------------

Net asset value, end of period                         $12.14      $12.14          $12.08         $11.80
                                                       ======      ======          ======
======
=============================================================================================================

Total Return, at Net Asset Value(4)                      0.85%       5.66%           7.90%         (5.42)%

=============================================================================================================
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                                         $5,928      $5,442          $2,648         $1,203
-------------------------------------------------------------------------------------------------------------

Average net assets (in thousands)                      $5,767      $3,848          $1,904           $649
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
Net investment income                                4.92%(5)       4.94%           5.17%       4.91%(5)
Expenses(6)                                          1.62%(5)       1.60%           1.55%       1.62%(5)
-------------------------------------------------------------------------------------------------------------

Portfolio turnover rate(7)                               1.4%       33.1%           14.2%          20.2%


1. For the period from October 29, 1993 (inception of offering) to June 30,
1994.

2. The Fund changed its fiscal year end from June 30 to August 31.

3. Less than $.005 per share.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Annualized.

6. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1996 were $2,272,749 and $1,109,040, respectively.

See accompanying Notes to Financial Statements.


12  Oppenheimer Main Street California Municipal Fund

Notes to Financial Statements

================================================================================
1. Significant
Accounting Policies

Oppenheimer Main Street California Municipal Fund (the Fund), operating under the name Oppenheimer Main Street California Tax-Exempt Fund through October 9, 1996, is a separate series of Oppenheimer Main Street Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. On August 27, 1996, the Board of Directors elected to change the fiscal year end of the Fund from June 30 to August 31. Accordingly, these financial statements include information for the two month period from July 1, 1996 to August 31, 1996. The Fund's investment objective is to seek as high a level of current income which is exempt from Federal and California personal income taxes for individual investors that is consistent with preservation of capital. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge. Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
     Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A and Class B shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from the ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

     During the two months ended August 31, 1996, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the two months ended August 31, 1996, amounts have been reclassified to reflect a decrease in paid-in capital of $743,288, a decrease in overdistributed net investment income of $713,737, and a decrease in accumulated net realized loss on investments of $29,551.


13  Oppenheimer Main Street California Municipal Fund

================================================================================
1. Significant
Accounting Policies
(continued)

Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in California and, therefore, may have more credit risks related to the economic conditions of California than a portfolio with a broader geographical diversification.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================

2. Capital Stock

The Fund has authorized 26,250,000 shares of $.01 par value capital stock of each class. Transactions in shares of capital stock were as follows:

                                                   Two Months Ended
                                                   August 31, 1996(1)          Year Ended June 30, 1996   Year
Ended June 30, 1995
                                                   -----------------------     ------------------------   -------------------------
                                                   Shares      Amount          Shares     Amount          Shares
Amount
------------------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                                 67,135    $   819,316     387,788    $ 4,767,548       549,187
$  6,492,313
Dividends and distributions reinvested               39,490        483,642     243,712      2,993,646
262,815       3,070,057
Redeemed                                           (116,433)    (1,428,676)   (765,193)    (9,412,246)
(1,081,996)    (12,506,362)
                                                   --------    -----------    --------    -----------    ----------    ------------
Net decrease                                         (9,808)   $  (125,718)   (133,693)   $(1,651,052)
(269,994)   $ (2,943,992)
                                                   ========    ===========    ========
===========    ==========    ============
------------------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                                 44,022    $   538,404     247,941    $ 3,048,438       125,642
$  1,482,012
Dividends and distributions reinvested                2,450         29,980       9,629        117,946
4,898          57,310
Redeemed                                             (6,620)       (80,844)    (28,549)      (348,982)      (13,193)
   (155,361)
                                                   --------    -----------    --------    -----------    ----------    ------------
Net increase                                         39,852    $   487,540     229,021    $ 2,817,402       117,347
 $  1,383,961
                                                   ========    ===========    ========
===========    ==========    ============


1. The Fund changed its fiscal year end from June 30 to August 31.

================================================================================
3. Unrealized Gains and
Losses on Investments

At August 31, 1996, net unrealized depreciation on investments of $1,248 was composed of gross appreciation of $1,788,329, and gross depreciation of $1,789,577.

================================================================================
4. Management Fees
And Other Transactions
With Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.55% of average annual net assets, with a contractual waiver when net assets are less than $100 million. Annual fees, reflecting this waiver, are 0.40% of net assets of $75 million or more but less than $100 million, 0.25% of net assets of $50 million or more but less than $75 million, 0.15% of net assets of $25 million or more but less than $50 million, and 0% of net assets less than $25 million. The Manager has agreed to assume Fund expenses (with specified exceptions) in excess of the regulatory limitation of the state of California.

     For the two months ended August 31, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $24,568, of which $4,283 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B shares totaled $19,208. During the two months ended August 31, 1996, OFDI received contingent deferred sales charges of $2,863 upon redemption of Class B shares.

     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

     Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.


14  Oppenheimer Main Street California Municipal Fund

================================================================================
4. Management Fees
And Other Transactions
With Affiliates
(continued)

The Fund has adopted a reimbursement type Distribution and Service Plan for Class B shares to reimburse OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares that are outstanding for 6 years or less. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the two months ended August 31, 1996, OFDI retained $8,439 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. As of August 31, 1996, OFDI had incurred unreimbursed expenses of $239,334 for Class B.

================================================================================
5. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At August 31, 1996, the Fund had outstanding futures contracts to sell debt securities as follows:

                                              Number of       Valuation as of            Unrealized
Contracts to Sell        Expiration Date   Futures Contracts  August 31, 1996           Appreciation
-----------------------------------------------------------------------------------------------------
U.S. Treasury Bonds            12/96              5               $533,906                 $8,594


15  Oppenheimer Main Street California Municipal Fund

                                   APPENDIX A


                        Description of Ratings Categories


Municipal Bonds


o Moody's Investor Services, Inc. The ratings of Moody's Investors Service, Inc. ("Moody's") for Municipal Bonds are Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Municipal Bonds rated "Aaa" are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than "Aaa" rated Municipal Bonds. The "Aaa" and "Aa" rated bonds comprise what are generally known as "high grade bonds." Municipal Bonds which are rated "A" by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment at some time in the future. Municipal Bonds rated "Baa" are considered "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated Aa1, A1, Baa1, Ba1 and B1 respectively.

         In addition to the alphabetic rating system described above, Municipal Bonds rated by Moody's which have a demand feature that provides the holder with the ability to periodically tender ("put") the portion of the debt covered by the demand feature, may also have a short-term rating assigned to such demand feature. The short-term rating uses the symbol VMIG to distinguish characteristics which include payment upon periodic demand rather than fund or scheduled maturity dates and potential reliance upon external liquidity, as well as other factors. The highest investment quality is designated by the VMIG 1 rating and the lowest by VMIG 4.


o Standard & Poor's Corporation. The ratings of Standard & Poor's Corporation ("S&P") for Municipal Bonds are AAA (Prime), AA (High Grade), A (Good Grade), BBB (Medium Grade), BB,

B, CCC, CC, and C (speculative grade). Bonds rated in the top four categories (AAA, AA, A, BBB) are commonly referred to as "investment grade." Municipal Bonds rated AAA are "obligations of the highest quality." The rating of AA is accorded issues with investment characteristics "only slightly less marked than those of the prime quality issues." The rating of A describes "the third strongest capacity for payment of debt service." Principal and interest payments on bonds in this category are regarded as safe. It differs from the two higher ratings because, with respect to general obligations bonds, there is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate. The BBB rating is the lowest "investment grade" security rating. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered. With respect to revenue bonds, debt coverage is only fair. Stability of the pledged revenues could show variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger. Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which would lead to inadequate capacity to meet timely interest and principal payments. Bonds rated "B" have a greater vulnerability to default, but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. Bonds rated "CCC" have a current identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. Bonds noted "CC" typically are debt subordinated to senior debt which is assigned on actual or implied "CCC" debt rating. Bonds rated "C" typically are debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. Bonds rated "D" are in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during the grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

o Fitch.  The ratings of Fitch Investors Service, Inc. for Municipal Bonds are
AAA, AA, A, BBB, BB, B, CCC, CC, C, DDD, DD, and D.   Municipal Bonds rated AAA
are judged to be of the

"highest credit quality." The rating of AA is assigned to bonds of "very high credit quality." Municipal Bonds which are rated A by Fitch are considered to be of "high credit quality." The rating of BBB is assigned to bonds of "satisfactory credit quality." The A and BBB rated bonds are more vulnerable to adverse changes in economic conditions than bonds with higher ratings. Bonds rated AAA, AA, A and BBB are considered to be of investment grade quality. Bonds rated below BBB are considered to be of speculative quality. The ratings of "BB" is assigned to bonds considered by Fitch to be "speculative." The rating of "B" is assigned to bonds considered by Fitch to be "highly speculative." Bonds rated "CCC" have certain identifiable characteristics which, if not remedied, may lead to default. Bonds rated "CC" are minimally protected. Default in payment of interest and/or principal seems probable over time. Bonds rated "C" are in imminent default in payment of interest or principal. Bonds rated "DDD", "DD" and "D" are in default on interest and/or principal payments. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

o Duff & Phelps' The ratings of Duff & Phelps are as follows: AAA which are judged to be the "highest credit quality". The risk factors are negligible, being only slightly more than for risk-free US Treasury debt. AA+, AA & AA- High credit quality protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. A+, A & A- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress. BBB+, BBB & BBB- Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles. BB+, BB & BB- Below investment grade but deemed to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category. B+, B & B- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade. CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic industry conditions, and/or with unfavorable company developments. DD Defaulted debt obligations issuer failed to meet scheduled principal and/or interest payments. DP Preferred stock with dividend arreages.

Municipal Notes

         o Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). Notes bearing the designation MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for financing. Notes bearing the designation "MIG-2" are of high quality with ample margins of protection, although not as large as notes rated "MIG." Such short-term notes which have demand features may also carry a rating using the symbol VMIG as described above, with the designation MIG-1/VMIG 1 denoting best quality, with superior liquidity support in addition to those characteristics attributable to the designation MIG-1.

         o S&P's rating for Municipal Notes due in three years or less are SP-1, SP-2, and SP-3. SP- 1 describes issues with a very strong capacity to pay principal and interest and compares with bonds rated A by S&P; if modified by a plus sign, it compares with bonds rated AA or AAA by S&P. SP-2 describes issues with a satisfactory capacity to pay principal and interest, and compares with bonds rated BBB by S&P. SP-3 describes issues that have a speculative capacity to pay principal and interest.

         o Fitch's rating for Municipal Notes due in three years or less are F-1+, F-1, F-2, F-3, F-S and D. F-1+ describes notes with an exceptionally strong credit quality and the strongest degree of assurance for timely payment. F-1 describes notes with a very strong credit quality and assurance of timely payment is only slightly less in degree than issues rated F-1+. F-2 describes notes with a good credit quality and a satisfactory assurance of timely payment, but the margin of safety is not as great for issues assigned F-1+ or F-1 ratings. F-3 describes notes with a fair credit quality and an adequate assurance of timely payment, but near-term adverse changes could cause such securities to be rated below investment grade. F-S describes notes with weak credit quality. Issues rated D are in actual or imminent payment default.


Corporate Debt


         The "other debt securities" included in the definition of temporary investments are corporate (as opposed to municipal) debt obligations. The Moody's, S&P and Fitch corporate debt ratings shown do not differ materially from those set forth above for Municipal Bonds.

Commercial Paper

         o Moody's The ratings of commercial paper by Moody's are Prime-1, Prime-2, Prime-3 and Not Prime. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

         o S&P The ratings of commercial paper by S&P are A-1, A-2, A-3, B, C, and D. A-1 indicates that the degree of safety regarding timely payment is strong. A-2 indicates capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. A-3 indicates an adequate capacity for timely payments. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B indicates only speculative capacity for timely payment. C indicates a doubtful capacity for payment. D is assigned to issues in default.

         o Fitch The ratings of commercial paper by Fitch are similar to its ratings of Municipal Notes, above.

                                   APPENDIX B


                              Tax-Equivalent Yields

The equivalent yield tables below compare tax-free income with taxable income under Federal individual income tax rates, and California state individual income tax rates effective January 1, 1996. "Combined Taxable Income" refers to the net amount subject to Federal and California income taxes after deductions and exemptions. The tables assume that an investor's highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, and that state tax payments are currently deductible for Federal tax purposes and that the investor is not subject to Federal or state alternative minimum tax. The income tax brackets are subject to indexing in future years to reflect changes in the Consumer Price Index. The brackets do not reflect the phaseout of itemized deductions and personal exemptions at higher income levels, resulting in higher effective tax rates (and tax equivalent yields). For years beginning after January 1, 1996 the top marginal
California personal tax rate will be reduced to 9.3% and the top combined marginal tax rate will be 45.22%.


                                   APPENDIX B

                              Tax-Equivalent Yields


The equivalent yield tables below compare tax-free income with taxable income under Federal individual income tax rates, and California state individual income tax rates effective January 1, 1996. "Combined Taxable Income" refers to the net amount subject to Federal and California income taxes after deductions and exemptions. The tables assume that an investor's highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, and that state tax payments are currently deductible for Federal tax purposes and that the investor is not subject to Federal or state alternative minimum tax. The income tax brackets are subject to indexing in future years to reflect changes in the Consumer Price Index. The brackets do not reflect the phaseout of itemized deductions and personal exemptions at higher income levels, resulting in higher effective tax rates (and tax equivalent yields). For years beginning after January 1, 1996 the top marginal
California personal tax rate will be reduced to 9.3% and the top combined marginal tax rate will be 45.22%.

Combined Taxable Income

Joint Return                     Effective Tax Bracket                  Oppenheimer California Tax-Exempt
Fund Yield of:
                           -----------------------------------
              But                     Cali-                   2.00%     2.50%     3.00%      3.50%      3.82%
4.00%       4.37%
Over          Not Over     Federal    fornia    Combined      Is Approximately Equivalent to a Taxable
Yield of:
----          --------     -------    ------    --------
$ 22,898      $ 36,138     15.00%     4.00%       18.40%      2.45%     3.06%     3.68%      4.29%    4.68%     4.90%       5.36%
$ 36,138      $ 40,100     15.00%     6.00%       20.10%      2.50%     3.13%     3.75%      4.38%    4.78%     5.01%       5.47%
$ 40,100      $ 50,166     28.00%     6.00%       32.32%      2.96%     3.69%     4.43%      5.17%    5.64%     5.91%       6.46%
$ 50,166      $ 63,400     28.00%     8.00%       33.76%      3.02%     3.77%     4.53%      5.28%    5.77%     6.04%       6.60%
$ 63,400      $ 96,900     28.00%     9.30%       34.70%      3.06%     3.83%     4.59%      5.36%    5.85%     6.13%       6.69%
$ 96,900      $147,700     31.00%     9.30%       37.42%      3.20%     3.99%     4.79%      5.59%    6.10%     6.39%       6.98%
$147,700      $219,872     36.00%     9.30%       41.95%      3.45%     4.31%     5.17%      6.03%    6.58%     6.89%       7.53%
$219,872      $263,750     36.00%    10.00%       42.40%      3.47%     4.34%     5.21%      6.08%    6.63%     6.94%       7.59%
$263,750      $439,744     39.60%    10.00%       45.64%      3.68%     4.60%     5.52%      6.44%    7.03%     7.36%       8.04%
$439,744 and above         39.60%    11.00%       46.24%      3.72%     4.65%     5.58%      6.51%    7.11%     7.44%       8.13%




                                                              4.50%     5.00%     5.50%      6.00%      6.50%     7.00%
                                                              Is Approximately Equivalent to a Taxable Yield of:

                                                              5.51%     6.13%     6.74%      7.35%      7.97%     8.58%
                                                              5.63%     6.26%     6.88%      7.51%      8.14%     8.76%
                                                              6.65%     7.39%     8.13%      8.87%      9.60%     10.34%
                                                              6.79%     7.55%     8.30%      9.06%      9.81%     10.57%
                                                              6.89%     7.66%     8.42%      9.19%      9.95%     10.72%
                                                              7.19%     7.99%     8.79%      9.59%     10.39%     11.19%
                                                              7.75%     8.61%     9.47%     10.34%     11.20%     12.06%
                                                              7.81%     8.68%     9.55%     10.42%     11.28%     12.15%
                                                              8.28%     9.20%    10.12%     11.04%     11.96%     12.88%
                                                              8.37%     9.30%    10.23%     11.16%     12.09%     13.02%


Single Return:

              But
Over          Not Over                                        2.00%     2.50%     3.00%      3.50%      3.82%
4.00%       4.37%
----          --------

$ 18,069      $ 24,000     15.00%     6.00%       20.10%      2.50%     3.13%     3.75%      4.38%     4.78%     5.01%       5.47%
$ 24,000      $ 25,083     28.00%     6.00%       32.32%      2.96%     3.69%     4.43%      5.17%     5.64%     5.91%       6.46%
$ 25,083      $ 31,700     28.00%     8.00%       33.76%      3.02%     3.77%     4.53%      5.28%     5.77%     6.04%       6.60%
$ 31,700      $ 58,150     28.00%     9.30%       34.70%      3.06%     3.83%     4.59%      5.36%     5.85%     6.13%       6.69%
$ 58,150      $109,936     31.00%     9.30%       37.42%      3.20%     3.99%     4.79%      5.59%     6.10%     6.39%       6.98%
$109,936      $121,300     31.00%    10.00%       37.90%      3.22%     4.03%     4.83%      5.64%     6.15%     6.44%       7.04%
$121,300      $219,872     36.00%    10.00%       42.40%      3.47%     4.34%     5.21%      6.08%     6.63%     6.94%       7.59%
$219,872      $263,750     36.00%    11.00%       43.04%      3.51%     4.39%     5.27%      6.14%     6.71%     7.02%       7.67%
$263,750 and above         39.60%    11.00%       46.24%      3.72%     4.65%     5.58%      6.51%     7.11%     7.44%       8.13%

                                                              4.50%     5.00%     5.50%      6.00%      6.50%     7.00%
                                                              5.63%     6.26%     6.88%      7.51%      8.14%     8.76%
                                                              6.65%     7.39%     8.13%      8.87%      9.60%     10.34%
                                                              6.79%     7.55%     8.30%      9.06%      9.81%     10.57%
                                                              6.89%     7.66%     8.42%      9.19%      9.95%     10.72%
                                                              7.19%     7.99%     8.79%      9.59%     10.39%     11.19%
                                                              7.25%     8.05%     8.86%      9.66%     10.47%     11.27%
                                                              7.81%     8.68%     9.55%     10.42%     11.28%     12.15%
                                                              7.90%     8.78%     9.66%     10.53%     11.41%     12.29%
                                                              8.37%     9.30%    10.23%     11.16%     12.09%     13.02%


                                   APPENDIX C


                     Municipal Bond Industry Classifications

                                    Electric
                                       Gas
                                      Water
                                      Sewer
                                    Telephone
                             Adult Living Facilities
                                    Hospital
                               General Obligation
                               Special Assessment
                                    Sales Tax
                           Manufacturing, Non Durables
                             Manufacturing, Durables
                                Pollution Control
                                Resource Recovery
                                Higher Education
                                    Education
                                  Lease Rental
                             Non Profit Organization
                                    highways
                           Marine/Aviation Facilities
                              Mufti Family Housing
                              Single Family Housing

Investment Adviser
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202-3942


Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202